                                                   EXECUTION COPY: July 12, 1994

================================================================================


                            FIDELITY FEDERAL BANK,
                                    Seller

                                      and

                           EMC MORTGAGE CORPORATION

                                   Purchaser

                  LOAN AND REO PURCHASE AGREEMENT (SECONDARY)
                           Dated as of July 12, 1994


================================================================================

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
ARTICLE I        DEFINITIONS                                                                  1

      Section 1.01    Defined Terms......................................................     1

ARTICLE II       SALE AND CONVEYANCE OF ASSETS...........................................     8

      Section 2.01    Purchase and Sale of Assets........................................     8
      Section 2.02    Servicing..........................................................     9
      Section 2.03    Delivery of Mortgage Loan Assets...................................     9
      Section 2.04    Delivery of REO Assets.............................................    10
      Section 2.05    Recordation of Assignments and Deeds; Transfer Taxes...............    11
      Section 2.06    Risk of Loss; Insurance............................................    12
      Section 2.07    Allocation of Mortgage Loan Payments...............................    12
      Section 2.08    Escrow Balances....................................................    13
      Section 2.09    Apportionments.....................................................    14
      Section 2.10    Payments of Expenses...............................................    15
      Section 2.11    Legal Proceedings..................................................    15
      Section 2.12    Unreimbursed Advances..............................................    16
      Section 2.13    Pending Loan Modifications.........................................    16
      Section 2.14    Delinquent Real Estate Taxes and Assessments.......................    17
      Section 2.15    Continuing Cooperation; Subsequent Documentation...................    17

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF THE SELLER............................    17

      Section 3.01    General Representations and Warranties of the Seller...............    17
      Section 3.02    Representations and Warranties as to the Mortgage Loans............    18
      Section 3.03    Representations and Warranties as to the REO Properties............    18

ARTICLE IV       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER..............    21

      Section 4.01    Representations and Warranties of the Purchaser....................    21

ARTICLE V        SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING STRUCTURAL
                 DEFECTS AND ENVIRONMENTAL HAZARDS; REMEDIES.............................    25

      Section 5.01    Structural Defects..................................................    25
      Section 5.02    Environmental Hazards..............................................    25
      Section 5.03    Certificate of Structural Defect...................................    25
      Section 5.04    Certificate of Environmental Hazard................................    25
      Section 5.05    Limitations........................................................    26
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      Section 5.06    Seller's Options...................................................  26
      Section 5.07    Environmental Risks................................................  27
      Section 5.08    Purchaser's Release of Seller......................................  27

ARTICLE VI       REMEDIES................................................................  28

      Section 6.01    Breach of the Seller's Representations and Warranties;
                      Non-delivery of Documents; Cure; Repurchase........................  28
      Section 6.02    Termination of the Seller's Obligation to Repurchase...............  29
      Section 6.03    Transfer of Mortgage Loan Asset and Mortgage Loan File
                      Upon Repurchase....................................................  30
      Section 6.04    Transfer of REO Asset Upon Repurchase..............................  30
      Section 6.05    Risk of Loss.......................................................  30
      Section 6.06    Breach of the Purchaser's Representations and Warranties...........  31
      Section 6.07    Distribution of Deposit and Remedies if No Closing.................  31

ARTICLE VII      CONDITIONS PRECEDENT....................................................  32

      Section 7.01    Conditions Precedent To Be Performed by the Seller.................  32
      Section 7.02    Conditions Precedent To Be Performed by the Purchaser..............  33
      Section 7.03    Additional Condition Precedent.....................................  33

ARTICLE VIII     MISCELLANEOUS PROVISIONS................................................  34

      Section 8.01    Governing Law; Jurisdiction; Consent to Service of Process.........  34
      Section 8.02    Hart-Scott-Rodino..................................................  34
      Section 8.03    Confidentiality....................................................  34
      Section 8.04    Broker's Fees......................................................  34
      Section 8.05    Notices............................................................  34
      Section 8.06    Severability of Provisions.........................................  35
      Section 8.07    Schedules and Exhibits.............................................  36
      Section 8.08    Waivers and Amendments.............................................  36
      Section 8.09    No Third Party Rights..............................................  36
      Section 8.10    Successors and Assigns.............................................  36
      Section 8.11    Captions...........................................................  36
      Section 8.12    Counterparts.......................................................  36
      Section 8.13    Entire Agreement...................................................  36
      Section 8.14    No Merger..........................................................  37

SCHEDULES
- - ---------

Schedule 1.01-A    Allocated Price Schedule..............................................   1
Schedule 1.01-B    Mortgage Loan Schedule................................................   2
Schedule 1.01-C    Pending Loan Modifications Schedule...................................   3
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                                      ii

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Schedule 1.01-D        REO Property Schedule ............................................    4
Schedule 2.04(viii)    Construction Contracts ...........................................    5
Schedule 2.07(a)(ii)   Earthquake Deferrals..............................................    6
Schedule 3.01(iv)      Litigation........................................................    7


EXHIBITS
- - --------

Exhibit 1.01-A         Form of Assignment of Intangible Personal Property................    9
Exhibit 1.01-B         Form of Bill of Sale..............................................   10
Exhibit 1.01-C         Form of Servicing Agreement.......................................   11
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                  Loan and REO Purchase Agreement (Secondary)
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                                      iii

                                                                   EXHIBIT 10.11

                  LOAN AND REO PURCHASE AGREEMENT (SECONDARY)

          THIS LOAN AND REO PURCHASE AGREEMENT (SECONDARY) (this "Agreement"),
                                                                ---------
dated as of July 12, 1994, is executed by and between Fidelity Federal Bank, a Federal Savings Bank (the "Seller"), and EMC Mortgage Corporation, a Delaware
                           ------
corporation (the "Purchaser").
                  ---------

          WHEREAS, the Seller owns certain Mortgage Loan Assets (as defined herein) and REO Assets (as defined herein); and WHEREAS, the Purchaser desires to purchase and the Seller desires to sell such Mortgage Loan Assets and REO Assets and related rights and assets;

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01  Defined Terms.
                        -------------

          Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article and shall apply to the singular and plural forms:

          "Agreement" means this Loan and REO Purchase Agreement including the
           ---------
schedules and exhibits hereto and all amendments hereof and supplements hereto.

          "Allocated Price" means, as to each Mortgage Loan Asset and each REO
           ---------------
Asset, the portion of the Purchase Price attributed to the Mortgage Loan Asset and REO Asset as set forth on the Allocated Price Schedule provided by the Purchaser on or prior to the Bid Date and attached hereto as Schedule 1.01-A.
                                                             ---------------

          "ALTA" means the American Land Title Association.
           ----
          "Apportionment Amount" shall have the meaning set forth in Section
           --------------------
2.09.

          "Appraised Value" means with respect to any REO Property or Mortgaged
           ---------------
Property, the value of such REO Property or Mortgaged Property based upon the most recent appraisal thereof contained in the Investors' Review File.

          "Assets" means the Mortgage Loan Assets and the REO Assets.
           ------

          "Assignment" means an assignment of a Mortgage or equivalent
           ----------
instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the related Mortgage Loan Asset.

          "Assignment of Intangible Personal Property" means an Assignment of
           ------------------------------------------
Intangible Personal Property substantially in the form of Exhibit 1.01-A hereto.
                                                          --------------


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          "Balance Purchase Price" shall be an amount equal to the Purchase
           ----------------------
Price minus the Deposit.
      -----

          "Bid Date" means July 8, 1994.
           --------

          "Bid Information Date" means July 5, 1994.
           --------------------

          "Bill of Sale" means a Bill of Sale substantially in the form of
           ------------

Exhibit 1.01-B hereto.
- - --------------

          "Business Day" means any day other than (i) a Saturday or Sunday, or
           ------------
(ii) a day on which banking or savings and loan institutions in the State of California are authorized or obligated by law or executive order to be closed.

          "Claims" shall have the meaning set forth in Section 5.08.
           ------

          "Closing" means the closing of the purchase and sale of the Assets
           -------
hereunder, as provided in Section 2.01.

          "Closing Date" shall have the meaning set forth in Section 2.01.
           ------------

          "Condominium Association" means the condominium association  that
           -----------------------
is responsible for the operation of a Condominium Project.

          "Condominium Loan" means any Mortgage Loan that is secured by a
           ----------------
Mortgage on a Condominium Unit and identified on the Mortgage Loan Schedule.

          "Condominium Project," with respect to a Condominium Unit or REO
           -------------------
Condominium Unit, means all real property owned by a Condominium Association and the individual owners of the separate units including the land, the separate units and all common elements.

          "Condominium Unit" means each specific unit in a Condominium Project
           ----------------
identified on the Mortgage Loan Schedule or the REO Property Schedule.

          "Cure Estimate" shall have the meaning set forth in Sections 5.03 or
           -------------
5.04, as applicable.

          "Cure Threshold" means the greater of five percent (5%) of the
           --------------
Allocated Price of the related Asset and $20,000.

          "Cut-off Date" means May 31, 1994.
           ------------

          "Deeds" shall have the meaning set forth in Section 2.04.
           -----

          "Deposit" means the ten percent (10%) of the Purchase Price that the
           -------
Purchaser shall deliver to the Deposit Escrow Agent prior to the Closing Date pursuant to Section 2.01. "Deposit" also includes interest on the Deposit from the date of receipt by the Deposit Escrow Agent to, but not including, the Closing Date, as provided in Section 2.01.

          "Deposit Escrow Agent" means Morgan Guaranty Trust Company of New
           --------------------
York.


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          "Deposit Escrow Agreement" means the Deposit Escrow Agreement dated as
           -------------------------
of the date of this Agreement, by and among the Purchaser, the Seller and the Deposit Escrow Agent.

          "Deviation Amount" shall have the meaning set forth in Section 2.09.
           ----------------

          "Engineering Structural Report" means a report prepared at the request
           -----------------------------
of the Seller, included in the Investors' Review File prior to the Bid Date, reporting the results of an inspection of a Property in an area affected by the Northridge Earthquake, made by a structural engineer after the Northridge Earthquake.

          "Environmental Hazard" means any condition on a Property by reason of
           --------------------
which the Property is not in substantial compliance with a federal, state, or local law, ordinance or regulation or any court judgment applicable to the Mortgagor or the Property relating to industrial hygiene or to environmental conditions including, but not limited to, those relating to the release, emission or discharge of substances defined therein as hazardous and including without limitation, conditions relating to lead paint ("Lead Paint Hazard").

          "Escrow Advance" means the funds advanced by the Seller on behalf of
           --------------
the Mortgagor for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, capital improvements or other similar payments that have not been reimbursed by such Mortgagor.

          "Escrow Agent" means North American Title Company or any other escrow
           ------------
agent appointed by the mutual agreement of the Seller and the Purchaser to assist the Closing.

          "Escrow Balance" means the positive balance of funds held by the
           --------------
Seller or held in escrow pursuant to any Mortgage for impounds for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, funds reserved for capital improvements or other similar payments.

          "Estimated Apportionment Amount" shall have the meaning set forth in
           ------------------------------
Section 2.09.

          "Insured Loss" means any condemnation (or the initiation of
           ------------
proceedings therefor) that is not a Material Loss and any casualty loss that is not a Material Loss and against which the Seller (or the Purchaser for the purposes of Section 6.05) has valid insurance coverage.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

          "Investors' Review File" means, as to each Mortgage Loan or REO
           ----------------------
Property the information contained in the files made available to the Purchaser's representatives at the Seller's offices located at 700 North Central Avenue, Glendale, California, together with all supplementary information made available to the Purchaser at the Seller's offices or directly to the Purchaser on or before the Bid Information Date, which consists of some or all of the following with respect to a particular Asset: (a) the Loan Documents; (b) any physical inspection report concerning the related Property; (c) any Engineering Structural Report concerning the related Property; (d) any title updates, current rent rolls, current operating statements, appraisals and similar materials prepared for presentation to investors; and (e) the Confidential Portfolio Information Package dated May 26,


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

1994 provided to the Purchaser and any amendments, appendices or supplements thereto provided to the Purchaser. The information regarding each Mortgage Loan and REO Property contained in the magnetic tapes delivered to the Purchaser shall also be deemed to be part of the Investors' Review File with respect to such Mortgage Loan or REO Property described therein. Information given to an individual investor in response to an inquiry from that investor is not part of the Investors' Review File.

          "Lead PaintHazard" shall have the meaning set forth in the definition of Environmental Hazard.

          "Loan Documents" means the Mortgage Note, the Mortgage and any and all
           --------------
other agreements, certificates, documents or instruments in the Seller's possession or under its control relating to the origination, closing and modification of a Mortgage Loan, including without limitation any related security agreement, UCC financing statement, guaranty, letter of credit, pledge, loan agreement or other instrument creating a security interest in, and lien upon, real and/or personal property; any Participation Agreements, assumption agreements, modification agreements, appraisals, guarantees, insurance certificates, borrower estoppel certifications and subordination agreements for leases, financial and/or operating statements, credit reports, lender's title insurance policy, engineering reports, soil reports, environmental assessment reports and architect's certificate. The Loan Documents may be original documents or copies thereof, whether by photocopy, microfiche, microfilm or on diskette. Loan Documents does not include duplicate materials, correspondence not material to an evaluation of the Assets, internal reports, or any privileged attorney-client communications.

          "Material Loss" means a casualty loss with respect to a Property of
           -------------
more than twenty-five percent (25%) of its Appraised Value on the Cut-off Date, or a condemnation (or the initiation of proceedings therefor) of more than 25% of the Premises of a Property or that substantially impairs (or would impair) the ability to use the Premises of a Property for its intended purpose, whether or not the Seller has insurance against such casualty or condemnation, or any material casualty loss with respect to a Property against which the Seller does not have insurance.

          "Mortgage" means the mortgage, deed of trust or other instrument
           --------
creating a lien on improved real property (including without limitation a Condominium Unit) securing a Mortgage Note.

          "Mortgage Loan" means any individual Mortgage Loan that is secured by
           -------------
a Mortgage, including without limitation a Condominium Loan, and that is identified on the Mortgage Loan Schedule, provided, however, that the Seller may
                                          --------  -------
take title to a Mortgaged Property subject to a Mortgage Loan identified on the Mortgage Loan Schedule prior to the Closing Date, in which case such Mortgaged Property shall constitute REO Property under this Agreement.

          "Mortgage Loan Assets" means the Mortgage Loans, Mortgage Notes and
           --------------------
Mortgages.

          "Mortgage Loan Principal Balance of Record" means, with respect to any
           -----------------------------------------
Mortgage Loan, the unpaid principal balance as of the Cut-off Date, after giving effect to all payments of principal received on or before the Cut-off Date and applied as provided in this Agreement.

          "Mortgage Loan Schedule" means the list of Mortgage Loans subject to
           ----------------------
this Agreement and identified on Schedule 1.01-A attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each Mortgage Loan as of the Cut-off Date:


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  (i)  the Mortgage Loan identifying number;
                 (ii)  the name of the Mortgagor;
                (iii) the street address and unit number, if any, of the Property including state and zip code;
                 (iv)  the type of real property constituting the Property;
                  (v)  the Mortgage Loan Principal Balance of Record;
                 (vi)  the original principal balance of the Mortgage Loan;
                (vii)  the stated maturity date;
               (viii)  any Unapplied Funds as of the Cut-off Date;
                 (ix)  any unreimbursed servicing advances;
                  (x)  the due date of the next payment;
                 (xi)  a code indicating whether the Mortgage Loan bears
          interest at a fixed or adjustable rate of interest;
                (xii)  the monthly payment amounts; and
               (xiii)  the amount of any impound account.

          "Mortgage Note"  means the note or other evidence of the indebtedness
           -------------
under a Mortgage Loan.

          "Mortgaged Property" means the underlying real property that secures a
           ------------------
Mortgage.

          "Mortgagor" means one or more Persons who are the current and
           ---------
unreleased obligor or obligors on a Mortgage Note or, in some cases, the last known party from whom the Seller accepted payment, all as reflected in the Seller's records.

          "Northridge Earthquake" means the major seismic event of January 17,
           ---------------------
1994, centered in the Northridge or Reseda area of Los Angeles, California, and all subsequent seismic events deemed to be aftershocks thereto and occurring prior to the Closing Date.

          "Notice of Defect" shall have the meaning set forth in Section 5.03.
           ----------------

          "Notice of Hazard" shall have the meaning set forth in Section 5.04.
           ----------------

          "Pending Loan Modification" means the proposed modification of a
           -------------------------
Mortgage Loan set forth on the Pending Loan Modifications Schedule pursuant to which the Seller deferred or would defer payments of principal and/or interest, or advanced or would advance funds to the related Mortgagor, together with the resulting modification of the related Mortgage Note, if any, which modification is contemplated by the Seller and such Mortgagor but may not be consummated as of any date between the Cut-off Date and the Closing Date, inclusive.


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          "Pending Loan Modifications Schedule" means the list of Pending Loan
           -----------------------------------
Modifications identified on Schedule 1.01-B attached hereto, which schedule sets
                            ---------------
forth, with respect to each Pending Loan Modification which existed on or after the Cut-off Date, as of the Cut-Off Date and as of the Bid Information Date, the related Mortgage Loan's identifying number, the material terms of the modifications made or proposed, the amount of the related pay-down of the principal balance made or proposed, if any, and the amount of the advance made or proposed to be made upon the consummation of the Pending Loan Modification, if any. At the Closing Date, the Pending Loan Modifications Schedule shall be updated to reflect the Pending Loan Modifications as of the Closing Date and the consummation or other disposition of the Pending Loan Modifications set forth on the Pending Loan Modifications Schedule with respect to the Bid Information Date.

          "Permitted Encumbrances" means (a) the lien of real estate taxes and
           ----------------------
assessments, ground rents and other obligations under ground leases, personal property taxes, water rates, water frontage charges and/or meter charges, sewer taxes or rents, and vault charges, in each case not yet due and payable or, if due and payable, which may be paid without interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record of a type acceptable to lending institutions generally, (c) mechanics' or similar liens or claims for work, labor and materials relating to work performed by tenants on such Property, (d) zoning and other land use restrictions and ordinances, including, without limitation, landmark, historic and wetland designations, (e) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided, in the case of a Mortgaged Property, by the related Mortgage, and in the case of an REO Property, by the mortgage granted in connection with the REO Loan, (f) rights of tenants under leases or other rights of tenants or rights of other occupants of the Premises, (g) any laundry or other equipment leases, and (h) in addition, in the case of any Condominium Loan, (1) the lien of the Condominium Association on the related Condominium Unit or REO Condominium Unit provided for in the related documents for the Condominium Unit for enforcement of unpaid maintenance or common expense assessments and (2) rights of the Condominium Association pursuant to the condominium declaration, or the rules, regulations or other operative documents of such Condominium Association.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

          "Post-Closing Consents" means the consents or approvals required to
           ---------------------
transfer any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its related amenities.

          "Premises" means, with respect to a Property, the buildings and
           --------
improvements on such Property.

          "Properties" means the Mortgaged Properties and the REO Properties.
           ----------

          "Purchase Price" shall be an amount equal to $30,923,127, as such
           --------------
Purchase Price may be reduced with respect to the Allocated Price of any Asset deleted as permitted under this Agreement..

          "Purchaser" shall have the meaning set forth in the preamble to this
           ---------
Agreement.



                  Loan and REO Purchase Agreement (Secondary)
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                                       6

          "REO Assets" means all the Seller's right, title and interest in and
           ----------
to the REO Properties and the REO Personal Property. REO Assets do not include rights to pursue deficiency judgments against any loan obligors from whom such REO Properties were acquired.

          "REO Condominium Unit" means each specific unit that is in a
           --------------------
Condominium Project and is REO Property.

          "REO Loan" means a mortgage loan previously held by the Seller
           --------
pursuant to which mortgaged property became REO Property.

          "REO Personal Property" means the tangible and intangible personal
           ---------------------
property located on, appurtenant to or used exclusively in connection with the management of, the REO Property on the Closing Date, if any. The Seller makes no representation or warranty concerning the existence of any such REO Personal Property.

          "REO Property" means (i) the real property to which title has been
           ------------
acquired by the Seller by foreclosure, deed in lieu of foreclosure or similar means, including without limitation REO Condominium Units, which is identified on the REO Property Schedule, together with all Mortgaged Properties to which the Seller has taken title prior to the Closing Date, and the related Premises. An REO Property (with the exception of REO Condominium Units) includes all of the Seller's ownership and rights, if any, to land lying in the bed of any street or highway, opened or proposed, adjoining the relevant Premises to the center line thereof, and all fixtures, attachments, appliances, equipment, machinery and other articles, if any, attached or appurtenant to the relevant Premises on the Cut-off Date.

          "REO Property Schedule" means the list of REO Properties subject to
           ---------------------
this Agreement and identified on Schedule 1.01-D attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each REO Property as of the Cut-off Date:
                  (i) the identifying number of the related REO Property;
                 (ii) the street address and unit number, if any, of the REO Property including state and zip code; and
                (iii) the type of real property constituting the REO
          Property.

          "Repurchase Price" means, in the case of any Asset to be repurchased
           ----------------
by the Seller from the Purchaser pursuant to Article VI, Article V or Section 2.06(d) or removed from the Assets sold under this pursuant to Section 2.06, a price equal to the sum of (w) the Allocated Price, plus (x) reasonable and
                                                   ----
necessary out-of-pocket expenses for unreimbursed servicing advances and expenses made by the Purchaser after the Closing Date in respect of such Asset and expenditures of the kind described in Section 2.09 hereof made by the Purchaser with respect to the related Property plus (y) interest on the
                                               ----
Allocated Price of such Asset on a daily basis, at the Return Rate for each day from the Closing Date to the date of repurchase under the applicable provision of this Agreement, minus (z) all payments, rents and other income or proceeds
                   -----
received by the Purchaser with respect to the related Mortgage Loan or REO Property of the kind described in Section 2.07 and Section 2.09, including without limitation any prepayments, insurance proceeds, condemnation proceeds and liquidation proceeds.

          "Return Rate" means the rate for deposits in United States dollars for
           -----------
three months, as published on the display page designated as "Telerate Page 3750" on the Dow Jones Telerate as of 5:00 p.m. Eastern Time, on the first day of the month of any date of determination (or such other



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
page replacing that page on such date of determination); provided, however, that
                                                         --------  -------
if such rate is not available from the Dow Jones Telerate service, the rate shall be determined on the basis of the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16th of 1%), of the rates at which deposits in United States dollars are offered by the reference banks in the London Interbank Market at 5:00 p.m. Eastern Time, on the date of determination, to prime banks in the London Interbank Market for three months commencing on such date of determination.

          "Seller" shall have the meaning set forth in the preamble to this
           ------
Agreement.

          "Servicing Agreement" means the Interim Servicing Agreement, to be
           -------------------
dated as of the Closing Date, between the Seller and the Purchaser, to provide servicing through August 31, 1994 and substantially in the form of Exhibit 1.01-
                                                                   ------------
C hereto.
- - -

          "Structural Defect" means a condition of the structure of the
           -----------------
improvements on a Mortgaged Property or an REO Property resulting from faulty engineering, construction, labor or materials, or from fire or other casualty (including the Northridge Earthquake) which has a material adverse impact on the value and use of the Property. "Structure" for the purpose of the foregoing definition means the foundation, exterior walls and interior bearing walls. "Structural Defect" shall not include (a) the failure of any component of the structure to be suitable for a use for which it was not intended when built or installed; (b) any condition which exists by reason of normal wear and tear; (c) any condition in the nature of deferred maintenance; (d) any condition which exists because the structural component has outlived its useful life or functional utility; (e) any condition which causes a material adverse impact on the value and use of the Property solely because the structure is not in compliance with a law, regulation, code or standard which did not apply when the structural component was built or installed, including, without limitation, the Americans With Disabilities Act of 1990.

          "Unapplied Funds" means funds received by Seller with respect to a
           ---------------
Mortgage Loan that have not been allocated on the books of the Seller.

                                   ARTICLE II

                         SALE AND CONVEYANCE OF ASSETS

          Section 2.01  Purchase and Sale of Assets.
                        ---------------------------

          The Seller hereby agrees to sell, assign, transfer, set over and convey to the Purchaser, and the Purchaser hereby agrees to purchase, all of the Seller's right, title and interest in and to the Assets, without recourse to the Seller except as expressly set forth herein, on July 29, 1994, or such other date as is agreed between the Purchaser and the Seller, subject to the last sentence of Section 6.07 (the "Closing Date"). The Mortgage Loan Assets are
                               ------------
being sold to the Purchaser with any obligation or right of the Seller to service the Mortgage Loans being released and terminated as of the Closing Date, except as provided in the Servicing Agreement. The Purchaser hereby agrees to assume each and every obligation of the Seller (if any) arising on or after the Closing Date and relating to the Assets. On the Closing Date, the Seller shall also deliver to the Purchaser or to a custodian designated by the Purchaser all documents and instruments specified in Sections 2.03 and 2.04.

          On July 13, 1994, the Purchaser shall deposit with the Deposit Escrow Agent, by wire transfer in immediately available funds to the account specified by the Deposit Escrow Agent, ten percent (10%) of the Purchase Price to hold in accordance with the terms of this Agreement and any further instructions not inconsistent herewith. The Deposit Escrow Agent shall maintain



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
the Deposit in an interest-bearing demand deposit account, with interest accruing for the benefit of the Purchaser.

          On the Closing Date, the Deposit shall be released by the Deposit Escrow Agent and paid to the Seller, and the Purchaser shall pay to the Seller or its designee, by wire transfer in immediately available funds to the account specified by the Seller, the Balance Purchase Price, plus or minus, as the case may be, the Estimated Apportionment Amount. The Seller and the Purchaser agree that no part of the Purchase Price is allocable to any REO Personal Property.

          The Closing shall take place at the offices of the Seller or its attorneys at 9:00 AM (P.D.T.) on the Closing Date or, upon reasonable notice by the Seller to the Purchaser, at such other time or place on the Closing Date as may be designated by the Seller.

          Section 2.02  Servicing.
                        ---------

          The servicing rights related to the Mortgage Loans shall be transferred to the Purchaser on the Closing Date, subject to the terms of the Servicing Agreement. From the Cut-off Date up to and including the Closing Date, without the consent of the Purchaser, the Seller shall continue to service the Mortgage Loans and the REO Properties, to the extent practicable, using the same servicing procedures applicable to the Mortgage Loans and the REO Properties as the Seller utilized for its own account prior to the Cut-off Date, except that between the date of this Agreement and the Closing Date the Seller will not, without the consent of the Purchaser, modify the terms of any Mortgage Loan or affirmatively waive any material obligation of the borrower or right of the lender under any Mortgage Loan, conclude any foreclosure proceeding in respect of any Mortgaged Property or take title pursuant to such proceeding, or take title to any Mortgaged Property by accepting a deed in lieu of foreclosure, except in each case as described on the Pending Loan Modifications Schedule.
The Purchaser shall execute and deliver the Servicing Agreement on the Closing Date, which shall govern the servicing of the Mortgage Loans thereafter for the term thereof.

          Section 2.03  Delivery of Mortgage Loan Assets.
                        --------------------------------

          The Seller shall, on the Closing Date, subject to any contrary provisions in the Servicing Agreement, deliver and release to the Purchaser or to a custodian designated by the Purchaser the documents listed below in respect of each Mortgage Loan Asset:

                  (i) The original Mortgage Note endorsed, "Pay to the order of [Purchaser], without recourse," showing an unbroken chain of endorsements of the Mortgage Note from the originator to the Seller, and signed in the name of the Seller by an authorized officer thereof or a lost note affidavit or other reasonably acceptable evidence of the issuance of such Mortgage Note, with indemnification by the Seller for any material losses caused by the Seller's failure to deliver the original Mortgage Note.

                  (ii) The original recorded Mortgage with evidence of recording thereon or, if the original mortgage has not yet been returned from the recording office or is not in the Seller's files, a copy of the original Mortgage certified by the Seller to be a true copy of the original of the Mortgage which has either been sent for recording or is recorded in the appropriate recording office of the jurisdiction in which the Mortgaged Property is.

                  (iii)  An Assignment.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  (iv) Originals of any intervening Assignments with evidence of any recording thereof or, if the original thereof is not in the Seller's files, a copy of such Assignment certified by the Seller to be a true copy of the original of such Assignment in the form recorded, if recorded, showing an unbroken chain of ownership and assignment of the Mortgage Loan.

                  (v) The original or a copy of the title insurance policy.

                  (vi) The original or a copy of the policy of mortgage insurance, if any, or evidence thereof.

                  (vii) Originals or copies certified by the Seller of all assumption, modification and substitution agreements, if any.

                  (viii) The other Loan Documents contained in the Investors' Review File, if any.

          In the event that, with respect to any Mortgage Loan, the Seller does not deliver any document described in clauses (iv) through (viii) above, the Closing shall occur and the Purchaser shall have the rights set forth in Section
6.01. The Seller will also deliver a Pending Loan Modifications Schedule updated to set forth the Pending Loan Modifications which have been consummated or abandoned between the Bid Information Date and the Closing Date and the Pending Loan Modifications which remain to be consummated as of the Closing Date.

                  Section 2.04  Delivery of REO Assets.
                                ----------------------

          The Seller shall, on the Closing Date, deliver and release to the Purchaser or to a custodian designated by the Purchaser the following documents and items in respect of each REO Asset:

                  (i) Grant deeds or their equivalent (special warranty deeds) under the law of the State where the REO Property is located (the

          "Deeds"),  duly executed and acknowledged by the Seller, in proper
          ------
          form for recording, conveying to the Purchaser good and marketable fee simple title to the REO Properties, subject only to Permitted Encumbrances and such other matters to which the Purchaser is required or agrees to be subject pursuant to this Agreement. For convenience, at the Seller's option, there may be omitted from the Deeds a listing of all Permitted Encumbrances and such other matters, but, nevertheless, such Permitted Encumbrances and other matters shall be incorporated therein by reference to this Agreement and shall survive the delivery thereof.

                  (ii) Copies of foreclosure deeds, certificates of foreclosures, deeds in lieu of foreclosure and related documents by which the Seller acquired its ownership rights to the REO Properties to the extent applicable and in the possession of, or reasonably available to, the Seller.

                  (iii) An assignments of leases, assigning to the Purchaser all of the Seller's right, title and interest as landlord in and to leases of the REO Properties or portions thereof, if any, together with security deposits held by the Seller, and pursuant to which the Purchaser assumes all of the Seller's duties and obligations with respect thereto, together with such executed leases as the Seller has in its possession.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  (iv) A Bill of Sale duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the tangible REO Personal Property for all of the REO Property, if any, to the Purchaser.

                  (v) An Assignment of Intangible Personal Property duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the intangible REO Personal Property for all of the REO Property, if any, to the Purchaser.

                  (vi) Keys and any other access devices for each REO Property to the extent available and in the possession of the Seller or instructions as to where such keys and other access devices are located.

                  (vii) Assignments and assumptions of any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its amenities, to the extent all necessary approvals and consents to make such assignment have been obtained. The Seller shall promptly assign to the Purchaser and the Purchaser shall assume any such franchise agreement, service contract, management contract or liquor license upon the receipt by the Seller of all approvals and consents which the Seller reasonably considers necessary to make such assignment.

                  (viii)  Assignments and assumptions of the construction
          contracts described in Schedule 2.04(viii) attached hereto, which
                                 -------------------
          contracts have been delivered to the Purchaser on or before the Bid
          Information Date. The Purchaser hereby agrees to assume such construction contracts upon their assignment by the Seller to the Purchaser.

                  (ix) An affidavit stating that the Seller is not a "foreign person" pursuant to Section 1445(b)(2) of the Internal Revenue Code (and the Purchaser agrees that upon the execution and delivery of such to the Purchaser, no deduction shall be made or claimed against the Purchase Price by reason of the requirements of Section 1445 of the Internal Revenue Code).

                  (x) An affidavit stating that Seller is exempt from the withholding provisions of California Revenue and Taxation Code Sections 18805 and/or 26131.

          In the event that, with respect to any REO Property, the Seller does not deliver any item described in clauses (ii) through (ix) above, the Closing shall occur and, if such non-delivery is of a document described in clauses (ii) through (vii) above, then the Purchaser shall have the rights set forth in
Section 6.01.

                  Section 2.05  Recordation of Assignments and Deeds; Transfer
                                ----------------------------------------------
                       Taxes.
                       -----

          (a) The Purchaser shall be responsible for and shall bear the expense of recording Assignments and Deeds to the Purchaser.

          (b) The Purchaser shall promptly upon the Closing record all Assignments and Deeds and shall pay, as and when due, any transfer taxes, deed stamps, recording fees and other similar charges required to be paid in connection with the purchase of the Assets contemplated by this Agreement.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          (c) The Seller and the Purchaser may mutually agree to effect the Closing for all or a portion of the Assets through an Escrow Agent, which Escrow Agent may, among other things, prepare, record and deliver Deeds and Assignments, in which case Escrow Agent shall record and deliver such documents in accordance with the terms hereof and any supplementary escrow instructions mutually executed and delivered by the Seller and the Purchaser. The Seller and the Purchaser shall take such actions as the Seller may reasonably require in order to allow the selected transactions to close through the Escrow Agent, including without limitation the depositing of documents with the Escrow Agent. The costs and expenses of the Escrow Agent shall be borne equally by the Seller and the Purchaser.

                  Section 2.06  Risk of Loss; Insurance.
                                -----------------------
          (a) From and after the Closing Date the Purchaser assumes all risk of loss to the Properties and shall arrange for insurance coverage at its discretion.

          (b) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers a Material Loss, then the related Asset will not be sold (and the related Mortgage Loan or REO Property will not be deemed a Mortgage Loan or REO Property hereunder) and the Purchase Price will be reduced by the corresponding Allocated Price.

          (c) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers an Insured Loss, then the Purchaser shall purchase the related Asset and the Seller shall assign to the Purchaser the condemnation proceeds or the proceeds of the insurance covering the Insured Loss, as applicable.

          (d) If a determination as to whether a Material Loss or an Insured Loss has occurred with respect to a Property cannot be made prior to the Closing Date, the Purchaser shall purchase the related Asset as if such Property had suffered an Insured Loss, provided, however, that if a determination is made
                          --------  -------
within sixty (60) days after the Closing Date that such Property suffered a Material Loss, then the Purchaser, at its option, may require the Seller to repurchase the related Asset at its Repurchase Price by so notifying the Seller within ten (10) Business Days of such determination. The Seller's obligation to repurchase any Asset pursuant to this Section 2.06(d) shall be subject to earlier termination under Section 6.02 hereof.

                  Section 2.07  Allocation of Mortgage Loan Payments.
                                ------------------------------------
          (a) Subject to the Closing, funds received with respect to Mortgage Loans shall be allocated as follows:

                  (i) With respect to funds received by the Seller prior to the Cut-off Date, (A) the Seller shall be entitled to (1) all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, and (B) the Purchaser shall be entitled to the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to principal upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due.

                  (ii) With respect to funds received after the Cut-off Date and prior to the Closing Date, (A) the Seller shall be entitled to (1) all interest payments, (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, (3) the interest portion of up to four months of payments due before the Cut-off Date that were deferred by a written agreement with the Mortgagor in connection with the Northridge Earthquake, as described in Schedule 2.07(a)(ii) attached hereto, (4)
                                      -------------------
          payments received to reimburse funds advanced by the Seller as described in Section 2.12, (5) payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date, and (6) payments made prior to the Closing Date constituting payment of late fees, and (B) the Purchaser shall be entitled to all principal payments and other recoveries, paid by or on behalf of any Mortgagor with respect to a Mortgage Loan, including without limitation any remaining Unapplied Funds.

                  (iii)  With respect to funds received after the Closing Date,
          (A) the Purchaser shall be entitled to all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (B) the Seller shall be entitled to payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date. The Purchaser shall pay over to the Seller any amounts received by the Purchaser to which the Seller is entitled, within ten (10) Business Days after the receipt thereof.

          (b) All payments that are received prior to the Closing Date by the Seller and that are allocated to Purchaser under Section 2.07(a) shall be either added to the Estimated Apportionment Amount payable to the Purchaser or credited toward the Estimated Apportionment Amount payable to the Seller, as applicable. All such payments accepted by the Seller on or after the Closing Date shall be held for the benefit of the Purchaser and delivered to the Purchaser promptly after receipt thereof. Notwithstanding the foregoing, with respect to a foreclosure of a Mortgage Loan or an REO Loan or the taking of a deed in lieu of foreclosure, funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be apportioned as of the Closing Date in the manner set forth in Section 2.09; and with respect to a foreclosure or similar proceeding that results in the reinstatement of a Mortgage Loan (whether or not such Mortgage Loan is modified in such proceeding), funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be allocated in the manner set forth in Section 2.07(a).
The Seller and the Purchaser agree to notify each other of the receipt of any such payments, including without limitation payments received after the Closing Date.

                  Section 2.08  Escrow Balances.
                                ---------------

          From and after the Closing Date, but subject to the Servicing Agreement, the Purchaser hereby agrees to assume, undertake and discharge any and all obligations of the Seller as may relate to Escrow Balances, including without limitation any obligation to pay interest accruing after the Closing Date to any Mortgagor on the Escrow Balances, if required by applicable law.
All Escrow Balances relating to the Mortgage Loans or the REO Property as of the Closing Date shall be transferred to the Purchaser, and the Seller shall pay over and/or deliver such amounts to the Purchaser within ten (10) Business Days after the Closing Date against the Purchaser's acknowledgment of receipt thereof. The Purchaser hereby indemnifies and holds the Seller harmless against any and all Claims made as a result of the Purchaser's violation of applicable law,



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
or application of funds, with respect to and only to the extent of the Escrow Balances transferred to the Purchaser hereunder.

                  Section 2.09  Apportionments.
                                --------------
          (a) The following items received or paid by or on behalf of the Seller prior to the Closing Date shall be apportioned between the Seller and the Purchaser as of 11:59 p.m. on the day preceding the Closing Date:

                  (i) All payments, rents and other income or proceeds with respect to the related REO Property (including without limitation payments of the kind described in Section 2.07 with respect to a Mortgaged Property that became an REO Property prior to the Closing
          Date), on a cash basis, including without limitation, rents, month to month holdover charges, furniture rentals, corporate rentals and services, and laundry equipment rentals.

                  (ii) Real property taxes and assessments, and amounts prepaid or payable for any hazard insurance policy or other insurance policy being transferred to the Purchaser.

                  (iii) Utility charges, including water, sewer, electricity and gas, and maintenance charges, if any, for sewers. In conjunction with such apportionments, the Purchaser and the Seller shall notify, or cause to be notified, all utilities servicing the REO Properties of the change in ownership and direct that all future billings be made to the Purchaser at the address of the REO Property with no interruption of service and the Seller shall secure the release of any such utility deposits, provided that the Purchaser shall cooperate in the same without expense to the Purchaser. The Seller shall use its best efforts to procure final meter readings for all utilities as of the Closing Date and to have such bills rendered directly to the Seller. To the extent that tenants are responsible for and receive all such statements, no such notifications shall be required.

                  (iv) Fees and charges under any management, service, supply, security, maintenance or other similar contracts, and common charges and Condominium Association dues and charges adversely affecting any Condominium Unit or REO Condominium Unit that give rise to a lien thereon prior in right to that of the Seller.

                  (v) Cash amounts maintained in operating accounts on behalf of any REO Property which is a hospitality property shall be deemed to be expenses prepaid by the Seller on behalf of the Purchaser for expenses to be incurred after the Closing Date, provided that such amounts shall be only that which is reasonably necessary to continue the day-to-day operations of such hospitality property and its related amenities and such amounts shall be transferred to the account of the Purchaser.

                  (vi) Other operating expenses for the REO Properties, including without limitation prepaid expenses and accounts payable with respect to such expenses.

                  (vii) Cash amounts maintained in accounts with property managers of the REO Properties shall be deemed to be expenses prepaid by the Seller on behalf of the Purchaser for expenses to be incurred after the Closing Date, provided that pursuant to the Servicing Agreement, the property manager will be instructed to



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          mark its records to show the ownership of such funds has been transferred to the account of the Purchaser.

          (b) The actual net amount of the apportionments described in Section 2.09(a) shall be the "Apportionment Amount." For purposes of the Closing Date
                      --------------------
the Seller shall calculate an estimate of the Apportionment Amount (the

"Estimated Apportionment Amount"), on the basis of the actual amounts of any
- - -------------------------------
items apportioned if known by the Seller as of the Closing Date, or the Seller's good faith estimation of such amounts, if not so known. The Estimated Apportionment Amount shall be adjusted in accordance with the provisions of Sections 2.07, 2.12 and 2.13. The Seller or the Purchaser, as applicable, shall pay to the other party the Estimated Apportionment Amount in accordance with
Section 2.01. The Seller shall deliver a reconciliation report to the Purchaser within sixty (60) days after the Closing Date which shall set forth the actual deviations from any such good faith estimations and the overall deviation between the Apportionment Amount and the Estimated Apportionment Amount (the "Deviation Amount"). The party which received the benefit of the Deviation
 ----------------
Amount shall pay such amount to the other party hereto by wire transfer of immediately available funds to the account specified by the Seller or the Purchaser, as the case may be, within ten (10) Business Days after the Seller delivers such reconciliation report to the Purchaser, or if no account is specified before two Business Days prior to such date, by bank certified check payable in next day funds.

                  Section 2.10  Payment of Expenses.
                                -------------------

          After the date of this Agreement, the Seller but shall continue to pay any expenses of the kind described in Section 2.09 which become due and payable in the ordinary course of business and include such expenses in the apportionment under Section 2.09. The Seller shall not pay any such expenses becoming due and payable on or after the Closing Date.

                  Section 2.11  Legal Proceedings.
                                -----------------
          (a) With respect to any Mortgage Loan or REO Property that is, as of the Closing Date, the subject of litigation or other legal proceeding (including, without limitation, a bankruptcy, eviction, foreclosure or receivership proceeding), the Purchaser agrees that it shall, at its own cost, within thirty (30) days after the Closing Date, (i) notify the Mortgagor thereunder, the Clerk of the Court, all parties who have appeared, all counsel of record and any other Person required by law to be notified, in each such proceeding, of the transfer of the Mortgage Loan or REO Property, as the case may be, from the Seller to the Purchaser, (ii) file pleadings to relieve the Seller's counsel of record from further responsibility in such litigation or other legal proceeding (unless said counsel has agreed, with the Seller's written consent, to represent the Purchaser in said proceedings at the Purchaser's expense), and (iii) remove the Seller as a party in such action and substitute the Purchaser as the real party-in-interest, and change the caption thereof accordingly. In connection therewith, after the Closing Date, the Purchaser shall have the sole responsibility to obtain all documents pertaining to the Mortgage Loan or REO Property, as the case may be, then in the possession of any such counsel and to determine the appropriate direction and strategy for such litigation or other legal proceeding. The Seller agrees to cooperate and use reasonable efforts to assist the Purchaser in obtaining the release of such documents to the Purchaser. The Purchaser acknowledges that its failure to comply with the provisions of this Section 2.11 may affect the Purchaser's rights in any such litigation or other legal proceeding (and may result, without limitation, in dismissal with prejudice or the running of any statute of limitations). If the Purchaser fails to comply with the above requirements (i) through (iii), the Seller may, but is not obligated to, take such actions as it deems necessary to effectuate the provisions of this Section 2.11. Notwithstanding the foregoing, this Section 2.11 shall not apply to any litigation in which the Seller is named as a party defendant.




                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          (b) Any costs and legal fees incurred by the Seller in connection with such litigation or other legal proceeding from and after the Cut-off Date, including without limitation any fees and costs incurred by the Seller in connection with the Purchaser's failure to comply with the above requirements, shall be reimbursed by the Purchaser and the Purchaser hereby indemnifies the Seller therefor. If, after the Closing Date, either party receives an invoice for any legal fees and costs incurred in connection with such litigation or other legal proceeding that are payable by the other party, then the party receiving such invoice shall promptly forward such invoice to the other party and such other party shall pay directly or, in the event the party receiving such invoice has paid the amounts due thereon, reimburse the party receiving the invoice promptly, but not later than ten (10) Business Days following receipt of such invoice.

          (c) If the Purchaser shall receive any pleadings relating to any Mortgage Loan or REO Property that name the Seller as a party, then immediately following receipt of any such pleadings the Purchaser shall notify the Seller thereof and promptly deliver copies of such pleadings to the Seller and otherwise comply with the provisions of this Section 2.11.

                  Section 2.12  Unreimbursed Advances.
                                ---------------------

          Amounts paid by the Seller either pursuant to an agreement with a Mortgagor or as part of the administration and servicing of a Mortgage Loan from the Seller's own funds in payment of real estate taxes, insurance premiums, ground lease rents or other similar costs attributable to the Mortgaged Property, including without limitation Escrow Advances, which are an obligation of the Mortgagor but have not been paid by the Mortgagor prior to the Closing Date shall be either added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable. The right to receive repayment from the Mortgagor of such amounts after the Closing Date shall be transferred to the Purchaser.

                  Section 2.13  Pending Loan Modifications.
                                --------------------------
          (a) The Purchaser acknowledges and agrees that, after the Cut-off Date and prior to the Closing Date, the Seller may continue to negotiate or consummate Pending Loan Modifications and, until the Bid Information Date, may enter into negotiations with Mortgagors that may result in Pending Loan Modifications, consistent with past practice, provided, however, that the Seller
                                              --------  -------
shall not, on or after the Bid Information Date, enter into any loan modification other than a modification shown on the Pending Loan Modification Schedule as of the Bid Information Date without the consent of the Purchaser. The modification documents used to consummate any Pending Loan Modification shall substantially conform with the description set forth in the Pending Loan Modification Schedule. The Seller makes no representation or warranty as to whether any or all of the Pending Loan Modifications will be consummated.

          (b) There shall be added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable, the amount of funds advanced to Mortgagors pursuant to Pending Loan Modifications that have been consummated prior to the Closing Date as reflected on the Pending Loan Modifications Schedule updated to the Closing Date.

          (c) As of the Closing Date, the Purchaser shall assume the rights and obligations of the Seller with respect to ongoing negotiations with Mortgagors and the consummation of Pending Loan Modifications and the advancement of any funds required thereunder.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 2.14  Delinquent Real Estate Taxes and Assessments.
                                --------------------------------------------

          The Purchaser shall be responsible for the payment of all delinquent real estate taxes and assessments existing as of the Closing Date with respect to any Mortgaged Property, and any penalties and interest thereon, provided,
                                                                   --------
however, that the Seller shall reimburse the Purchaser for any and all such
- - -------
payments made by the Purchaser after the Purchaser has paid in the aggregate $211,000 for such payments, promptly upon receipt from the Purchaser of a statement therefor.

                  Section 2.15  Continuing Cooperation; Subsequent
                                ----------------------------------
                                Documentation.
                                -------------

          At any time, and from time to time after the Closing Date, upon the reasonable request of either party hereto, and at the expense of such party, the other party shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required in order to accomplish any provision herein, including without limitation the assignment of any financing statements, guarantees and the like. In addition, in the event that the Seller determines subsequent to the Closing Date that it needs access to any documents relating to a Mortgage Loan or REO Property for accounting, tax, litigation or other purposes, the Purchaser shall promptly provide copies of such documents to the Seller, to the extent in the Purchaser's possession, and at the Seller's expense.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  Section 3.01  General Representations and Warranties of the
                                ---------------------------------------------
                                Seller.
                                ------
          The Seller represents and warrants to the Purchaser that as of the date hereof and as of the Closing Date:

                  (i) Due Organization.  The Seller is a federal savings bank,
                      ----------------
          duly chartered, validly existing and in good standing under the federal laws of the United States.

                  (ii) Authorization; Binding Obligation.  The Seller has the
                       ---------------------------------
          corporate power and authority to hold each Asset, to sell each Asset, to execute, deliver and perform this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)  No Conflict.  The consummation of the transactions
                         -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law,



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          rule, regulation, order, judgment or decree to which the Seller or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

                  (iv) No Litigation.  Except for unlawful detainer actions and
                       -------------
          actions under the United States Bankruptcy Code against a tenant of a Property or involving a Mortgagor and receivership proceedings with respect to a Mortgaged Property, and except as set forth in Schedule
                                                                      --------
          3.01(iv) hereto, there is no action, suit proceeding or investigation
          --------
          pending or, to the Seller's knowledge, threatened against the Seller or relating to any Asset, which challenges, relates to, or adversely affects the right, title or interest of the Seller in or to such Asset or, if determined adversely to the Seller, would prevent the consummation of the sale of such Asset to the Purchaser as contemplated hereby.

                  (v) No Consent Required.  No consent, approval, authorization
                      -------------------
          or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

                  (vi) Foreign Person.  The Seller is not a foreign person
                       --------------
          within the meaning of Section 1445(f) of the Internal Revenue Code, and the Seller agrees to execute any and all documents necessary or required by the Internal Revenue Service in connection with such declaration.

          Section 3.02  Representations and Warranties as to the
                        ----------------------------------------
                       Mortgage Loans.
                       --------------
          The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                  (i) True Information.  The information set forth on the
                      ----------------
          Mortgage Loan Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and the related Mortgage Loan appears on the Mortgage Loan Schedule.

                  (ii) Ownership.  The Seller has good title to, and is the sole
                       ---------
          owner of, each Mortgage Loan Asset, free and clear, except as set forth on the Mortgage Loan Schedule, of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance.

                  (iii)  Full Disbursement.  Each Mortgage Loan has closed and
                         -----------------
          the proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances to the Mortgagor thereunder except as described in the Pending Loan Modification Schedule. For purposes hereof, capitalization of interest pursuant to a negative amortization provision shall not be deemed to be an "advance" to the Mortgagor, and any Escrow Payments shall be deemed fully disbursed.

                  (iv) First Lien.  In the case of each Mortgage Loan, the
                       ----------
          related Mortgage has been properly recorded and is a valid first lien on the related Mortgaged Property, including all improvements on such Mortgaged Property,



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          securing the amounts owed on the related Mortgage Note, subject only to Permitted Encumbrances and delinquent real estate taxes and assessments. The Seller makes no representation or warranty with reference to the perfection or priority, under the Uniform Commercial Code, of any security interest in personal property. Any delinquent taxes and assessments with respect to a Mortgaged Property are payable, with appropriate penalties and interest, and provided such payment is made, the Mortgaged Properties shall not be forfeited.

                  (v) No Modification.  The terms of the Mortgage Notes or the
                      ---------------
          Mortgages have not been altered, modified or waived by Seller in any respect, except by a written instrument contained in the Loan Documents in the Investors' Review Files (and recorded in the case of a Mortgage, if necessary, in order to maintain the first priority lien thereof) or as set forth in the Pending Loan Modification Schedules or
          Schedule 2.07(a)(ii).

                  (vi) Title Insurance.  Each Mortgage Loan is covered by an
                       ---------------
          ALTA lender's title insurance policy, or other form of title insurance policy generally acceptable to prudent institutional lenders, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring, subject only to exceptions described in such policy, the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The title insurance policy is in full force and effect and will be in full force and effect on the Closing Date and will inure to the benefit of the Purchaser without any further act. To the best of the Seller's knowledge, no claims have been made under any such title insurance policy.

                  (vii)  Hazard Insurance.  Each Mortgage securing a Mortgage
                         ----------------
          Loan requires the Mortgagor thereunder to maintain a fire and other hazard insurance policy covering such losses as are covered under a standard extended coverage endorsement with mortgagee rights and protections customary for mortgage lending practices in the locality in which the Mortgaged Property is located, and, to the extent required as of the date of origination of such Mortgage by the Seller consistent with its normal mortgage lending practice, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property.

                  (viii)  No Release.  No Mortgage Note or Mortgage has been
                          ----------
          satisfied, canceled, subordinated to another mortgage or rescinded, in whole or in part, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, except to the extent that any related Mortgaged Properties have become REO Properties prior to the Closing Date.

                  (ix) Compliance with Laws.  With respect to each Mortgage
                       --------------------
          Loan, there is no material violation by the Seller of any law pertaining to usury, truth-in-lending, consumer credit protection, equal credit opportunity or any similar law applicable to the origination of such Mortgage Loan at the time it was made, which violation would give rise to a valid defense on the part of the Mortgagor that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.

                  (x) No Defenses.  Except as described in Schedule 3.01(iv)
                      -----------                          -----------------
          hereto, no Mortgage Loan is subject to any valid right of rescission, set-off, abatement



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          or diminution, or any valid counterclaim or defense that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.

                  (xi) Enforceability.  Each Mortgage Note and Mortgage is
                       --------------
          genuine and constitutes the legal, valid and binding obligation of the obligor thereunder, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and each contains provisions customary among prudent institutional mortgage lenders so as to render the rights and remedies of the secured lender thereunder adequate for the realization of the material benefits of the security provided thereby.

                  (xii)  No Cross-Collateralization.  No Mortgage Loan is
                         --------------------------
          secured by any real estate collateral except the lien of the related Mortgage, an assignment of the related leases, and any related security agreement; no Mortgaged Property or REO Property secures any other mortgage loan not included in the pool of Mortgage Loans sold under this Agreement; nor is any Mortgage Loan cross-defaulted with any other mortgage loan nor is any Mortgage Loan secured by the mortgaged property which secures another mortgage loan; except that there may be additional security, cross-collateralization or cross-defaulting if all the cross-collateralized and cross-defaulted Mortgage Loans are included in the pool of Mortgage Loans sold under this Agreement and Mortgaged Properties may secure other Mortgage Loans, if the Mortgage Loans are all included in the pool of Mortgage Loans sold under this Agreement.

                  (xiii)  Investors' Review File.  To the best of the Seller's
                          ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related Mortgage Loan. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                  (xiv)  Condemnation.  To the best of the Seller's knowledge,
                         ------------
          there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the Premises were intended.

                  (xv) Originator.  Each Mortgage Loan was originated by the
                       ----------
          Seller, a subsidiary of the Seller, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state banking authority.

                  (xvi)  No Fraud.  There was no fraud on the part of the Seller
                         --------
          with respect to the origination of any Mortgage Loan originated by the Seller.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 3.03  Representations and Warranties as to the REO
                                --------------------------------------------
                       Properties.
                       ----------

          The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                  (i) True Information.  The information set forth on the REO
                      ----------------
          Property Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and such REO Property does not appear on the REO Property Schedule (and the related Mortgage Loan appears on the Mortgage Loan Schedule).

                  (ii) Ownership and Title.  With respect to each REO Property,
                       -------------------
          the Seller has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances.

                  (iii)  No Delinquencies.  There are no delinquent taxes,
                         ----------------
          ground rents, water charges, sewer rents, assessments or other similar delinquent charges adversely affecting any REO Property that gives rise to a lien thereon.

                  (iv) Condemnation.  To the best of the Seller's knowledge,
                       ------------
          there is no proceeding pending or threatened for the total or partial condemnation of any REO Property so as to adversely affect the value of the REO Property or the use for which the Premises were intended.

                  (v) Investors' Review File.  To the best of the Seller's
                      ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related REO Property. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                                   ARTICLE IV

                        REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF THE PURCHASER

                  Section 4.01  Representations and Warranties of the Purchaser
                                -----------------------------------------------

          The Purchaser represents and warrants to the Seller that as of the date hereof and as of the Closing Date:

                  (i) Due Organization.  The Purchaser has been duly organized
                      ----------------
          and is validly existing and in good standing as a corporation under the laws of the State of Delaware.

                  (ii) Authorization; Binding Obligation.  The Purchaser has the
                       ---------------------------------
          corporate power and authority to execute, deliver and perform this Agreement and to enter into and consummate all the transactions contemplated by this Agreement. The



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          Purchaser has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding inequity or at law).

                  (iii)  No Conflict.  The consummation of the transactions
                         -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

                  (iv) No Litigation.  There is no action, suit proceeding or
                       -------------
          investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser, which, if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby.

                  (v) No Consent Required.  No consent, approval, authorization
                      -------------------
          or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents. The Purchaser acknowledges and agrees that the Seller makes no representations or warranties, and there can be no assurances, as to whether or not the Post-Closing Consents will be obtained or as to the time and expense required to obtain such Post-Closing Consents. The Seller shall cooperate with the Purchaser and make every reasonable effort to obtain the Post-Closing Consents, provided,
                                                                 --------
          however, that the costs of obtaining the Post-Closing Consents and the
          -------
          risk of any failure to obtain the Post-Closing Consents shall be borne by the Purchaser.

                  (vi) Decision to Purchase.  The Purchaser is a sophisticated
                       --------------------
          investor and its bid and decision to purchase the Assets are based upon its own independent expert evaluations of the Due Diligence Materials and other materials deemed relevant by the Purchaser and its agents. The Purchaser has had an opportunity to examine the Properties and hereby accepts the physical condition and state of repair thereof. The Purchaser hereby expressly acknowledges that it is fully aware of the physical condition and state of repair of the Properties and has inspected the Properties to the extent it has deemed necessary and agrees to purchase the Assets taking into account the related Properties in their "as is" condition "with all faults" as of the Closing Date (including, with respect to Condominium Units and REO Condominium Units, the "as is" condition "with all faults" of the related Condominium Project), except to the extent that the Seller has expressly made a representation or warranty in this Agreement. The Purchaser is entering into this Agreement based solely upon such evaluations and inspections, and has not relied



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          upon any oral or written information or any representations or warranties whatsoever from the Seller or any of its respective employees, affiliates, agents or representatives, other than the representations and warranties of the Seller expressly contained herein. WITHOUT LIMITATION OF THE FOREGOING, THE PURCHASER ACKNOWLEDGES THAT THE SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, AS TO THE MORTGAGORS, THE PROPERTIES (INCLUDING, WITHOUT LIMITATION, THE VALUE, MARKETABILITY, CONDITION OR FUTURE PERFORMANCE THEREOF, THE EXISTENCE OF ANY LEASES OR THE STATUS OF ANY TENANCIES OR OCCUPANCIES WITH RESPECT THERETO, THE APPLICABILITY OF ANY RENT CONTROL OR RENT STABILIZATION LAWS, OR THE COMPLIANCE OR LACK OF COMPLIANCE THEREOF WITH ANY LAWS, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL AND LAND USE OR OCCUPANCY LAWS) OR OTHERWISE, AND THAT NO EMPLOYEE OR REPRESENTATIVE OF THE SELLER HAS BEEN AUTHORIZED TO MAKE ANY STATEMENTS OR REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT.

                  (vii)  Due Diligence.  The Purchaser has been urged, invited
                         -------------
          and directed to conduct such due diligence review and analysis of the Investors' Review Files and related information, together with such records as are generally available to the public from local, county, state and federal authorities, record-keeping offices and courts, as the Purchaser deemed necessary, proper or appropriate in order to make a complete informed decision with respect to the purchase and acquisition of the Assets. The Purchaser acknowledges that it has had the opportunity to conduct legal, environmental, on-site and other appropriate due diligence as to each Asset. The Purchaser acknowledges that certain of the Properties were in the geographical area affected by the Northridge Earthquake, and that certain Mortgagors have received loans to repair damage caused by the Northridge Earthquake, some of which loans are unsecured, or secured by liens subordinate to the related Mortgage, and that such unsecured or subordinate loans are not being transferred to the Purchaser. The Purchaser represents that it has conducted its due diligence with full consideration of the foregoing.

                  (viii)  Economic Risk.  The Purchaser acknowledges that the
                          -------------
          Assets may have limited or no liquidity and the Purchaser has the financial wherewithal to own the Assets for an indefinite period of time and to bear the economic risk of an outright purchase of the Mortgage Loans and a total loss of the Purchase Price for the Assets.

                  (ix) Nondisclosure.  The Purchaser is in full compliance with
                       -------------
          its obligations under the terms of any confidentiality agreement executed by the Purchaser to review the information made available by Seller to all potential buyers of the Assets, and the Purchaser acknowledges that any such agreement is not superseded or abrogated by this Agreement, including without limitation as to (a) any liability incurred by the Purchaser for any non-compliance prior to the date of this Agreement or (b) any Assets reviewed by the Purchaser but not acquired by the Purchaser.

                  (x) Assistance of Third Parties.  The Purchaser hereby agrees
                      ---------------------------
          and acknowledges that the Seller shall have no responsibility or liability to the Purchaser



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          arising out of or related to any third parties' failure to assist or cooperate with the Purchaser except with respect to the Seller's own employees. In addition, the Purchaser is not relying upon the continued actions or efforts of the Seller (except as specifically set forth herein) or any third party in connection with its decision to purchase the Assets. The risks attendant to the potential failure or refusal of third parties to assist or cooperate with the Purchaser and/or the Seller in the effective transfer and assignment of the Assets, and/or related Properties shall be borne by the Purchaser.

                  (xi) Enforcement/Legal Actions.  The Purchaser shall not
                       -------------------------
          institute any enforcement or legal action or proceeding in the name of the Seller. The Purchaser shall not, except where circumstances reasonably require revealing the purchase of the Assets from the Seller, make reference to the Seller in any correspondence to or discussion with any particular Mortgagor regarding enforcement or collection of the Assets or sale, rental or other disposition of any of the Properties. The Purchaser shall not misrepresent, mislead, deceive, or otherwise fail to adequately disclose to any particular obligor or guarantor the identity of the Purchaser, the owner of the Assets and possession of the Loan Documents. Except as specified above, the Purchaser shall not use the Seller's name, or any name derived therefrom or confusingly similar therewith in connection with the Purchaser's enforcement, collection, or management of the Assets. The Purchaser agrees and acknowledges that there may be no adequate remedy at law for a violation of the terms of this subsection, and the Seller shall have the right to seek the entry of an order by a court of competent jurisdiction enjoining any violation hereof.

                  (xii)  Indemnification of Mortgage Trustee.  Purchaser shall
                         -----------------------------------
          indemnify, defend and hold Gateway Mortgage Company, a subsidiary of the Seller ("Gateway"), and its officers, directors, employees,
                       -------
          agents, affiliates, successors and assigns (each a "Gateway
                                                              -------
          Representative") harmless from and against any and all Claims based
          --------------
          upon, arising from or relating to Gateway's or any Gateway Representative's acts or omissions as trustee of any Mortgage from the Closing Date until the date on which Gateway no longer serves as the trustee of such Mortgage; provided that such obligation to indemnify, defend and hold harmless shall apply only to Claims asserted against the Purchaser and Gateway or any Gateway Representative concurrently by the party making the Claim and shall not apply to the gross negligence or willful misconduct of Gateway or a Gateway Representative. Gateway or the Gateway Representative shall promptly notify the Purchaser of any such Claim and the Purchaser shall have the right to assume the defense with respect thereto and control the defense thereof with counsel of the Purchaser's reasonable choice. If the Purchaser elects not to assume such defense, Gateway or the Gateway Representative shall assume the defense of such Claim, and the Purchaser shall reimburse Gateway or the Gateway Representative for its reasonable out-of-pocket legal fees and expenses and costs of investigation with respect to such Claim as the same are incurred. In no event shall Gateway or the Gateway Representative consent to the settlement of any Claim with a third party without the prior written consent of the Purchaser. It is the intent of the Seller and the Purchaser that the obligations of the Purchaser under this subsection shall survive the Closing and the transfer of servicing of the Mortgage Loans, and that Gateway be a third party beneficiary to the provisions of this subsection.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                   ARTICLE V

                    SPECIAL REPRESENTATIONS, WARRANTIES AND
  COVENANTS CONCERNING STRUCTURAL DEFECTS AND ENVIRONMENTAL HAZARDS; REMEDIES

                  Section 5.01  Structural Defects.
                                ------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section, all of the Structural Defects, if any, in any Property which are not disclosed in the Investors' Review File for the related Mortgage Loan or REO Property, or otherwise disclosed in writing to the Purchaser on or before the Bid Information Date, would not, in the aggregate for such Property, require for their restoration or repair, an amount in excess of the Cure Threshold for such Property.

                  Section 5.02  Environmental Hazards.
                                ---------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section and in the following sentence, there is no Environmental Hazard in, on or under any Property which would require for its remediation an amount in excess of the Cure Threshold for such Property. No representation or warranty is made with respect to any Property on which the Premises consist of a single family residence.

                  Section 5.03  Certificate of Structural Defect.
                                --------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.01 because there is an undisclosed Structural Defect, the Purchaser shall deliver to the Seller a notice and certificate of structural defect ("Notice of Defect"). A Notice of
                                              ----------------
Defect shall (i) identify the Mortgaged Property or REO Property which the Purchaser contends has a Structural Defect, (ii) describe the claimed Structural Defect in detail, (iii) include a report from a licensed structural engineer describing the claimed Structural Defect, (iv) include such licensed structural engineer's (A) estimate of the cost to cure such Structural Defect and the repairs to be made, listing materials and component items (the "Cure Estimate"),
                                                                -------------
or (B) statement that the Structural Defect cannot be cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the Purchaser and such licensed structural engineer to determine that a Structural Defect exists and to prepare the Cure Estimate. The Notice of Defect shall be signed by an officer of the Purchaser.

                  Section 5.04  Certificate of Environmental Hazard.
                                -----------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.02, the Purchaser may deliver to the Seller a notice and certificate of environmental hazard ("Notice of
                                                              ---------
Hazard"). A Notice of Hazard shall (i) identify the Mortgaged Property or REO Property which the Purchaser contends has an Environmental Hazard, (ii) describe the claimed Environmental Hazard in detail, (iii) include a report from a Registered Professional Engineer or a Registered Engineering Geologist with substantial expertise in environmental matters (an "Environmental Engineer")
                                                    ----------------------
describing the claimed Environmental Hazard, (iv) include such Environmental Engineer's (A) estimate of the cost to cure such Environmental Hazard and the repairs to be made, listing materials and component items (the "Cure Estimate"),
                                                                -------------
or (B) statement that the Environmental Hazard cannot be cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

Purchaser and such Environmental Engineer to determine that a Environmental Hazard exists and to prepare the Cure Estimate. The Notice of Hazard shall be signed by an officer of the Purchaser.

                  Section 5.05  Limitations.
                                -----------
          (a) The representations and warranties in Section 5.01 and Section
5.02 shall terminate and be of no further effect on the earlier of (i) the sixtieth calendar day following the Closing Date, and (ii) the acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by the Purchaser, and no Notice of Defect or Notice of Hazard given by the Purchaser to the Seller after the close of business on that date shall have any force or effect, unless that time has been extended as provided in Section 5.05(b).

          (b) Only one Notice of Defect and one Notice of Hazard may be given for any Mortgaged Property or REO Property. If, after diligent and good faith efforts (including without limitation, requesting the assistance of the Seller) to gain access to a Mortgaged Property or an REO Property in order to obtain the report or assessment described in Section 5.01 or 5.02, the Purchaser is unable to gain such access prior to the forty-fifth calendar day following the Closing Date, the date referred to in Section 5.05(a)(i) shall be extended for one day for each day of delay in gaining such access up to a maximum of thirty (30) additional days.

                  Section 5.06  Seller's Options.
                                ----------------

          Upon receipt of a Notice of Defect or Notice of Hazard, given on or prior to the sixtieth calendar day following the Closing Date (or such extended date as is provided for in Section 5.05(b)), the Seller shall have the following options as to the Mortgage Loan or REO Property to which it relates, to be exercised within sixty (60) days after the Notice of Defect or Notice of Hazard:

                  (i) The Seller may repurchase the related Asset under the terms of Article VI, without reference to the cure provisions of
          Article VI.

                  (ii) The Seller may give notice to the Purchaser that the Seller disputes the accuracy of the Cure Estimate. If the Seller gives such notice, the Purchaser shall, within fifteen (15) days, obtain a second bid for the work from licensed contractors that are independent from those that prepared the Cure Estimate, and deliver such bid to the Seller. The Seller shall, within such period, obtain a third bid for the work from licensed contractors and shall then reimburse the Purchaser, by depositing in an escrow account as described in subsection (iii) below, an amount equal to the average of the two lowest bids among the Cure Estimate, the second bid and the third bid, less (except in the case of a Lead Paint Hazard) the Cure Threshold amount.

                  (iii) The Seller may give notice that if the Purchaser cures the claimed Structural Defect, or remediates the claimed Environmental Hazard, as the case may be, the Seller will reimburse the Purchaser for the Purchaser's actual costs above the Cure Threshold amount. If the Seller gives such notice, the Seller will forthwith deposit into an escrow account, jointly controlled by the Purchaser and the Seller, the difference between the Cure Threshold amount and the Cure Estimate (or in the case of a Lead Paint Hazard, the full amount of the Cure Estimate). Upon completion of the cure or remediation (performed as contemplated by the Cure Estimate), the Seller shall pay the Purchaser the



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
          difference between the Cure Threshold amount and the actual costs of cure or remediation (or , in the case of a Lead Paint Hazard, the actual costs of cure or remediation) by disbursement to the Purchaser of the amount held in escrow and further payment by the Seller to the extent the amount held in escrow is insufficient. Any balance of the escrow account after such payment to the Purchaser shall be returned to the Seller.

                  (iv) The Seller may give notice accompanied by written information showing the basis of its assertion that it asserts (A) the claimed Structural Defect was disclosed to the Purchaser on or prior to the Bid Date, or (B) the claimed condition in whole or part does not meet the definition of Structural Defect or of Environmental Hazard. If the Seller gives such notice, all of the rights, obligations and time periods provided in this Article V shall be preserved and extended until all issues with respect to the disclosure or existence of the claimed Structural Defect or Environmental Hazard are resolved.

                  (v) If the Seller makes no election within the time provided, the Seller shall repurchase the related Asset under the terms and subject to the limitations of Article VI, without reference to the cure provisions of Article VI, no later than the 45th day following the Notice of Defect or the Notice of Hazard.

                  Section 5.07  Environmental Risks.
                                -------------------

          The Purchaser acknowledges and agrees that there may be certain environmental issues and/or risks with respect to a Property (including the Premises) which may or may not be visible or apparent and which may or may not be above or below the surface thereof. Any materials relating to environmental conditions which may be in the Investors' Review File or is otherwise provided or made available by the Seller, is provided with no representations whatsoever as to the accuracy, completeness or timeliness of any information contained in such report or materials, or the expertise with which they were prepared. The Purchaser acknowledges that the Seller has not prepared or warranted such information, and that the Seller shall have no liability whatsoever in connection with such report or materials.

                  Section 5.08  Purchaser's Release of Seller.
                                -----------------------------

          The Purchaser, for itself, its successors and its assigns, hereby releases and discharges the Seller and its officers, directors, employees, successors and assigns from and against any and all claims, demands, liabilities, obligations, damages, actions, causes of action, judgments, liens, bonding requirements, losses, expenses, fines, charges, penalties, administrative and judicial proceedings and orders, and enforcement actions of every kind, including attorneys' fees and court costs ("Claims"), known or
                                                        ------
unknown, present or future, fixed or contingent, against the Seller at any time by reason of or arising out of the violation of the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, or any other federal, state or local environmental laws by any Person, or the presence of hazardous materials on any Property. Nothing in this Section 5.08 is intended to alter any obligation of Seller under the warranty contained in Section 5.02.

          The Purchaser, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released in this Section 5.08 are not limited to matters that are known or disclosed, and the Purchaser hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
of the State of California (or any other statute or common law principles of similar effect), which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          In this connection, the Purchaser hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims that are presently unknown, unanticipated, and unsuspected, and it further agrees, represents, and warrants that this release has been negotiated and agreed upon in light of that realization and it nevertheless hereby intends to release, discharge, and acquit the Seller and its officers, directors, employees, successors and assigns from any such unknown Claims described in the first paragraph of this Section 5.08.

                                  ARTICLE VI

                                   REMEDIES

                  Section 6.01  Breach of the Seller's Representations and
                                ------------------------------------------
                       Warranties; Non-delivery of Documents; Cure; Repurchase.
                       -------------------------------------------------------

          Upon discovery by the Purchaser of (i) a breach of any of the representations and warranties contained in Article III with respect to an Asset for which a good faith estimate of the cost to cure such breach exceeds the Cure Threshold or (ii) the Seller's failure to deliver any document described in
Section 2.03(iv)-(ix) and Section 2.04(ii)-(vii), the Purchaser shall give the Seller prompt written notice of such breach or non-delivery specifying in detail such breach or non-delivery and, in the case of a breach, the basis for the estimate of the cost to cure such breach. Such notice shall be given, in the case of any such breach, not later than one (1) day prior to the day on which the Seller's obligation to repurchase such Asset terminates pursuant to Section
6.02 or, in the case of any such non-delivery of documents, not later than twenty (20) Business Days after the termination of the Servicing Agreement or any subsequent servicing agreement between the Seller and the Purchaser with respect to the related Mortgage Loan or REO Property, if there is such a servicing agreement, or twenty (20) Business Days after the Closing Date, if there is no such servicing agreement. The Seller shall have a period of sixty
(60) days from the date it receives such notice from the Purchaser to correct or cure such breach or non-delivery. With respect to any breach, if, at the expiration of such sixty (60) day period, the Seller has not cured or corrected such breach but has made reasonable progress toward effecting a cure or correction and the Seller in good faith believes that such breach can be cured or corrected within a reasonable period of time following the expiration of such sixty (60) day period, then the Seller shall give notice thereof to the Purchaser and shall have a reasonable additional period of time to cure or correct such breach; provided, however, that in no event shall such additional
                     --------  -------
period of time extend beyond ninety (90) days following the expiration of the initial sixty (60) day period. If the Seller does not cure such breach or non-delivery within the time periods referred to in the prior two sentences of this
Section 6.01 or, if at any earlier time it becomes reasonably determinable by the Seller that such breach or non-delivery cannot be cured or corrected and the Seller so notifies the Purchaser, then upon notice by the Purchaser to the Seller given not later than twenty (20) Business Days after the expiration of the period or periods of time to cure or correct (or such earlier notice from the Seller), the Seller shall repurchase from the Purchaser at the Repurchase Price the Asset with respect to which such breach or non-delivery relates in accordance with Section 6.03.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

          Failure by the Purchaser to give any of the notices specified above within any of the periods specified above shall terminate the Seller's obligations under this Section 6.01 with respect to the related Asset. Furthermore, the foregoing shall not be interpreted to limit in any manner the Seller's right to dispute the existence of any breach or non-delivery specified by the Seller in any such notice.

          It is understood and agreed that the remedies contained in this
Section 6.01 shall be the sole and exclusive remedies of the Purchaser in connection with any breach by the Seller of the representations and warranties contained in Article III.

                  Section 6.02  Termination of the Seller's Obligation to
                                -----------------------------------------
                       Repurchase.
                       ----------

          The Seller's obligations to repurchase any Asset pursuant to Section 6.01, Article V and Section 2.06(d) shall terminate upon the earlier of (A) one hundred eighty (180) days from the Closing Date (or the earlier date provided in Section 2.06(d) or Article V), except to the extent any notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving the Seller's obligation to repurchase such Asset has previously been given by the Purchaser to the Seller as required prior thereto, and (B) the first to occur of the following events, whether or not notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving the Seller's obligation to repurchase such Asset has previously been given to the Seller:

                  (i) Any material alteration, modification or waiver of the terms of the related Mortgage Loan, Mortgage Note or Mortgage.
          Without limitation, it shall be deemed material to modify the Mortgage Loan by extending the maturity date for one year or more, reducing the interest rate by one percentage point or more, reducing the principal balance by ten percent or more, releasing any real property from the Mortgage, or any guaranty or surety, other than as required, and reducing the installment payment amounts such that the Mortgage Loan begins to negatively amortize. Forbearance for four months or less shall not be deemed a material modification.

                  (ii) The payment in full by Mortgagor or any guarantor or surety, satisfaction, cancellation, release, discharge, subordination or rescission of the related Mortgage Loan, Mortgage Note or Mortgage.

                  (iii) The transfer of title to the related REO Property or the transfer of the related Mortgage Loan, Mortgage Note or Mortgage, unless such transfer is to an affiliate of the Purchaser.

                  (iv) The condemnation of, or a casualty with respect to, the related Property or a material part thereof, except as provided in
          Section 6.05.

                  (v) The taking of any action or any inaction by the Purchaser that would subject the related Mortgage Loan to any valid right of rescission, set-off, abatement or diminution, or any valid counterclaim or defense that would prevent the Seller from foreclosing upon the Mortgaged Property.

                  (vi) The acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by Purchaser.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 6.03  Transfer of Mortgage Loan Asset and Mortgage
                                --------------------------------------------
                       Loan File Upon Repurchase.
                       -------------------------

          Any repurchase of a Mortgage Loan Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall (i) deliver to the Seller all originals and copies of the related Loan Documents and any other documents that were delivered to the Purchaser pursuant to this Agreement regarding such Mortgage Loan, together with any subsequent documents or records pertaining to such Mortgage Loan, as well as to the foreclosure or repossession of the Mortgaged Property; (ii) transfer, convey or assign to the Seller the Mortgage Loan Asset in the same manner as such Mortgage Loan Asset was transferred and assigned from the Seller to the Purchaser by documentation in the same form as that delivered from the Seller to the Purchaser and endorsed, where applicable as follows: "Pay to the order of Fidelity Federal Bank, F.S.B. without recourse" or such other documentation which may be necessary to effect the transfer from the Purchaser to the Seller; and (iii) assign and deliver all escrow accounts and amounts that represent collected and undisbursed impound or escrow funds received by the Purchaser on or after the Closing Date, if any, less any amounts representing negative escrow balances, if any, funded by the Purchaser on or after the Closing Date together with evidence thereof acceptable to the Seller; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.02(ii), the Purchaser has good title to, and is the sole owner of, such Mortgage Loan Asset, free and clear of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance. All amounts paid over to the Seller hereunder shall be without payment of interest thereon.

                  Section 6.04  Transfer of REO Asset Upon Repurchase.
                                -------------------------------------

          Any repurchase of an REO Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall: (i) convey any such REO Asset to the Seller by means of a quitclaim deed (or its equivalent under the law of the state where the related REO Property is located) delivered to the Seller; (ii) execute and deliver all other documents necessary to reconvey to the Seller all right, title and interest in and to such REO Asset, including, without limitation, assignment and assumption agreements with respect to any leases and keys; (iii) deliver to the Seller all originals and copies of the documents that were delivered to the Purchaser pursuant to this Agreement regarding such REO Property, together with any subsequent documents or records pertaining to such REO Property as well as to any eviction proceedings related thereto; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.03(ii), with respect to each REO Asset being reconveyed, the Purchaser has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances. All amounts paid over to the Seller hereunder shall be without payment of interest thereof. The Seller shall promptly after the repurchase of any REO Asset record the related deed and shall pay, as and when due, any transfer taxes, deed stamps, recording fees and other similar charges required to be paid in connection with any repurchase of REO Assets.

                  Section 6.05  Risk of Loss.
                                ------------

          The risk of loss to a Property to be repurchased under Article VI remains with the Purchaser until the repurchase is consummated, provided,
                                                                --------
however, that if after the Seller has received written notice that the Purchaser
- - -------
will require the Seller to repurchase a specific Asset the related Property suffers an Insured Loss, the Seller shall repurchase such Asset and the Purchaser shall assign to the Seller the proceeds of the insurance covering the Insured Loss.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 6.06  Breach of the Purchaser's Representations and
                                ---------------------------------------------
                       Warranties.
                       ----------

          The remedies of the Seller for any breach by the Purchaser of its representations and warranties contained in Article IV shall be those provided by applicable law.

                  Section 6.07  Distribution of Deposit and Remedies if No
                                ------------------------------------------
                       Closing.
                       -------

          In the event that the purchase and sale transaction of the Assets contemplated in this Agreement does not close by the Closing Date and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing, the Deposit shall be irrevocably forfeited as liquidated damages.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH FAILURE, THE SELLER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE DEPOSIT CONSTITUTES A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER AND THEREFORE THAT THE AMOUNT OF THE DEPOSIT IS REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER AND THE PURCHASER IN SUCH EVENT.

          /s/                                      /s/
          ---------------------------              -----------------------------
          Initials of the Purchaser                Initials of the Seller

          If such failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing, then the Seller shall pay to the Purchaser the full amount of the Deposit by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the date specified in this Section 6.07 or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          Notwithstanding the foregoing, in the event that the Deposit is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.

          The Seller and the Purchaser will select a mutually acceptable Closing Date if the Closing does not occur by July 29, 1994, which date shall be as close to July 29, 1994, as reasonably possible. However, if the Closing Date is postponed beyond September 30, 1994 for any reason, the Seller and the Purchaser shall negotiate a mutually acceptable adjustment to the Purchase Price
          .


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.01  Conditions Precedent To Be Performed by the
                                -------------------------------------------
                       Seller.
                       ------

          As a condition to the obligations of the Purchaser to purchase the Assets, the Seller shall deliver or cause to be delivered to the Purchaser on or before the Closing Date the following documents:

                  (i) an officer's certificate of the Seller, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Seller authorizing its sale of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Seller, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Seller on the Closing Date; and

                  (ii) an opinion of counsel (which may be internal counsel) to the Seller, dated as of the Closing Date, to the effect that: (a) the Seller is a federal savings bank, duly chartered, validly existing and in good standing under the federal laws of the United States; (b) this Agreement has been duly authorized, executed and delivered on the part of the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement; (d) except as described on a schedule to the Agreement, there is no action, suit, proceeding or investigation pending or threatened against the Seller or relating to any Asset and known to such counsel, which, if determined adversely to the Seller, would prevent the consummation of the sale of the Assets to the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 7.02  Conditions Precedent To Be Performed by the
                                -------------------------------------------
                       Purchaser.
                       ---------

          As a condition to the obligations of the Seller to sell the Assets, the Purchaser shall deliver or cause to be delivered to the Seller on or before the Closing Date the following documents:

                  (i) an officer's certificate of the Purchaser, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Purchaser authorizing its purchase of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Purchaser, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Purchaser on the Closing Date; and

                  (ii) an opinion of counsel (which may be internal counsel) to the Purchaser, dated as of the Closing Date, to the effect that: (a) the Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) this Agreement has been duly authorized, executed and delivered on the part of the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transaction contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement; (d) there is no action, suit, proceeding or investigation pending or threatened against the Purchaser and known to such counsel, which, if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

                  Section 7.03  Additional Condition Precedent.

          The obligations of the Seller and the Purchaser under this Agreement shall be subject to and conditioned upon the consummation of the issuance and sale of the Class A Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, pursuant to the Offering Circular filed with the Office of Thrift Supervision prior to the date hereof on substantially the terms described therein.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01  Governing Law; Jurisdiction; Consent to Service
                                -----------------------------------------------
                       of Process.
                       ----------

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, United States of America. Each of the parties hereto hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the federal courts of the United States of America for the Central District of California for the purpose of any action or proceeding relating to this Agreement; (ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; (iii) agrees that a final judgment in any action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it and its counsel as provided for notices hereunder.

                  Section 8.02  Hart-Scott-Rodino.
                                -----------------

          The Purchaser and the Seller agree to cooperate in connection with the preparation, signing and filing of any documents which counsel to the Purchaser or the Seller advises are necessary under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and each acknowledge and agree that the Closing Date shall be postponed, to the extent necessary, to comply with the requirements of such Act, if applicable to the transactions contemplated herein.

                  Section 8.03  Confidentiality.
                                ---------------

          Neither party to this Agreement (or employee or agent under its control) shall without the prior written consent of the other disclose to any third party any information regarding this Agreement or the transactions contemplated herein, except to the extent that such disclosure is (i) required to effect the transactions contemplated herein, (ii) made to an affiliate of the Purchaser, (iii) required by law or regulation, (iv) necessary to permit the audit of the accounts of a party hereto, (v) made to notify a third party of the ownership of the Asset by the Purchaser, without disclosing other terms of this Agreement, or (vi) made in order to initiate, defend or otherwise pursue legal proceedings between the parties regarding this Agreement or the transactions contemplated hereby. The Purchaser shall preserve the confidentiality of any confidential information relating to the Mortgagors. This Agreement shall not, and no memorandum or other document relating to this Agreement shall, be recorded without the prior written consent of the Seller.

                  Section 8.04  Broker's Fees.
                                -------------

          In the event that any REO Property is subject to a listing agreement between the Seller and a broker, the Seller shall be solely responsible for the payment of any fee, commission or other compensation payable pursuant to any such listing agreements based upon a sale of such REO Property to the Purchaser.

                  Section 8.05  Notices.
                                -------

          Any notices or other communications permitted or required hereunder shall be in writing and shall be personally delivered or mailed by certified mail, postage prepaid, and return



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
receipt requested or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, to the following addresses, or such other address as may hereafter be furnished in writing:

               (i)  in the case of the Seller,
                    Fidelity Federal Bank, F.S.B.
                    4565 Colorado Boulevard
                    Los Angeles, California 90039
                    Attention: James F. Barnett
                               Senior Vice President,
                               Credit Administration

                    Facsimile: (818) 549-3002

                    with a copy to:
                    Fidelity Federal Bank, F.S.B.
                    Legal Department
                    600 N. Brand Boulevard
                    Glendale, California  91209
                    Attention:  Frederick I. Fox, Esq.

                    Facsimile: (818) 549-3773

               (ii) in the case of the Purchaser,

                    EMC Mortgage Corporation
                    222 West Las Colinas Boulevard
                    Irving, Texas  75039
                    Attention:  Edward Raice and Ralene Ruyle

                    Facsimile: (214) 444-2880

                    with a copy to:

                    Stroock & Stroock & Lavan
                    7 Hanover Square
                    New York, New York 10005
                    Attention:  Starr Tomczak

                    Facsimile: (212) 806-6006

Notices shall be effective on receipt.

                  Section 8.06  Severability of Provisions.
                                --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 8.07  Schedules and Exhibits.
                                ----------------------
          The schedules and exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 8.08  Waivers and Amendments.
                                ----------------------

          This Agreement may be amended, supplemented, canceled or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                  Section 8.09  No Third Party Rights.
                                ---------------------

          This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the parties hereto.

                  Section 8.10  Successors and Assigns.
                                ----------------------

          This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective successors and assigns; provided,
                                                                      --------
however, that (i) notwithstanding any assignment by the Purchaser or the Seller,
- - -------
such party shall remain liable for its obligations hereunder, (ii) only the Purchaser or its affiliates shall be entitled to exercise any remedies against the Seller granted to the Purchaser in Articles V and VI of this Agreement, and
(iii) the Purchaser shall not assign its rights under this Agreement prior to the Closing Date without the prior written consent of the Seller, in its sole discretion.

                  Section 8.11  Captions.
                                --------

          All section titles or captions contained in this Agreement or in the schedules and exhibits annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

                  Section 8.12  Counterparts.
                                ------------

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 8.13  Entire Agreement.
                                ----------------

          This Agreement (including the schedules and exhibits annexed hereto or referred to herein and the agreements executed and delivered pursuant to the terms hereof), the Confidentiality Agreement executed and delivered by the Purchaser in connection with the transactions contemplated by this Agreement, the Deposit Escrow Agreement, and the Servicing Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements, written or oral, with respect thereto.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                  Section 8.14  No Merger.
                                ---------

          Unless otherwise expressly provided herein, the representations, warranties, covenants and agreements shall survive the Closing, the sale of Assets contemplated hereby and the delivery of any deeds or other documents in connection herewith.

                  Section 8.15  Indemnification

          Within nine (9) months of the Closing, if any Mortgagor initiates an action against the Purchaser and the Seller challenging the calculation of interest rate adjustments made prior to the end of the servicing period under the Servicing Agreement, the Seller shall indemnify and defend the Purchaser against all liability, reasonable costs and attorneys fees incurred in defending such action. Notwithstanding the foregoing, if the action involves a joinder of claims involving the Purchaser and the Seller, and if the Purchaser demonstrates to the reasonable satisfaction of the Seller that the Purchaser has continued to service the Mortgage Loans in the same manner as the Seller, then the Seller will also defend the Purchaser, but shall not indemnify the Purchaser, with respect to claims challenging the calculation of interest rate adjustments made after the end of the servicing period under the Servicing Agreement, in any such action initiated by a Mortgagor against the Purchaser and the Seller during the 9-month period. The Seller shall have the right to select the defense counsel so as to permit the joint representation of both the Seller and the Purchaser, provided that the Purchaser shall have the right to approve such selection, such selection not to be unreasonably withheld or delayed. The Purchaser acknowledges that Gibson, Dunn & Crutcher is approved for this purpose. The Purchaser shall have the right to consult with counsel regarding the litigation, and shall have the right to approve any settlement of the litigation, such consent not to be unreasonably withheld or delayed. The provisions of this indemnification provision are not intended to alter any existing obligations either party may have to the Mortgagors or their successors or assigns.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                              FIDELITY FEDERAL BANK, F.S.B.


                              By:/s/ Godfrey B. Evans
                                 -------------------------
                                 Name:  Godfrey B. Evans
                                 Title: Executive Vice President &
                                        General Consul

                              EMC MORTGAGE CORPORATION



                              By:/s/ Jonathan Ilany
                                 -------------------------
                                 Name:  Jonathan Ilany
                                 Title: Senior Executive Vice President

                              By:
                                 -------------------------
                                 Name:
                                 Title:



                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                Schedule 1.01-A
                                ---------------

                            Allocated Price Schedule




                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                               SCHEDULE 1.01 - A                     12-Jul-1994
                                                                          Page 1

LOAN              PRINCIPAL                  DOLLAR
NUMBER            BALANCE          PRICE     PRICE
000000000022210      51,380.00     00.9900      50,866.29
000000000026670     233,202.00     00.7699     179,549.57
000000000839035      30,239.00     00.9405      28,441.02
000000000898928      47,431.00     00.9524      45,172.73
000000000909439      70,229.00     00.9190      64,543.09
000000000983161     130,874.00     00.9586     125,454.56
000000000987828      39,490.00     00.4775      18,855.62
000000000992271      31,063.00     00.8827      27,419.25
000000001100495      38,411.00     00.4582      17,600.73
000000001106233      22,047.00     00.8540      18,828.81
000000001106257      35,609.00     00.5294      18,849.69
000000001106295      21,485.00     00.8763      18,827.31
000000001106370      17,817.00     00.9900      17,638.92
000000001106462     138,414.00     00.9128     126,343.20
000000001111129      37,871.00     00.8897      33,692.83
000000001111280     100,012.00     00.9894      98,956.72
000000001118922      81,908.00     00.9868      80,825.56
000000001121614     124,827.00     00.7315      91,316.59
000000002012270      93,182.00     00.9886      92,116.47
000000002019424      10,008.00     00.8011       8,017.07
000000002022601   1,483,224.00     00.6915   1,025,630.37
000000002038050      44,500.00     00.8036      35,760.85
000000002054595      48,438.00     00.8966      43,430.32
000000002058566      91,390.00     00.9883      90,321.79
000000002058610     124,012.00     00.8415     104,353.71
000000002074612      80,050.00     00.9780      78,292.36
000000002085391     100,178.00     00.9789      98,061.08
000000002091686      77,644.00     00.9736      75,592.38
000000002092344      71,808.00     00.9481      68,082.24
000000002120058     611,378.00     00.9909     605,831.92
000000002129000      70,897.00     00.9888      70,102.90
000000002133863      66,008.00     00.7820      51,620.90
000000002143204     189,445.00     00.6994     132,504.98
000000002163505      53,883.00     00.9900      53,344.26
000000002187761      73,799.00     00.9761      72,032.83
000000002190880     217,839.00     00.8053     175,418.56
000000002227829     122,402.00     00.9117     111,588.14
000000002240167     309,572.00     00.9632     298,181.78
000000002259772     365,077.00     00.8829     322,325.94
000000002259789     158,192.00     00.9663     152,857.89
000000002262686     171,738.00     00.8610     147,863.28
000000002265388     113,123.00     00.9908     112,087.38
000000002269267      87,763.00     00.9078      79,668.30
000000002269779     363,786.00     00.7899     287,349.76
000000002273433     481,827.00     00.9190     442,798.28
000000002275385     200,011.00     00.9554     191,085.28
000000002283997     273,275.00     00.9900     270,542.34
000000002285689     160,150.00     00.9111     145,908.49
000000002286644     227,748.00     00.6212     141,478.82
000000002290759     293,434.00     00.5947     174,502.98
000000002293697     148,337.00     00.7059     104,707.32
000000002297279      41,345.00     00.5528      22,857.49
000000002297460      39,875.00     00.4392      17,512.03

                               SCHEDULE 1.01 - A                     12-JUL-1994
                                                                          Page 2

LOAN                PRINCIPAL                  DOLLAR
NUMBER              BALANCE        PRICE       PRICE
000000002299121     165,634.00     00.9900     163,977.75
000000002306579     121,931.00     00.9759     118,994.28
000000002307077      41,782.00     00.5053      21,110.47
000000002310561     200,368.00     00.8699     174,297.03
000000002310578     199,990.00     00.9555     191,085.09
000000002314648     174,776.00     00.9883     172,731.78
000000002318466     116,048.00     00.7456      86,526.99
000000002321219     151,467.00     00.5059      76,633.59
000000002321226      95,893.00     00.8649      82,940.81
000000002324904     173,093.00     00.8070     139,692.40
000000002327903     295,887.00     00.6733     199,228.55
000000002327958     294,542.00     00.6900     203,236.30
000000002332431     317,925.00     00.9520     302,667.42
000000002333182     237,439.00     00.7376     175,140.65
000000002333205     206,837.00     00.6310     130,508.50
000000002336471     225,400.00     00.5286     119,135.76
000000002341374     138,945.00     00.9075     126,096.11
000000002342902     153,973.00     00.6172      95,027.83
000000002343288     178,541.00     00.9827     175,461.02
000000002343462      97,869.00     00.6064      59,346.25
000000002344816     131,709.00     00.8317     109,548.80
000000002348795     196,023.00     00.6049     118,564.75
000000002351494      38,928.00     00.8905      34,666.85
000000002360450      72,535.00     00.9049      65,635.70
000000002364506     257,975.00     00.8897     229,527.54
000000002367420     302,480.00     00.4901     148,250.07
000000002367758     306,099.00     00.5602     171,465.15
000000002371368     286,810.00     00.6667     191,215.53
000000002371382     391,210.00     00.6119     239,388.85
000000002372897     193,349.00     00.9779     189,069.45
000000002373104     314,912.00     00.4936     155,431.93
000000002374244     160,466.00     00.9844     157,960.93
000000002375537     186,635.00     00.6808     127,068.94
000000002376288     118,642.00     00.4896      58,091.97
000000002376431     377,071.00     00.4969     187,367.91
000000002376585     333,562.00     00.5888     196,396.83
000000002377359     649,305.00     00.7996     519,212.66
000000002377366     649,442.00     00.7996     519,322.46
000000002379201     287,473.00     00.8339     239,725.82
000000002380096     360,752.00     00.3974     143,348.03
000000002380584     129,435.00     00.9235     119,531.67
000000002380690     123,641.00     00.9203     113,780.83
000000002381839     273,959.00     00.5373     147,198.29
000000002381846     296,710.00     00.6041     179,253.72
000000002381914     172,215.00     00.5392      92,858.53
000000002382658     276,902.00     00.6471     179,196.35
000000002383576     220,704.00     00.5124     113,097.30
000000002383804     104,902.00     00.5244      55,011.68
000000002384548      41,314.00     00.5532      22,855.97
000000002384555      43,737.00     00.4883      21,358.62
000000002384562      36,863.00     00.6361      23,448.67
000000002384814     173,259.00     00.6247     108,242.41
000000002385084     221,679.00     00.8025     177,889.16

                              SCHEDULE 1.01 - A                      12-Jul-1994
                                                                          Page 3

LOAN                PRINCIPAL                  DOLLAR
NUMBER              BALANCE        PRICE       PRICE
000000002388267     285,352.00     00.6365     181,619.73
000000002388656     324,758.00     00.5970     193,876.83
000000002388991     181,567.00     00.8981     163,058.36
000000002389307     135,979.00     00.6633      90,199.78
000000002389383     167,003.00     00.5590      93,351.80
000000002391270     178,323.00     00.3128      55,786.73
000000002391294     178,323.00     00.3128      55,786.73
000000002391317     182,904.00     00.3667      67,072.76
000000002391461     121,165.00     00.9011     109,176.02
000000002391478     265,164.00     00.5768     152,934.53
000000002391485     158,385.00     00.8048     127,466.67
000000002391515     118,789.00     00.8871     105,372.19
000000002391522     134,813.00     00.9126     123,024.88
000000002391539     172,436.00     00.9145     157,694.47
000000002391546     110,866.00     00.8132      90,159.37
000000002391553     123,541.00     00.9452     116,776.36
000000002391560     106,910.00     00.9902     105,865.07
000000002391577     182,143.00     00.7877     143,470.88
000000002393429     267,502.00     00.5951     159,188.90
000000002394224     371,230.00     00.7383     274,061.75
000000002394361     283,300.00     00.5606     158,830.87
000000002395333     103,168.00     00.7537      77,759.49
000000002395456     305,838.00     00.4630     141,590.46
000000002395463     349,742.00     00.5700     199,336.76
000000002395487     196,214.00     00.7697     151,017.52
000000002395494     184,203.00     00.7740     142,565.14
000000002395616     219,943.00     00.4576     100,650.30
000000002395623     219,943.00     00.4576     100,650.30
000000002396374     402,755.00     00.7235     291,396.21
000000002396381     347,467.00     00.6283     218,324.35
000000002396978     223,942.00     00.6723     150,560.19
000000002397674     730,971.00     00.6420     469,247.64
000000002397971     284,295.00     00.4081     116,009.53
000000002397988     276,398.00     00.4144     114,550.18
000000002397995     276,398.00     00.4144     114,550.18
000000002399960     315,269.00     00.6955     219,262.31
000000002400273     374,717.00     00.2598      97,345.27
000000002400914     221,119.00     00.9538     210,914.16
000000002402132     153,579.00     00.3502      53,775.98
000000002402149     153,939.00     00.4200      64,649.80
000000002403944     180,473.00     00.6536     117,961.02
000000002404251     137,797.00     00.5910      81,431.56
000000002404350     181,626.00     00.3693      67,067.91
000000002404367     181,625.00     00.3693      67,067.54
000000002404411      84,662.00     00.8677      73,458.12
000000002404558     210,707.00     00.5273     111,101.53
000000002405186     269,020.00     00.9416     253,314.52
000000002406332     113,579.00     00.8212      93,269.71
000000002406783     128,100.00     00.8179     104,771.83
000000002407465     393,799.00     00.5164     203,373.28
000000002407519     332,670.00     00.6664     221,683.60
000000002408512     138,604.00     00.5947      82,428.35
000000002410744     169,882.00     00.7184     122,044.09

                               SCHEDULE 1.01 - A                     12-Jul-1994
                                                                          Page 4

LOAN                PRINCIPAL                  DOLLAR
NUMBER              BALANCE        PRICE       PRICE
000000002411211     350,202.00     00.5835     204,328.25
000000002411358     296,590.00     00.5773     171,232.13
000000002412108      87,582.00     00.9846      86,236.57
000000002412405     215,892.00     00.5591     120,708.91
000000002412412     203,675.00     00.4925     100,306.32
000000002412429     205,100.00     00.4876     100,011.55
000000002412436     173,385.00     00.5904     102,374.90
000000002412443     236,654.00     00.4210      99,632.97
000000002412467     247,158.00     00.5145     127,168.57
000000002412696     296,377.00     00.4907     145,442.04
000000002414135     183,608.00     00.5744     105,470.95
000000002414173     251,213.00     00.6018     151,180.51
000000002414289     211,974.00     00.7923     167,949.95
000000002414395     334,911.00     00.6667     223,285.54
000000002415244     355,936.00     00.4251     151,313.28
000000002415299     570,989.00     00.4371     249,573.07
000000002415329     382,193.00     00.4797     183,355.70
000000002417189     127,398.00     00.6200      78,991.74
000000002417196     122,218.00     00.6462      78,981.93
000000002417202     122,218.00     00.6462      78,981.93
000000002417219     127,217.00     00.6208      78,979.58
000000002417226     127,217.00     00.6208      78,979.58
000000002417493     156,561.00     00.6537     102,344.15
000000002418144     126,182.00     00.4357      54,983.54
000000002418182     167,803.00     00.6617     111,038.13
000000002418311     376,467.00     00.7398     278,509.68
000000002418946     123,839.00     00.8195     101,482.00
000000002419659     121,174.00     00.9116     110,456.54
000000002420246     124,034.00     00.4433      54,982.10
000000002420307     151,138.00     00.5757      87,013.95
000000002422112     144,408.00     00.6746      97,410.92
000000002422549     159,312.00     00.7917     126,132.78
000000002422860     154,720.00     00.9371     144,989.63
000000002422891     420,587.00     00.4551     191,423.55
000000002423528     338,504.00     00.5790     196,007.13
000000002423535     333,243.00     00.4900     163,283.44
000000002425456     191,538.00     00.6743     129,155.46
000000002426138     194,653.00     00.5497     107,002.30
000000002426374     214,963.00     00.9159     196,883.10
000000002426404     210,273.00     00.4893     102,879.84
000000002431550     168,645.00     00.7961     134,250.36
000000002435156     759,548.00     00.9004     683,907.00
000000002437022     138,275.00     00.7953     109,967.80
000000002437039     121,412.00     00.9916     120,388.82
000000002437237     179,922.00     00.7729     139,061.89
000000002437824     344,063.00     00.6373     219,270.27
000000002439462     192,457.00     00.9097     175,085.31
000000002443225     228,665.00     00.8206     187,649.12
000000002444181     254,191.00     00.4037     102,606.30
000000002444518     161,894.00     00.3400      55,036.68
000000002444938     187,587.00     00.5188      97,315.39
000000002446392     206,363.00     00.6954     143,496.44
000000002448107     155,524.00     00.7979     124,084.83

                               SCHEDULE 1.01 - A                     12-Jul-1994
                                                                          Page 5

LOAN                PRINCIPAL                  DOLLAR
NUMBER              BALANCE        PRICE       PRICE
000000002450049     219,139.00     00.7323     160,475.45
000000002450223     223,085.00     00.7021     156,627.34
000000002450377     202,148.00     00.3586      72,497.86
000000002454348     181,899.00     00.7822     142,276.63
000000002455280     189,228.00     00.8427     159,468.19
000000002460664     218,354.00     00.7843     171,250.69
000000002479804     193,523.00     00.6922     133,951.16
000000002488631     200,083.00     00.5011     100,256.79

                                Schedule 1.01-B
                                ---------------

                             Mortgage Loan Schedule




                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

MORTGAGE LOAN SCHEDULE       Figures as of 5/31/94          Report Date: 7/11/94

Telstar Residential 1-4 Units

                                                                                                                      Escrow  Escrow
  Cat. Loan #  REO  Name            Address             City        St  Zip   Units  PType   FFB Gross   Due Dt   Pos   Bal     Adv
  ---- ------  ---  ----            -------             ----        --  ---   -----  -----   ---------   ------   --- ------  ------
 1 T1  0022210 597              14035 ANDERSON ST DO  PARAMOUNT     CA  90723     1    RS       51,380             1
 2 T1  0026670 599  TELL        19092 COLCHESTER LN   HUNTINGTON BE CA  92646     1    RS      233,202
 3 T1  0839035      MLYOUNG     111 OVAL RD           IRVINE        CA  92714     1    RC       30,239   08/01/93  1      0      639
 4 T2  0898928      JCVANIS     20219 GAULT ST        CANOGA PARK   CA  91306     1    RS       47,431   11/01/93  1      0    1,122
 5 T2  0909439      RWTHOMPSON  1206N HOLLYDALE DR    FULLERTON     CA  92631     1    RS       70,229   11/01/93  1      0    4,583
 6 T2  0983161      OGBERGE     4173 ANDROS CIR       HUNTINGTON BC CA  92649     1    AP      130,874   12/01/93  1      0    4,415
 7 T1  0987828 416              510 VILLA COURT #202  PALM SPRINGS  CA  92262     1    RC       39,490
 8 T2  0992271      M ISLAM     2825 LOS FELICES RD   PALM SPRINGS  CA  92262     1    RC       31,063    05/01/94 1      2        0
 9 T2  1100495      J VALBUENA  2875 LOS FELICES RD   PALM SPRINGS  CA  92262     1    RC       38,411    12/01/93 1      0        0
10 T1  1106233 888  WCTIMESHAR  420 VILLA CT #211     PALM SPRINGS  CA  92262     1    RC       22,047             1
11 T1  1106257 971  WCRESORTPR  420 VILLA CT #213     PALM SPRINGS  CA  92262     1    RC       35,609             1
12 T1  1106295 899              420 VILLA COURT       PALM SPRINGS  CA      0     1    RC       21,485
13 T1  1106370 887  HFCORP      420 VILLA CT #115     PALM SPRINGS  CA  92262     1    RC       17,817             1
14 T1  1106462      J HOWARD    43 TENNIS CLUB DR     RANCHO MIRAGE CA  92270     1    RC      138,414    05/01/94 1      3        0
15 T1  1111129      JCFISHER    4918S CIMARRON ST     LOS ANGELES   CA  90062     1    RS       37,871    07/01/94 1    224        0
16 T2  1111280      GFLEGGETT   20224 SHERMAN WAY S   CANOGA PK     CA  91306     1    RC      100,012    12/01/93 1      0        0
17 T1  1118922      J LGREGG    4144 PINEWOOD LK DR   BAKERSFIELD   CA  93309     1    AP       81,908    09/01/93 1      0        0
18 T2  1121614      MGCURRIE    8828 PERSHING DR      PLAYA DEL REY CA  90293     1    RC      124,827    12/01/93 1      0    1,412
19 T2  2012270      MJGORDON    10215 VARIEL AVE #25  CHATSWORTH    CA  91311     1    RC       93,182    11/01/93 1      0        0
20 T2  2013190      HENHESTER   16945 HILL ST         LA PUENTE     CA  91744     1    AP       84,995    10/01/93 1      0      768
21 T1  2019424      DTHILE      420 VILLA CT #110     PALMS SPRINGS CA  92262     1    RC       10,008    07/01/94 1      0        0
22 T1  2022601      EMFPROP     10629 WOODBRIDGE ST   TOLUCA LAKE   CA  91602    20    RC    1,483,224    07/01/93 1      0      136
23 T1  2038050 876  JPEREZ      4465W ROSE HILL DR    LOS ANGELES   CA  90032     1    RS       44,500             1
24 T2  2054595      HAROBERTS   13613 GAIN ST         PACOIMA       CA  91331     1    RS       48,438    06/01/94 1    159        0
25 T1  2058566      J DAVIS     1230N SWEETZER AVE    LOS ANGELES   CA  90069     1    RC       91,390    07/01/93 1      0        0
26 T1  2058610      JKJHEE      10229 VARIEL AVE #26  CHATSWORTH    CA  91311     1    RC      124,012    02/01/93 1      0    1,134
27 T2  2074612      RLHAASE     26301 THUNDERBIRD D   LAKE ARROWHEA CA  92352     1    RS       80,050    11/01/93 1      0      672
28 T1  2085391      MGSPRATT    2443 COLLEGE ST       SIMI VALLEY   CA  93065     1    RS      100,178    11/01/93 1      0    1,060
29 T1  2091686      CBRAY       9600S LA SALLE AVE    LOS ANGELES   CA  90047     1    RS       77,644    03/01/94 1      0      966
30 T1  2092344      L HAYES     4133W 59TH PL         LOS ANGELES   CA  90043     1    RS       71,808    06/01/93 1      0    2,625
31 T1  2120058      GASTEMPLE   1531 STONE CANYON R   LOS ANGELES   CA  90077     1    RS      611,378    01/01/93 1      0    5,282
32 T1  2129000 767              1517E GARFIELD AVE #1 GLENDALE      CA  91205     1    RC       70,897
33 T2  2133863      SAMENNUTI   26701 QUAIL CREEK #91 LAGUNA HILLS  CA  92656     1    RC       66,008    12/01/93 1      0    2,773
34 T1  2143204      JLLEWIS     4711 4713 4TH AVE     LOS ANGELES   CA  90043     2    RS      189,445    01/01/93 1      0    8,931
35 T1  2163505 692              8975 ALCOSTA BOULEVA  SAN RAMON     CA  94583     1    RC       53,883
36 T1  2187761      JDOHANNESI  1517E GARFIELD AVE    GLENDALE      CA  91205     1    RC       73,799    04/01/94 1     63        0
37 T1  2190880 952  CDMACHIN    10 WALES ST           THOUSAND OAKS CA  91360     1    RS      217,839
38 T1  2227829      GCPHELPS    18934 LOS ALIMOS ST   NORTHRIDGE    CA  91326     1    RS      122,402    06/01/94 1      0        0
39 T2  2240167      PJNOONE     18851E CANYON CIR     VILLA PARK    CA  92667     1    RS      309,572    12/01/93 1      0   10,646
40 T1  2259772      IRLIU       12943 PIERCE RD       SARATOGA      CA  95070     1    RS      355,077    06/01/93 1      0        0
41 T1  2259769      PFMAYNARD   5364 ELROSE AVE       SAN JOSE      CA  95124     1    RS      158,192    06/01/93 1      0    4,361
42 T1  2262688      E KOWALIK   11811 BALBOA BLVD     GRANADA HILLS CA  91344     1    RS      171,738    07/01/93 1      0    2,423
43 T1  2265388      CKYUMIBA    12453 BRADDOCK DR     LOS ANGELES   CA  90066     1    RS      113,123    02/01/94 1      0        0
44 T1  2269267      J ARDELAN   827 EVERGREEN LN      PORT HUENEME  CA  93041     1    RS       87,763    08/01/94 1      0        0
45 T1  2269779 739              14237 BURBANK BOULEV  VAN NUYS      CA  91401     4    RS      363,766
46 T1  2273433      MJGREENBER  357 PAATRICIAN WAY    PASADENA      CA  91105     1    RS      481,827    06/01/94 1      0        0
47 T1  2275385 922  W TRUST     3142E GARNET LN A B   FULLERTON     CA  92631     4    RS      200,011             1
48 T1  2283997 884  JIWOOD      621 AVE A             REDONDO BEACH CA  90277     1    RS      273,275             1

                                                                                      Current   Mthly  Orig-
                                                                                      Intrst    P&I    inal                ARM/
  Cat. Loan #  REO Name            Address            City        ST  Zip   Suspense    Pt      Pymt   Ln Amt   Mat Dt    Fixed %FFB
  ---- ------  --- ----            -------            ----        --  ---   --------  -------   -----  ------   ------    ----- ----
 1 T1  0022210 597            14035 ANDERSON ST DO  PARAMOUNT     CA  90723                                                     100%
 2 T1  0026670 599 TELL       19092 COLCHESTER LN   HUNTINGTON BE CA  92646                                                     100%
 3 T1  0839035     MLYOUNG    111 OVAL RD           IRVINE        CA  92714      70   9.00%     322    40,000  05/01/2007 Fixed 100%
 4 T2  0898928     JCVANIS    20219 GAULT ST        CANOGA PARK   CA  91306       0   9.75%     607    70,600  09/01/2008 Fixed 100%
 5 T2  0909439     RWTHOMPSON 1206N HOLLYDALE DR    FULLERTON     CA  92631       0   6.88%     626    87,600  10/01/2008  ARM  100%
 6 T2  0983161     OGBERGE    4173 ANDROS CIR       HUNTINGTON BC CA  92649       0  12.00%   1,337   130,000  08/01/2010 Fixed 100%
 7 T1  0987828 416            510 VILLA COURT #202  PALM SPRINGS  CA  92262                                                     100%
 8 T2  0992271     M ISLAM    2825 LOS FELICES RD   PALM SPRINGS  CA  92262       0  13.25%     404    35,900  01/01/2011 Fixed 100%
 9 T2  1100495     J VALBUENA 2875 LOS FELICES RD   PALM SPRINGS  CA  92262       0  13.00%     467    42,200  02/02/2011 Fixed 100%
10 T1  1106233 888 WCTIMESHAR 420 VILLA CT #211     PALM SPRINGS  CA  92262                                                     100%
11 T1  1106257 971 WCRESORTPR 420 VILLA CT #213     PALM SPRINGS  CA  92262                                                     100%
12 T1  1106295 899            420 VILLA COURT       PALM SPRINGS  CA      0                                                     100%
13 T1  1106370 887 HFCORP     420 VILLA CT #115     PALM SPRINGS  CA  92262                                                     100%
14 T1  1106462     J HOWARD   43 TENNIS CLUB DR     RANCHO MIRAGE CA  92270       0  14.75%   1,867   150,000  03/01/2011 Fixed 100%
15 T1  1111129     JCFISHER   4918S CIMARRON ST     LOS ANGELES   CA  90062       0   8.13%     344    44,000  06/01/2011  ARM  100%
16 T2  1111280     GFLEGGETT  20224 SHERMAN WAY S   CANOGA PK     CA  91306       0   7.75%     869   115,000  06/01/2011  ARM  100%
17 T1  1118922     JLGREGG    4144 PINEWOOD LK DR   BAKERSFIELD   CA  93309       0   9.11%     845    91,800    10/01/96  ARM  100%
18 T2  1121614     MGCURRIE   8828 PERSHING DR      PLAYA DEL REY CA  90293       0   8.00%   1,094   142,200  10/01/2011  ARM  100%
19 T2  2012270     MJGORDON   10215 VARIEL AVE #25  CHATSWORTH    CA  91311   3,708  10.15%     922   103,770  11/01/2012  ARM  100%
20 T2  2013190     HENHESTER  16945 HILL ST         LA PUENTE     CA  91744  90,529  12.75%     956    88,200  12/01/2012 Fixed 100%
21 T1  2019424     DTHILE     420 VILLA CT #110     PALMS SPRINGS CA  92262       0   6.32%      76    42,750  04/01/2013  ARM  100%
22 T1  2022601     EMFPROP    10629 WOODBRIDGE ST   TOLUCA LAKE   CA  91602  11,559  12.00%  11,512 3,800,000    10/01/93 Fixed 100%
23 T1  2038050 876 J PEREZ    4465W ROSE HILL DR    LOS ANGELES   CA  90032                                                     100%
24 T2  2054595     HAROBERTS  13613 GAIN ST         PACOIMA       CA  91331       0   5.75%     353    55,000  11/01/2013  ARM  100%
25 T1  2058566     J DAVIS    1230N SWEETZER AVE    LOS ANGELES   CA  90069       0   5.75%     706   100,800  11/01/2013  ARM  100%
26 T1  2058610     JKJHEE     10229 VARIEL AVE #26  CHATSWORTH    CA  91311       0  11.13%   1,279   121,000  10/01/2013 Fixed 100%
27 T2  2074612     RLHAASE    26301 THUNDERBIRD D   LAKE ARROWHEA CA  92352       0   6.25%     621    88,600  01/01/2014  ARM  100%
28 T1  2085391     MGSPRATT   2443 COLLEGE ST       SIMI VALLEY   CA  93065     681   6.67%     791   108,000  03/01/2014  ARM  100%
29 T1  2091686     CBRAY      9600S LA SALLE AVE    LOS ANGELES   CA  90047     439   6.48%     603    92,150  04/01/2014  ARM  100%
30 T1  2092344     L HAYES    4133W 59TH PL         LOS ANGELES   CA  90043     486   6.48%     544    76,950  04/01/2014  ARM  100%
31 T1  2120058     GASTEMPLE  1531 STONE CANYON R   LOS ANGELES   CA  90077   3,000   7.75%   4,946   650,000  10/01/2014  ARM  100%
32 T1  2129000 767            1517E GARFIELD AVE #1 GLENDALE      CA  91205                                                     100%
33 T2  2133863     SAMENNUTI  26701 QUAIL CREEK #91 LAGUNA HILLS  CA  92656       0   5.96%     466    71,600  05/01/2015  ARM  100%
34 T1  2143204     JLLEWIS    4711 4713 4TH AVE     LOS ANGELES   CA  90043   7,007   6.32%   1,502   200,000  08/01/2015  ARM  100%
35 T1  2163505 692            8975 ALCOSTA BOULEVA  SAN RAMON     CA  94583                                                     100%
36 T1  2187761     JDOHANNESI 1517E GARFIELD AVE    GLENDALE      CA  91205       0   9.30%     654    79,200  08/01/2016 Fixed 100%
37 T1  2190880 952 CDMACHIN   10 WALES ST           THOUSAND OAKS CA  91360                                                     100%
38 T1  2227829     GCPHELPS   18934 LOS ALIMOS ST   NORTHRIDGE    CA  91326       0   5.71%     837   125,000  07/01/2017  ARM  100%
39 T2  2240167     PJNOONE    18851E CANYON CIR     VILLA PARK    CA  92667   6,300   5.88%   2,090   330,000  07/01/2017  ARM  100%
40 T1  2259772     IRLIU      12943 PIERCE RD       SARATOGA      CA  95070       0   5.71%   2,461   384,000  11/01/2017  ARM  100%
41 T1  2259769     PFMAYNARD  5364 ELROSE AVE       SAN JOSE      CA  95124  16,759   5.71%   1,132   164,000  11/01/2017  ARM  100%
42 T1  2262688     E KOWALIK  11811 BALBOA BLVD     GRANADA HILLS CA  91344       0   5.96%   1,151   180,000  12/01/2017  ARM  100%
43 T1  2265388     CKYUMIBA   12453 BRADDOCK DR     LOS ANGELES   CA  90066       0   6.21%     758   120,000  12/01/2017  ARM  100%
44 T1  2269267     J ARDELAN  827 EVERGREEN LN      PORT HUENEME  CA  93041       0   6.07%     584    95,000  02/01/2018  ARM  100%
45 T1  2269779 739            14237 BURBANK BOULEV  VAN NUYS      CA  91401                                                     100%
46 T1  2273433     MJGREENBER 357 PAATRICIAN WAY    PASADENA      CA  91105       0   5.96%   3,197   500,000  02/01/2018  ARM  100%
47 T1  2275385 922 W TRUST    3142E GARNET LN A B   FULLERTON     CA  92631                                                     100%
48 T1  2283997 884 JIWOOD     621 AVE A             REDONDO BEACH CA  90277                                                     100%

MORTGAGE LOAN SCHEDULE      Figures as of 5/31/94          Report Date:   /  /

Telstar Residential 1-4 Units

                                                                                            FFB                      Escrow Escrow
   Cat.   Loan# REO  Name         Address                City        ST   Zip  Units PType  Gross      Due Dt.  Pos  Bal    Adv
   ---    ----- ---  ----         -------                ----        --   ---  ----- -----  -----     --------  ---  ------ ------
49  T1  2285689     GJHOCKER   4743W EL SEGUNDO BL   HAWTHORNE       CA  90250   4     RS   160,150   05/01/94   1     0      458
50  T2  2286644     BLHOUGH    2593E WARD TERR       ANAHEIM         CA  92806   4     RS   227,748   10/01/93   1     0        0
51  T1  2290759 993 J OCONNOR  15453E HWY B          EL CAJON        CA  92021   1     RS   293,434              1
52  T1  2293697     RL HOWARD  1562 ALTADENA AVE     SAN DIEGO       CA  92102   4     RS   148,337   09/01/93   1     0      162
53  T2  2297279     IEBRADLEY  2801 LOS FELICES CIR  PALM  SPRINGS   CA  92262   1     RC    41,345   06/01/94   1     0        0
54  T1  2297460     AALOPEZ    510 VILLA CT #100     PALM SPRINGS    CA  92262   1     RC    39,875   03/01/94   1     0       93
55  T1  2299121     MF JOHANEK 1115 PEARL ST #3      LA JOLLA        CA  92037   1     RC   165,634   04/01/93   1     0    3,211
56  T1  2306579     A OLMOS    1991 HASTINGS CT      SANTA CLARA     CA  95051   1     RS   121,931   10/01/93   1     0    1,919
57  T2  2307077     KGYOOSEFIA 2801E LOS FELICES CIR PALM SPRINGS    CA  92262   1     RC    41,782   11/01/93   1     0    1,748
58  T2  2310561     DGBOYNTON  3101 GARNET LN        FULLERTON       CA  92631   4     RS   200,368   10/01/93   1     0        0
59  T2  2310578     DGBOYNTON  3107 GARNET LN        FULLERTON       CA  92631   4     RS   199,990   10/01/93   1     0        0
60  T1  2314648     C SMEDMAN  21 MT ALPINE PL       CLAYTON         CA  94517   1     RS   174,776   09/01/93   1     0    1,105
61  T1  2318466     RL HOWARD  5120 GROVELAND DR     SAN DIEGO       CA  92114   4     RS   116,046   10/01/93   1     0       47
62  T2  2321219     AMAYESH    2417 2419 2421 ELM A  LONG BEACH      CA  90805   3     RS   151,467   12/01/93   1     0    2,685
63  T1  2321226 846 DBPAINTER  9218 1/2 PALM ST      BELLFLOWER      CA  90706   1     RC    95,893              1
64  T1  2324904 828 G CHAPMAN  1439 RANDALL ST       GLENDALE        CA  91201   1     RS   173,093              1
65  T1  2327903 979 L TUYEDA   7571 WARNER AVE       HUNTINGTON BE   CA  92647   3     RS   295,887              1
66  T1  2327958 968 L TUYEDA   7561 WARNER AVE       HUNTINGTON BE   CA  92647   3     RS   294,542              1
67  T1  2332431  14 AETAYLOR   6262 PACEMONT DR      HUNTINGTON BE   CA  92648   1     RS   317,925              1
68  T1  2331282 883 R GRIGORIA 329N CHEVY CHASE DR   GLENDALE        CA  91206   3     RS   237,439              1
69  T1  2333205     OJMORRIS   911 ALTA VISTA DR     ALTADENA        CA  91001   1     RS   206,837   03/01/93   1     0    3,896
70  T1  2336471 919 PFVISION   410W PLEASANT VLY R   OXNARD          CA  93033   4     RS   225,400              1
71  T2  2341374     KRHAZARD   2141 TEVIS AVE        LONG BEACH      CA  90815   1     RS   136,945   06/01/94   1     0      737
72  T1  2342902 956 ETWILLEY   7155 APPERSON ST      TUJUNGA         CA  91042   3     RS   153,973              1
73  T1  2343288     L NOTARIO  2558 VERBENA DR       LOS ANGELES     CA  90068   1     RS   178,541   02/01/93   1     0    2,143
74  T1  2343462 868 R GRIGORIA 1155N BRAND BLVD      GLENDALE        CA  91202   1     RC    97,869              1
75  T2  2344816     K HAZARD   5118 DOWNEY AVE       LAKEWOOD        CA  90712   1     RS   131,709   12/01/93   1     0    3,440
76  T2  2348795     RABRUNS    81 AND 85 LEWIS ST    SAN BUENAVENT   CA  93001   1     RS   196,023   12/01/93   1     0    4,634
77  T1  2351494     WEST COA   456 W BRADSHAW LN#1   PALM SPRINGS    CA  92262   1     RC    38,928   07/01/94   1     0        0
78  T2  2360450     DBELWOOD   2146 A GALVESTON AV   SAN JOSE        CA  95122   1     RC    72,535   06/01/94   1     0        0
79  T1  2364506 997 SRLEGARE   1430 MARINE AVE       MANHATTAN BE    CA  90266   1     RS   257,975              1
80  T2  2367420     RABRUNS    54E RAMONA ST         VENTURA         CA  93001   3     RS   302,480   12/01/93   1     0    7,961
81  T1  2367758 916 SFDESILVA  18828 TULSA ST        NORTHRIDGE      CA  91326   1     RS   306,099              1
82  T1  2371368 835 JDTSTE     9036 9042 RAMSGATE    LOS ANGELES     CA  90045   4     RS   286,810              1
83  T1  2371382 840 J DHARMASU 13011 FLORWOOD AVE    HAWTHORNE       CA  90250   4     RS   391,210              1
84  T1  2372897     BMMCGARY   2409 ORANGE AVE       COSTA MESA      CA  92627   1     RS   193,349   10/01/93   1     0       25
85  T2  2373104     RABRUNS    628 RIVERSIDE ST      SAN BUENVENT    CA  93001   3     RS   314,912   12/01/93   1     0    8,086
86  T1  2374244     FWELLIS    1604 ALMOND BLOSSO    SAN JOSE        CA  95124   1     RS   160,466   03/01/93   1     0      674
87  T1  2375537 634            22027 STRATHERN STRE  CANOGA PARK     CA  91304   1     RC   186,535
88  T2  2376288     B OUADDI   392  MIRALESTE DR     SAN PEDRO       CA  90732   1     RC   118,642   11/01/93   1     0    4,630
89  T1  2376431 691            1509 PALOS VERDES ST  SAN PEDRO       CA  90731   3     RS   377,071
90  T2  2376585     MARJORIE   597 VICTORIA ST       COSTA MESA      CA  92627   4     RS   333,562   12/01/93   1     0        0
91  T1  2377359     J ILLOULIA 214 1/2 S HAMILTON    BEVERLY HILLS   CA  90211   2     RS   649,305   06/01/94   1     0        0
92  T1  2377366     J ILLOULIA 216S HAMILTON DR      BEVERLY HILLS   CA  90211   3     RS   649,442   06/01/94   1     0        0
93  T1  2379201     BJCORDES   3571 MOUNTAIN VIEW A  LOS ANGELES     CA  90066   1     RS   287,473   07/01/93   1     0   10,303
94  T1  2380096 694            1115 TERMINO AVENUE   LONG BEACH      CA  90804   4     RS   360,752
95  T1  2380584 948 CPYANEZ    521E JOCELYN DR       LA HABRA        CA  90631   1     RS   129,435              1
96  T1  2380690 992 CPYANEZ    1004E 3RD AVE         LA HABRA        CA  90631   1     RS   123,641              1

                                                                                      Current Monthly
                                                                               Sus-   Intrst  P&I     Original Maturity   ARM/
   Cat.   Loan# REO  Name         Address                City        ST   Zip  pense  Rt      Pymt    Ln Amnt  Dt         Fixed %FFB
   ---    ----- ---  ----         -------                ----        --   ---  ------ ------- ------- -------- ---------- ----- ----
49  T1  2285689     GJHOCKER   4743W EL SEGUNDO BL   HAWTHORNE       CA  90250      0   6.06%   1,117  163,500 06/01/2018   ARM 100%
50  T2  2286644     BLHOUGH    2593E WARD TERR       ANAHEIM         CA  92806      0   6.06%   1,577  240,000 05/01/2018   ARM 100%
51  T1  2290759 993 J OCONNOR  15453E HWY B          EL CAJON        CA  92021                                                  100%
52  T1  2293697     RL HOWARD  1562 ALTADENA AVE     SAN DIEGO       CA  92102    510   6.06%   1,025  150,000 05/01/2018   ARM 100%
53  T2  2297279     IEBRADLEY  2801 LOS FELICES CIR  PALM  SPRINGS   CA  92262      0   7.00%     296   43,650 06/01/2018   ARM 100%
54  T1  2297460     AALOPEZ    510 VILLA CT #100     PALM SPRINGS    CA  92262    446  10.50%     379   41,563 06/01/2018 Fixed 100%
55  T1  2299121     MF JOHANEK 1115 PEARL ST #3      LA JOLLA        CA  92037      0   6.17%   1,158  172,000 08/01/2018   ARM 100%
56  T1  2306579     A OLMOS    1991 HASTINGS CT      SANTA CLARA     CA  95051     53   5.97%     811  127,500 08/01/2018   ARM 100%
57  T2  2307077     KGYOOSEFIA 2801E LOS FELICES CIR PALM SPRINGS    CA  92262      0  10.00%     381   43,544 07/01/2018 Fixed 100%
58  T2  2310561     DGBOYNTON  3101 GARNET LN        FULLERTON       CA  92631      0   6.06%   1,357  202,000 06/01/2018   ARM 100%
59  T2  2310578     DGBOYNTON  3107 GARNET LN        FULLERTON       CA  92631      0   6.06%   1,355  202,000 08/01/2018   ARM 100%
60  T1  2314648     C SMEDMAN  21 MT ALPINE PL       CLAYTON         CA  94517    210   6.32%   1,199  181,800 08/01/2018   ARM 100%
61  T1  2318466     RL HOWARD  5120 GROVELAND DR     SAN DIEGO       CA  92114     27   5.96%     773  117,600 09/01/2018   ARM 100%
62  T2  2321219     AMAYESH    2417 2419 2421 ELM A  LONG BEACH      CA  90805      0   6.17%   1,021  158,500 09/01/2018   ARM 100%
63  T1  2321226 846 DBPAINTER  9218 1/2 PALM ST      BELLFLOWER      CA  90706                                                  100%
64  T1  2324904 828 G CHAPMAN  1439 RANDALL ST       GLENDALE        CA  91201                                                  100%
65  T1  2327903 979 L TUYEDA   7571 WARNER AVE       HUNTINGTON BE   CA  92647                                                  100%
66  T1  2327958 968 L TUYEDA   7561 WARNER AVE       HUNTINGTON BE   CA  92647                                                  100%
67  T1  2332431  14 AETAYLOR   6262 PACEMONT DR      HUNTINGTON BE   CA  92648                                                  100%
68  T1  2331282 883 R GRIGORIA 329N CHEVY CHASE DR   GLENDALE        CA  91206                                                  100%
69  T1  2333205     OJMORRIS   911 ALTA VISTA DR     ALTADENA        CA  91001      0   5.86%   1,476  206,250 11/01/2018   ARM 100%
70  T1  2336471 919 PFVISION   410W PLEASANT VLY R   OXNARD          CA  93033                                                  100%
71  T2  2341374     KRHAZARD   2141 TEVIS AVE        LONG BEACH      CA  90815      0   6.06%     921  144,000 01/01/2019   ARM 100%
72  T1  2342902 956 ETWILLEY   7155 APPERSON ST      TUJUNGA         CA  91042                                                  100%
73  T1  2343288     L NOTARIO  2558 VERBENA DR       LOS ANGELES     CA  90068 27,962   6.17%   1,350  183,750 02/01/2019   ARM 100%
74  T1  2343462 868 R GRIGORIA 1155N BRAND BLVD      GLENDALE        CA  91202                                                  100%
75  T2  2344816     K HAZARD   5118 DOWNEY AVE       LAKEWOOD        CA  90712      0   6.06%     925  135,000 02/01/2019   ARM 100%
76  T2  2348795     RABRUNS    81 AND 85 LEWIS ST    SAN BUENAVENT   CA  93001      0   6.06%   1,352  202,500 04/01/2019   ARM 100%
77  T1  2351494     WEST COA   456 W BRADSHAW LN#1   PALM SPRINGS    CA  92262      0   6.06%     256   40,875 02/01/2019   ARM 100%
78  T2  2360450     DBELWOOD   2146 A GALVESTON AV   SAN JOSE        CA  95122      0   5.96%     474   75,000 04/01/2019   ARM 100%
79  T1  2364506 997 SRLEGARE   1430 MARINE AVE       MANHATTAN BE    CA  90266                                                  100%
80  T2  2367420     RABRUNS    54E RAMONA ST         VENTURA         CA  93001      0   5.46%   2,117  315,000 07/01/2019   ARM 100%
81  T1  2367758 916 SFDESILVA  18828 TULSA ST        NORTHRIDGE      CA  91326                                                  100%
82  T1  2371368 835 JDTSTE     9036 9042 RAMSGATE    LOS ANGELES     CA  90045                                                  100%
83  T1  2371382 840 J DHARMASU 13011 FLORWOOD AVE    HAWTHORNE       CA  90250                                                  100%
84  T1  2372897     BMMCGARY   2409 ORANGE AVE       COSTA MESA      CA  92627  1,360   6.21%   1,454  200,000 10/01/2019   ARM 100%
85  T2  2373104     RABRUNS    628 RIVERSIDE ST      SAN BUENVENT    CA  93001      0   6.21%   2,120  320,000 09/01/2019   ARM 100%
86  T1  2374244     FWELLIS    1604 ALMOND BLOSSO    SAN JOSE        CA  95124  1,851   6.32%   1,209  164,500 09/01/2019   ARM 100%
87  T1  2375537 634            22027 STRATHERN STRE  CANOGA PARK     CA  91304                                                  100%
88  T2  2376288     B OUADDI   392  MIRALESTE DR     SAN PEDRO       CA  90732      0   6.21%     793  120,800 10/01/2019   ARM 100%
89  T1  2376431 691            1509 PALOS VERDES ST  SAN PEDRO       CA  90731                                                  100%
90  T2  2376585     MARJORIE   597 VICTORIA ST       COSTA MESA      CA  92627      0   6.21%   2,413  341,250 12/01/2019   ARM 100%
91  T1  2377359     J ILLOULIA 214 1/2 S HAMILTON    BEVERLY HILLS   CA  90211      0   6.21%   4,380  665,200 10/01/2019   ARM 100%
92  T1  2377366     J ILLOULIA 216S HAMILTON DR      BEVERLY HILLS   CA  90211  1,772   6.21%   4,380  665,200 10/01/2019   ARM 100%
93  T1  2379201     BJCORDES   3571 MOUNTAIN VIEW A  LOS ANGELES     CA  90066  5,000   6.06%   2,075  288,400 11/01/2019   ARM 100%
94  T1  2380096 694            1115 TERMINO AVENUE   LONG BEACH      CA  90804                                                  100%
95  T1  2380584 948 CPYANEZ    521E JOCELYN DR       LA HABRA        CA  90631                                                  100%
96  T1  2380690 992 CPYANEZ    1004E 3RD AVE         LA HABRA        CA  90631                                                  100%

MORTGAGE LOAN SCHEDULE       Figures as of 5/31/94         Report Date:   /  /

Telstar Residential 1-4 Units

                                                                                                               Es-
                                                                                          FFB                  crow  Escrow
   Cat. Loan #  REO  Name            Address            City         ST  Zip  Units PType Gross    Due Dt  Pos Bal   Adv    Suspense
   ---- ------  ---  ----            -------            ----         --  ---  ----- ----- -------  ------  --- ----  ------ --------
 97 T1  2381839 838  D TRUST     9614 9616 AVIATION B LOS ANGELES    CA  90045  2    RS   273,949           1
 98 T2  2381846 837  JD TRUST    219E IVY AVE         INGLEWOOD      CA  90302  4    RS   296,710           1
 99 T2  2381914      A ABRAHAM   650W MYRTLE ST       GLENDALE       CA  91203  1    RS   172,215 11/01/93  1   0     5,001       0
100 T2  2382658      RHODES F    230E CLIFTON AVE     ANAHEIM        CA  92805  4    RS   276,902 11/01/93  1   0         0       0
101 T1  2383576 689              4805 SERRANIA AVENUE WOODLAND HILL  CA  91364  1    RS   220,704
102 T1  2383804      AMARGUELLO  7432 HAZELTINE AVE   VAN NUYS       CA  91405  1    RC   104,902 03/01/92  1   0     3,947     291
103 T1  2384548 615              2801 LOS FELICES#113 PALM SPRINGS   CA  92262  1    RC    41,314
104 T2  2384555      TLJUAREZ    701N LOS FELICES CIR PALM SPRINGS   CA  92262  1    RC    43,737 11/01/93  1   0         0       0
105 T1  2384562 833  ALDANDERSO  2822 AUBURN COURT    PALM SPRINGS   CA  92262  1    RC    36,863           1
106 T2  2384814      J DHARMASU  5315W 96TH ST        WESTCHESTER    CA  90045  1    RS   173,259 11/01/93  1   0     4,819       0
107 T1  2385064 808              3154 BRANDYWINE DR   SAN JOSE       CA  95121  1    RS   221,679
108 T1  2388267      JPGUGLIELM  24842 LARGO DR       LAGUNA HILLS   CA  92653  1    RS   285,352 09/01/93  1   0         0       0
109 T2  2388656      A ABRAHAM   1211N VERDUGO RD     GLENDALE       CA  91206  4    RS   324,758 11/01/93  1   0    13,442       0
110 T1  2388991 781              1139 EAST 67TH ST    ENGLEWOOD      CA  90302  3    RS   181,567
111 T2  2389307      CDGRATIAN   6644 AMIGO AVE       RESEDA         CA  91335  1    RS   135,979 12/01/93  1   0         0       0
112 T1  2389383 817  CFAGEN      17645 BROMLEY ST     ENCINO         CA  91316  1    RS   167,003           1
113 T2  2391270      M KAPUR     448N PARKSIDE AVE    ONTARIO        CA  91764  4    RS   176,323 10/01/93  1   0     5,336       0
114 T2  2391294      M KAPUR     504N PARKSIDE AVE    ONTARIO        CA  91764  4    RS   176,323 10/01/93  1   0     5,336       0
115 T2  2391317 984  M KAPUR     510N PARKSIDE AVE    ONTARIO        CA  91764  4    RS   182,904           1
116 T2  2391461      DSSTAIRS    12623 CULLEN ST      WHITTIER       CA  90602  1    RS   121,165 11/01/93  1   0         0       0
117 T2  2391478      DSSTAIRS    3327 GARDEN TERR LN  HACIENDA HEIGH CA  91745  1    RS   265,164 11/01/93  1   0         0       0
118 T2  2391485      DSSTAIRS    15741 GARYDALE DR    WHITTIER       CA  90604  1    RS   158,385 11/01/93  1   0         0       0
119 T2  2391515      DSSTAIRS    14746 LA FORGE ST    WHITTIER       CA  90603  1    RS   118,789 11/01/93  1   0         0       0
120 T2  2391522      DSSTAIRS    8160 MICHIGAN AVE    WHITTIER       CA  90602  1    RS   134,813 06/01/94  1   0         0       0
121 T2  2391539      DSSTAIRS    13743 45&45 1/2 PENN WHITTIER       CA  90602  3    RS   172,436 06/01/94  1   0         0       0
122 T2  2391546      DSSTAIRS    13906 PLACID DR      WHITTIER       CA  90604  1    RS   110,866 11/01/93  1   0         0       0
123 T2  2391553      DSSTAIRS    13946 PUTNAM ST      WHITTIER       CA  90605  1    RS   123,541 11/01/93  1   0         0       0
124 T2  2391560      DSSTAIRS    11077 SEE DR         WHITTIER       CA  90606  1    RS   106,910 11/01/93  1   0         0       0
125 T2  2391577      DSSTAIRS    14042 TEDEMORY DR    WHITTIER       CA  90605  1    RS   182,143 11/01/93  1   0         0       0
126 T2  2393429 999  PNNGO       318N VINE ST         ANAHEIM        CA  92805  4    RS   267,502           1
127 T1  2394224 820  JBLETOILE   1321 LA PERESA DR    THOUSAND OAKS  CA  91362  1    RS   371,230           1
128 T2  2394361      MCWALPER    11018 ETIWANDA AVE   NORTHRIDGE     CA  91326  1    RS   283,300 10/01/93  1   0         0       0
129 T1  2395333      JBSANTOS    1138 DAISY AVE       LONG BEACH     CA  90813  1    RS   103,168 09/01/93  1   0       993       0
130 T2  2395456      JTBUBONIC   110 110 1/2 CORONA   LONG BEACH     CA  90603  2    RS   305,838 10/01/93  1   0         0       0
131 T1  2395463   1  JTBUBONIC   5901 BELGRAVE AVE    GARDEN GROVE   CA  92645  4    RS   349,742           1
132 T2  2395487      JTBUBONIC   5341 TRINETTE AVE    GARDEN GROVE   CA  92645  1    RS   196,214 10/01/93  1   0         0       0
133 T2  2395494   2  JTBUBONIC   6521 CERULEAN AVE    GARDEN GROVE   CA  92645  1    RS   184,203           1
134 T1  2395616      JSKIM       1864E ROSEWOOD CT    ONTARIO        CA  91764  4    RS   219,943 04/01/93  1   0       671  25,060
135 T1  2395623      JSKIM       1858E ROSEWOOD CT    ONTARIO        CA  91764  4    RS   219,943 04/01/93  1   0       671  25,079
136 T2  2396374      JMLIOU      460 RICHFIELD DR     SAN JOSE       CA  95129  4    RS   402,755 12/01/93  1   0         0       0
137 T2  2396381      J LIOU      1625 TENAKA PL       SUNNYVALE      CA  94067  3    RS   347,467 12/01/93  1   0         0       0
138 T2  2396978      MDRICHMOND  1779 WELCH AVE       SAN JOSE       CA  95112  4    RS   223,942 11/15/93  1   0     5,537       0
139 T2  2397674      MLEBANOFF   215 JASMINE AVE      CORONA DEL MA  CA  92625  1    RS   730,974 11/01/93  1   0    24,646       0
140 T2  2397971      MGBRASSARD  1054 SALT LAKE ST    LONG BEACH     CA  90806  4    RS   284,295 12/01/93  1   0         0       0
141 T2  2397968      MGBRASSARD  1027 SALT LAKE ST    LONG BEACH     CA  90806  4    RS   276,398 12/01/93  1   0         0       0
142 T2  2397995      MGBRASSARD  1025 SALT LAKE ST    LONG BEACH     CA  90806  4    RS   276,398 12/01/93  1   0         0       0
143 T1  2399960 932  KDPHILIPPS  231 AVENIDA PALIZAD  SAN CLEMENTE   CA  92627  3    RS   315,269           1
144 T2  2400273      B DANINO    19747 STAGG ST       CANOGA PARK    CA  91306  1    RS   374,717 12/01/93  1   0    28,193       0

                                                                                        Mthly
                                                                               Current  P&I   Original  Maturity   ARM/
   Cat. Loan #  REO  Name            Address            City         St  Zip  Intrst Rt Pymt  Ln Amnt      Dt     Fixed %FFB
   ---- ------  ---  ----            -------            ----         --  ---  --------- ----- --------  --------  ----- ----
 97 T1  2381839 838  D TRUST     9614 9616 AVIATION B LOS ANGELES    CA  90045                                          100%
 98 T2  2381846 837  JD TRUST    219E IVY AVE         INGLEWOOD      CA  90302                                          100%
 99 T2  2381914      A ABRAHAM   650W MYRTLE ST       GLENDALE       CA  91203  6.21%   1,269  175,000 11/01/2019  ARM  100%
100 T2  2382658      RHODES F    230E CLIFTON AVE     ANAHEIM        CA  92805  6.21%   2,000  280,000 12/01/2019  ARM  100%
101 T1  2383576 689              4805 SERRANIA AVENUE WOODLAND HILL  CA  91364                                          100%
102 T1  2383804      AMARGUELLO  7432 HAZELTINE AVE   VAN NUYS       CA  91405  6.21%     873  104,000 01/01/2020  ARM  100%
103 T1  2384548 615              2801 LOS FELICES#113 PALM SPRINGS   CA  92262                                          100%
104 T2  2384555      TLJUAREZ    701N LOS FELICES CIR PALM SPRINGS   CA  92262 10.00%     393   45,000 01/01/2020 Fixed 100%
105 T1  2384562 833  ALDANDERSO  2822 AUBURN COURT    PALM SPRINGS   CA  92262                                          100%
106 T2  2384814      J DHARMASU  5315W 96TH ST        WESTCHESTER    CA  90045  6.21%   1,251  175,200 12/01/2019  ARM  100%
107 T1  2385064 808              3154 BRANDYWINE DR   SAN JOSE       CA  95121                                          100%
108 T1  2388267      JPGUGLIELM  24842 LARGO DR       LAGUNA HILLS   CA  92653 10.00%   2,563  292,000 01/01/2020 Fixed 100%
109 T2  2388656      A ABRAHAM   1211N VERDUGO RD     GLENDALE       CA  91206  6.34%   2,355  326,250 01/01/2020  ARM  100%
110 T1  2388991 781              1139 EAST 67TH ST    ENGLEWOOD      CA  90302                                          100%
111 T2  2389307      CDGRATIAN   6644 AMIGO AVE       RESEDA         CA  91335  6.21%     955  139,900 02/01/2020  ARM  100%
112 T1  2389383 817  CFAGEN      17645 BROMLEY ST     ENCINO         CA  91316                                          100%
113 T2  2391270      M KAPUR     448N PARKSIDE AVE    ONTARIO        CA  91764  6.21%   1,226  181,200 04/01/2020  ARM  100%
114 T2  2391294      M KAPUR     504N PARKSIDE AVE    ONTARIO        CA  91764  6.21%   1,226  181,200 04/01/2020  ARM  100%
115 T2  2391317 984  M KAPUR     510N PARKSIDE AVE    ONTARIO        CA  91764                                          100%
116 T2  2391461      DSSTAIRS    12623 CULLEN ST      WHITTIER       CA  90602  6.34%     851  122,400 03/01/2020  ARM  100%
117 T2  2391478      DSSTAIRS    3327 GARDEN TERR LN  HACIENDA HEIGH CA  91745  6.34%   1,863  268,000 03/01/2020  ARM  100%
118 T2  2391485      DSSTAIRS    15741 GARYDALE DR    WHITTIER       CA  90604  6.34%   1,113  160,000 03/01/2020  ARM  100%
119 T2  2391515      DSSTAIRS    14746 LA FORGE ST    WHITTIER       CA  90603  6.34%     834  120,000 03/01/2020  ARM  100%
120 T2  2391522      DSSTAIRS    8160 MICHIGAN AVE    WHITTIER       CA  90602  6.34%     894  137,600 03/01/2020  ARM  100%
121 T2  2391539      DSSTAIRS    13743 45&45 1/2 PENN WHITTIER       CA  90602  6.34%   1,144  176,000 03/01/2020  ARM  100%
122 T2  2391546      DSSTAIRS    13906 PLACID DR      WHITTIER       CA  90604  6.34%     779  112,000 03/01/2020  ARM  100%
123 T2  2391553      DSSTAIRS    13946 PUTNAM ST      WHITTIER       CA  90605  6.34%     868  124,800 03/01/2020  ARM  100%
124 T2  2391560      DSSTAIRS    11077 SEE DR         WHITTIER       CA  90606  6.34%     751  108,000 03/01/2020  ARM  100%
125 T2  2391577      DSSTAIRS    14042 TEDEMORY DR    WHITTIER       CA  90605  6.34%   1,279  184,000 03/01/2020  ARM  100%
126 T2  2393429 999  PNNGO       318N VINE ST         ANAHEIM        CA  92805                                          100%
127 T1  2394224 820  JBLETOILE   1321 LA PERESA DR    THOUSAND OAKS  CA  91362                                          100%
128 T2  2394361      MCWALPER    11018 ETIWANDA AVE   NORTHRIDGE     CA  91326  5.96%   1,902  288,000 04/01/2020  ARM  100%
129 T1  2395333      JBSANTOS    1138 DAISY AVE       LONG BEACH     CA  90813  6.11%     702  104,000 04/01/2020  ARM  100%
130 T2  2395456      JTBUBONIC   110 110 1/2 CORONA   LONG BEACH     CA  90603 10.50%   2,854  312,000 05/01/2020  ARM  100%
131 T1  2395463   1  JTBUBONIC   5901 BELGRAVE AVE    GARDEN GROVE   CA  92645                                          100%
132 T2  2395487      JTBUBONIC   5341 TRINETTE AVE    GARDEN GROVE   CA  92645 10.50%   1,829  200,000 05/01/2020  ARM  100%
133 T2  2395494   2  JTBUBONIC   6521 CERULEAN AVE    GARDEN GROVE   CA  92645                                          100%
134 T1  2395616      JSKIM       1864E ROSEWOOD CT    ONTARIO        CA  91764  6.21%   1,786  222,000 05/01/2020  ARM  100%
135 T1  2395623      JSKIM       1858E ROSEWOOD CT    ONTARIO        CA  91764  6.21%   1,786  222,000 05/01/2020  ARM  100%
136 T2  2396374      JMLIOU      460 RICHFIELD DR     SAN JOSE       CA  95129  6.11%   2,717  408,000 06/01/2020  ARM  100%
137 T2  2396381      J LIOU      1625 TENAKA PL       SUNNYVALE      CA  94067  6.11%   2,344  352,000 06/01/2020  ARM  100%
138 T2  2396978      MDRICHMOND  1779 WELCH AVE       SAN JOSE       CA  95112 10.50%   2,088  228,000 06/01/2020  ARM  100%
139 T2  23977674     MLEBANOFF   215 JASMINE AVE      CORONA DEL MA  CA  92625  6.11%   4,836  750,000 08/01/2020  ARM  100%
140 T2  2397971      MGBRASSARD  1054 SALT LAKE ST    LONG BEACH     CA  90806  6.11%   1,918  288,000 06/01/2020  ARM  100%
141 T2  2397968      MGBRASSARD  1027 SALT LAKE ST    LONG BEACH     CA  90806  6.11%   1,865  280,000 06/01/2020  ARM  100%
142 T2  2397995      MGBRASSARD  1025 SALT LAKE ST    LONG BEACH     CA  90806  6.11%   1,865  280,000 06/01/2020  ARM  100%
143 T1  2399960 932  KDPHILIPPS  231 AVENIDA PALIZAD  SAN CLEMENTE   CA  92627                                          100%
144 T2  2400273      B DANINO    19747 STAGG ST       CANOGA PARK    CA  91306  5.96%   2,502  378,700 05/01/2020  ARM  100%

MORTGAGE LOAN SCHEDULE         Figures as of 5/31/94       Report Date:   /  /

Telstar Residential 1-4 Units

                                                                                                      FFB
     Cal. Loan #   REO   Name        Address                 City            ST  Zip   Units  PType   Gross    Due Dt    Pos
     ---- ------   ---   ----        -------                 ----            --  ---   -----  -----   -----    ------    ---
145  T1   2400914        O PIMIENTA  530 CYPRESS WAY         LOMPOC          CA 93436      1  RS     221,118  05/01/93    1
146  T2   2402132        M BUENO     262E JACKSON ST         RIALTO          CA 92376      4  RS     153,579  12/01/93    1
147  T2   2402149        M BUENO     292E JACKSON ST         RIALTO          CA 92376      4  RS     153,939  12/01/93    1
148  T1   2403944   841  D TRUST     5313W 95TH ST           LOS ANGELES     CA 90045      1  RS     180,473              1
149  T2   2404251        G GRABENHE  4615 ST CHARLES PL      LOS ANGELES     CA 90019      1  RS     137,787  11/01/93    1
150  T1   2404350   977  R SALWAN    436N PARKSIDE AVE       ONTARIO         CA 91764      4  RS     181,626              1
151  T1   2404367   970  R SALWAN    430N PARKSIDE AVE       ONTARIO         CA 91764      4  RS     181,625              1
152  T1   2404411   774              2551 EAST WASHINGTON    CARSON          CA 90810      1  RS      84,662
153  T1   2404558   776              12137 GREVILLEA AVE     HAWTHORNE       CA 90250      2  RS     210,707
154  T1   2405186   821  BCHART      5969 ELDERGARDENS       SAN DIEGO       CA 92120      1  RS     269,020              1
155  T1   2406332   961  ATHANSEN    1113W COLLEGE AVE       LOMPOC          CA 93436      1  RS     113,579              1
156  T1   2406783   941  ATHANSEN    1101W N AVE             LOMPOC          CA 93436      1  RS     128,100              1
157  T1   2407465   896              204,206,208 N CENTRE S  SAN PEDRO       CA 90731      3  RS     393,799
158  T1   2407519   896              1045 VALENCIA STREET    COSTA MESA      CA 92626      4  RS     332,670
159  T1   2408512        JCVILLA     700E COOLIDGE ST        LONG BEACH      CA 90805      1  RS     138,604  06/01/93    1
160  T1   2410744     8  GHABESON    13459 EBELL ST          VAN NUYS        CA 91402      1  RS     169,882              1
161  T1   2411211   936  N BEZIKIAN  2001N NEW HAMPSHIRE     LOS ANGELES     CA 90027      1  RS     350,202              1
162  T1   2411358   777              4800 VIA DOLCE #109     MARINA DEL REY  CA 90292      1  RC     296,590
163  T2   2412108        MJREY       1908 MORLEY ST          SIMI VALLEY     CA 93065      1  RS      87,582  12/01/93    1
164  T1   2412405   758              34785 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      4  RS     215,892
165  T2   2412412        WWWILLIAMS  34653 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      4  RS     203,675  12/01/93    1
166  T2   2412429        WWWILLIAMS  34541 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      4  RS     205,100  12/01/93    1
167  T2   2412436        WWWILLIAMS  34585 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      3  RS     173,385  11/01/93    1
168  T2   2412443        WWWILLIAMS  34545 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      4  RS     236,654  12/01/93    1
169  T1   2412467   974  WWWILLIAMS  5031 CAHUENGA BLVD      NORTH HOLLYWOOD CA 91606      4  RS     247,158              1
170  T2   2412696        K YOUSSEF   1025N SPURGEON ST       SANTA ANA       CA 92701      4  RS     296,377  12/01/93    1
171  T1   2414135   994  DSSOMERS    109 111 W 15TH AVE      ESCONDIDO       CA 92025      4  RS     183,606              1
172  T1   2414173   654              1124 WEST HIGHLAND ST   SANTA ANA       CA 92703      4  RS     251,213
173  T1   2414289   969  HSGREEN     950 DOGWOOD ST          COSTA MESA      CA 92627      1  RS     211,974              1
174  T1   2414395   697              1039 VALENCIA STREET    COSTA MESA      CA 92626      4  RS     334,911
175  T1   2415244   946  N TRIVEDI   1046S ARDMORE AVE       LOS ANGELES     CA 90006      4  RS     355,936              1
176  T1   2415299        RRRANGEL    11709 OLD RIVER SCHO    DOWNEY          CA 90241      3  RS     570,989  06/01/93    1
177  T1   2415329   925  MMJOHNSON   4060W BROADWAY          HAWTHORNE       CA 90250      4  RS     382,193              1
178  T1   2417189   907  NEWPORT     32743 PUEBLO TRL        CATHEDRAL CITY  CA 92234      2  RS     127,398              1
179  T1   2417196   905  NEWPORT     33801 WHISPERING PLM    CATHEDRAL CITY  CA 92234      2  RS     122,218              1
180  T1   2417202   923  NEWPORT     33687 WHISPERING PLM    CATHEDRAL CITY  CA 92234      2  RS     122,218              1
181  T1   2417219   908  NEWPORT     33455 PUEBLO TRL        CATHEDRAL CITY  CA 92234      2  RS     127,217              1
182  T1   2417226   904  NHINC       33765 PUEBLO TRL        CATHEDRAL CITY  CA 92234      2  RS     127,217              1
183  T1   2417493   867  CJVANHUISE  38620 IRIS CT           PALMDALE        CA 93551      1  RS     156,561              1
184  T1   2418144   901              1352 W 5TH STREET 14&2  ONTARIO         CA 91782      2  RS     126,182
185  T1   2418182   757              1352 W FIFTH STC12/22/1 ONTARIO         CA 91782      4  RS     167,803
186  T2   2418311        JRBURRUS    702 JAY CIR             HUNTINGTON BE   CA 92648      4  RS     376,467  11/01/93    1
187  T1   2418948   951              455 CONCHA LN           SAN MARCOS      CA 92069      1  RS     123,839
188  T1   2419659        M REYNA     1523S ROSS ST           SANTA ANA       CA 92707      1  RS     121,174  06/01/94    1
189  T1   2420248   917  ERMATHOT    1352W FIFTH ST          ONTARIO         CA 91762      2  RS     124,034              1
190  T1   2420307   824  D GOMEZ     570 572&574 RHEA ST     LONG BEACH      CA 90808      3  RS     151,138              1
191  T1   2422112   886  I MIZRAHI   10935 HARTSOOK ST       NORTH HOLLYWOOD CA 91601      1  RS     144,408              1
192  T1   2422549   973  ATHANSEN    328 SECOND ST           BUELLTON        CA 93427      1  RS     159,312              1

                                                                                                                  Current
                                                                                       Escrow  Escrow             Intrst
     Cal.  Loan #   REO  Name        Address                 City            ST  Zip   Bal     Adv     Suspense   Pln
     ----  ------   ---  ----        -------                 ----            --  ---   ------  ------  --------   -------
145  T1   2400914        O PIMIENTA  530 CYPRESS WAY         LOMPOC          CA 93436      0     246    20,733     5.96%
146  T2   2402132        M BUENO     262E JACKSON ST         RIALTO          CA 92376      0       0         0     6.11%
147  T2   2402149        M BUENO     292E JACKSON ST         RIALTO          CA 92376      0       0         0     6.11%
148  T1   2403944   841  D TRUST     5313W 95TH ST           LOS ANGELES     CA 90045
149  T2   2404251        G GRABENHE  4615 ST CHARLES PL      LOS ANGELES     CA 90019      0   1,175         0     6.11%
150  T1   2404350   977  R SALWAN    436N PARKSIDE AVE       ONTARIO         CA 91764
151  T1   2404367   970  R SALWAN    430N PARKSIDE AVE       ONTARIO         CA 91764
152  T1   2404411   774              2551 EAST WASHINGTON    CARSON          CA 90810
153  T1   2404558   776              12137 GREVILLEA AVE     HAWTHORNE       CA 90250
154  T1   2405186   821  BCHART      5969 ELDERGARDENS       SAN DIEGO       CA 92120
155  T1   2406332   961  ATHANSEN    1113W COLLEGE AVE       LOMPOC          CA 93436
156  T1   2406783   941  ATHANSEN    1101W N AVE             LOMPOC          CA 93436
157  T1   2407465   896              204,206,208 N CENTRE S  SAN PEDRO       CA 90731
158  T1   2407519   896              1045 VALENCIA STREET    COSTA MESA      CA 92626
159  T1   2408512        JCVILLA     700E COOLIDGE ST        LONG BEACH      CA 90805      0     175       716     5.96%
160  T1   2410744     8  GHABESON    13459 EBELL ST          VAN NUYS        CA 91402
161  T1   2411211   936  N BEZIKIAN  2001N NEW HAMPSHIRE     LOS ANGELES     CA 90027
162  T1   2411358   777              4800 VIA DOLCE #109     MARINA DEL REY  CA 90292
163  T2   2412108        MJREY       1908 MORLEY ST          SIMI VALLEY     CA 93065      0     275         0     5.96%
164  T1   2412405   758              34785 VAQUERO ROAD      CATHEDRAL CITY  CA 92234
165  T2   2412412        WWWILLIAMS  34653 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      0   9,780         0     6.11%
166  T2   2412429        WWWILLIAMS  34541 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      0  10,058         0     6.11%
167  T2   2412436        WWWILLIAMS  34585 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      0   7,642         0     6.11%
168  T2   2412443        WWWILLIAMS  34545 VAQUERO ROAD      CATHEDRAL CITY  CA 92234      0  10,488         0     6.11%
169  T1   2412467   974  WWWILLIAMS  5031 CAHUENGA BLVD      NORTH HOLLYWOOD CA 91606
170  T2   2412696        K YOUSSEF   1025N SPURGEON ST       SANTA ANA       CA 92701      0   7,083         0     6.50%
171  T1   2414135   994  DSSOMERS    109 111 W 15TH AVE      ESCONDIDO       CA 92025
172  T1   2414173   654              1124 WEST HIGHLAND ST   SANTA ANA       CA 92703
173  T1   2414289   969  HSGREEN     950 DOGWOOD ST          COSTA MESA      CA 92627
174  T1   2414395   697              1039 VALENCIA STREET    COSTA MESA      CA 92626
175  T1   2415244   946  N TRIVEDI   1046S ARDMORE AVE       LOS ANGELES     CA 90006
176  T1   2415299        RRRANGEL    11709 OLD RIVER SCHO    DOWNEY          CA 90241      0   5,568     8,202     6.13%
177  T1   2415329   925  MMJOHNSON   4060W BROADWAY          HAWTHORNE       CA 90250
178  T1   2417189   907  NEWPORT     32743 PUEBLO TRL        CATHEDRAL CITY  CA 92234
179  T1   2417196   905  NEWPORT     33801 WHISPERING PLM    CATHEDRAL CITY  CA 92234
180  T1   2417202   923  NEWPORT     33687 WHISPERING PLM    CATHEDRAL CITY  CA 92234
181  T1   2417219   908  NEWPORT     33455 PUEBLO TRL        CATHEDRAL CITY  CA 92234
182  T1   2417226   904  NHINC       33765 PUEBLO TRL        CATHEDRAL CITY  CA 92234
183  T1   2417493   867  CJVANHUISE  38620 IRIS CT           PALMDALE        CA 93551
184  T1   2418144   901              1352 W 5TH STREET 14&2  ONTARIO         CA 91782
185  T1   2418182   757              1352 W FIFTH STC12/22/1 ONTARIO         CA 91782
186  T2   2418311        JRBURRUS    702 JAY CIR             HUNTINGTON BE   CA 92648      0   1,554         0     6.13%
187  T1   2418948   951              455 CONCHA LN           SAN MARCOS      CA 92069
188  T1   2419659        M REYNA     1523S ROSS ST           SANTA ANA       CA 92707    181       0         0    10.00%
189  T1   2420248   917  ERMATHOT    1352W FIFTH ST          ONTARIO         CA 91762
190  T1   2420307   824  D GOMEZ     570 572&574 RHEA ST     LONG BEACH      CA 90808
191  T1   2422112   886  I MIZRAHI   10935 HARTSOOK ST       NORTH HOLLYWOOD CA 91601
192  T1   2422549   973  ATHANSEN    328 SECOND ST           BUELLTON        CA 93427

                                                                                        Monthly
                                                                                        P&I      Original Maturity   ARM/
     Cal. Loan #    REO  Name        Address                 City            ST  Zip    Pymt     Ln Amnt  Dt         Fixed    %FFB
     ---- ------    ---  ----        -------                 ----            --  ---    -------  -------- --------   -----    ----
145  T1   2400914        O PIMIENTA  530 CYPRESS WAY         LOMPOC          CA 93436    1,718   222,500  05/01/2020  ARM     100%
146  T2   2402132        M BUENO     262E JACKSON ST         RIALTO          CA 92376    1,036   156,000  06/01/2020  ARM     100%
147  T2   2402149        M BUENO     292E JACKSON ST         RIALTO          CA 92376    1,039   156,000  06/01/2020  ARM     100%
148  T1   2403944   841  D TRUST     5313W 95TH ST           LOS ANGELES     CA 90045                                         100%
149  T2   2404251        G GRABENHE  4615 ST CHARLES PL      LOS ANGELES     CA 90019      912   140,000  06/01/2020  ARM     100%
150  T1   2404350   977  R SALWAN    436N PARKSIDE AVE       ONTARIO         CA 91764                                         100%
151  T1   2404367   970  R SALWAN    430N PARKSIDE AVE       ONTARIO         CA 91764                                         100%
152  T1   2404411   774              2551 EAST WASHINGTON    CARSON          CA 90810                                         100%
153  T1   2404558   776              12137 GREVILLEA AVE     HAWTHORNE       CA 90250                                         100%
154  T1   2405186   821  BCHART      5969 ELDERGARDENS       SAN DIEGO       CA 92120                                         100%
155  T1   2406332   961  ATHANSEN    1113W COLLEGE AVE       LOMPOC          CA 93436                                         100%
156  T1   2406783   941  ATHANSEN    1101W N AVE             LOMPOC          CA 93436                                         100%
157  T1   2407465   896              204,206,208 N CENTRE S  SAN PEDRO       CA 90731                                         100%
158  T1   2407519   896              1045 VALENCIA STREET    COSTA MESA      CA 92626                                         100%
159  T1   2408512        JCVILLA     700E COOLIDGE ST        LONG BEACH      CA 90805    1,038   140,000  07/01/2020  ARM     100%
160  T1   2410744     8  GHABESON    13459 EBELL ST          VAN NUYS        CA 91402                                         100%
161  T1   2411211   936  N BEZIKIAN  2001N NEW HAMPSHIRE     LOS ANGELES     CA 90027                                         100%
162  T1   2411358   777              4800 VIA DOLCE #109     MARINA DEL REY  CA 90292                                         100%
163  T2   2412108        MJREY       1908 MORLEY ST          SIMI VALLEY     CA 93065      651    95,800  08/01/2020  ARM     100%
164  T1   2412405   758              34785 VAQUERO ROAD      CATHEDRAL CITY  CA 92234                                         100%
165  T2   2412412        WWWILLIAMS  34653 VAQUERO ROAD      CATHEDRAL CITY  CA 92234    1,359   208,000  08/01/2020  ARM     100%
166  T2   2412429        WWWILLIAMS  34541 VAQUERO ROAD      CATHEDRAL CITY  CA 92234    1,359   208,000  08/01/2020  ARM     100%
167  T2   2412436        WWWILLIAMS  34585 VAQUERO ROAD      CATHEDRAL CITY  CA 92234    1,147   176,000  08/01/2020  ARM     100%
168  T2   2412443        WWWILLIAMS  34545 VAQUERO ROAD      CATHEDRAL CITY  CA 92234    1,568   240,000  08/01/2020  ARM     100%
169  T1   2412467   974  WWWILLIAMS  5031 CAHUENGA BLVD      NORTH HOLLYWOOD CA 91606                                         100%
170  T2   2412696        K YOUSSEF   1025N SPURGEON ST       SANTA ANA       CA 92701    1,967   304,000  09/01/2020  ARM     100%
171  T1   2414135   994  DSSOMERS    109 111 W 15TH AVE      ESCONDIDO       CA 92025                                         100%
172  T1   2414173   654              1124 WEST HIGHLAND ST   SANTA ANA       CA 92703                                         100%
173  T1   2414289   969  HSGREEN     950 DOGWOOD ST          COSTA MESA      CA 92627                                         100%
174  T1   2414395   697              1039 VALENCIA STREET    COSTA MESA      CA 92626                                         100%
175  T1   2415244   946  N TRIVEDI   1046S ARDMORE AVE       LOS ANGELES     CA 90006                                         100%
176  T1   2415299        RRRANGEL    11709 OLD RIVER SCHO    DOWNEY          CA 90241    4,101   576,000  11/01/2020  ARM     100%
177  T1   2415329   925  MMJOHNSON   4060W BROADWAY          HAWTHORNE       CA 90250                                         100%
178  T1   2417189   907  NEWPORT     32743 PUEBLO TRL        CATHEDRAL CITY  CA 92234                                         100%
179  T1   2417196   905  NEWPORT     33801 WHISPERING PLM    CATHEDRAL CITY  CA 92234                                         100%
180  T1   2417202   923  NEWPORT     33687 WHISPERING PLM    CATHEDRAL CITY  CA 92234                                         100%
181  T1   2417219   908  NEWPORT     33455 PUEBLO TRL        CATHEDRAL CITY  CA 92234                                         100%
182  T1   2417226   904  NHINC       33765 PUEBLO TRL        CATHEDRAL CITY  CA 92234                                         100%
183  T1   2417493   867  CJVANHUISE  38620 IRIS CT           PALMDALE        CA 93551                                         100%
184  T1   2418144   901              1352 W 5TH STREET 14&2  ONTARIO         CA 91782                                         100%
185  T1   2418182   757              1352 W FIFTH STC12/22/1 ONTARIO         CA 91782                                         100%
186  T2   2418311        JRBURRUS    702 JAY CIR             HUNTINGTON BE   CA 92648    2,439   385,000  10/01/2020  ARM     100%
187  T1   2418948   951              455 CONCHA LN           SAN MARCOS      CA 92069                                         100%
188  T1   2419659        M REYNA     1523S ROSS ST           SANTA ANA       CA 92707    1,088   124,000  10/01/2020  Fixed   100%
189  T1   2420248   917  ERMATHOT    1352W FIFTH ST          ONTARIO         CA 91762                                         100%
190  T1   2420307   824  D GOMEZ     570 572&574 RHEA ST     LONG BEACH      CA 90808                                         100%
191  T1   2422112   886  I MIZRAHI   10935 HARTSOOK ST       NORTH HOLLYWOOD CA 91601                                         100%
192  T1   2422549   973  ATHANSEN    328 SECOND ST           BUELLTON        CA 93427                                         100%

MORTGAGE LOAN SCHEDULE     Figures as of 5/31/94     Report Date:    /    /

Telstar Residential 1-4 Units

                                                                                                                   Es-
                                                                                                                   crow    Escrow
  Cat. Loan #  REO Name       Address                  City           ST Zip  Units PType  FFB Gross  Due Dt  Pos  Bal     Adv
  ---- ------  --- ----       -------                  ----           -- ---  ----- -----  ---------  ------  ---  ----    ------
193 T1 2422860 710            2442 NORTH ALDEN STR     SIMI VALLEY    CA 93065   1   RS      154,720
194 T1 2422891 773            3161 3165 WELDON AVE     LOS ANGELES    CA 90065   3   RS      420,587
195 T1 2425328 814            4732 RADFORD AVENUE      NORTH HOLLYWO  CA 91607   1   RS      338,504
196 T1 2423535 813            4742 RADFORD AVENUE      NORTH HOLLYWO  CA 91607   1   RS      333,243
197 T2 2425456     SSUNANIAN  3100S RAYMOND AVE        LOS ANGELES    CA 90007   4   RS      191,538   12/01/93 1       0    7,900
198 T1 2426138 894 REMCAFOOSE 34052 LA SERENA DR       DANA POINT     CA 92629   2   RS      194,653            1
199 T2 2426374     J HIGGER   34062  ST/CRYSTAL LAN    DANA POINT     CA 92629   1   RS      214,963   06/01/94 1       0        0
200 T2 2426404     K URSICH   2502 2508 CAROLINA S     SAN PEDRO      CA 90731   4   RS      210,273   11/01/93 1       0    8,537
201 T1 2431550 852 SKCOSTINC  29 295 AVENIDA LA        CATHEDRAL CITY CA 92234   2   RS      168,645            1
202 T2 2435156     TSFORMAN   3121 OAKDELL LN          STUDIO CITY    CA 91604   1   RS      759,548   10/01/93 1       0        0
203 T2 2437022     DSSTAIRS   14218 CHRISTINE DR       WHITTIER       CA 90605   1   RS      138,275   11/01/93 1       0        0
204 T2 2437039     DSSTAIRS   11718 LOCH LOMOND D      WHITTIER       CA 90606   1   RS      121,412   11/01/93 1       0        0
205 T1 2437237 831 RLHUDSON   9445 PRADERA AVE         MONTCLAIR      CA 91763   4   RS      179,922            1
206 T1 2437824     SRLEGARE   1440 18TH ST             MANHATTAN BEA  CA 90266   1   RS      344,063   04/01/93 1       0    7,592
207 T1 2439462 938 PSINVSTRS  4041 4043 SWIFT AVE      SAN DIEGO      CA 92104   4   RS      192,457            1
208 T1 2443225 812            4726 RADFORD AVENUE      NORTH HOLLYWO  CA 91607   1   RS      228,665
209 T1 2444181     D WILLIAMS 126 AVE BUENA VENTU      SAN CLEMENTE   CA 92672   2   RS      254,191   09/01/93 1       0    2,406
210 T1 2444518 900            12350 DEL AMO BLVD       LAKEWOOD       CA 90715   2   RS      161,894
211 T2 2444938     W CONWAY   580 582 FLORIDA ST       IMPERIAL BEACH CA 91932   3   RS      187,587   12/01/93 1       0    7,519
212 T2 2446392     SCECHEVERR 116S HOOVER ST           LOS ANGELES    CA 90004   1   RS      206,363   12/01/93 1       0        0
213 T1 2448107 825 A SAYADIAN 1017E GARFIELD AVE       GLENDALE       CA 91205   1   RS      155,524            1
214 T2 2450049     D KARPELES 4343 49 MISSISSIPPI      SAN DIEGO      CA 92104   4   RS      219,139   11/01/93 1       0    2,902
215 T2 2450223     JBKIM      2110 CAMINO STREET       ANAHEIM        CA 92802   4   RC      223,065   11/01/93 1       0        0
216 T2 2450377     D KARPELES 4333 39 OREGON ST        SAN DIEGO      CA 92104   4   RS      202,148   11/01/93 1       0    3,165
217 T1 2454348 839 JDTSTE     1042 1046 S INGLEWOOD    INGLEWOOD      CA 90301   4   RS      181,899            1
218 T2 2455280     D KARPELES 4122 4124 4126 FLORI     SAN DIEGO      CA 92104   3   RS      189,228   11/01/93 1       0    6,807
219 T2 2460654     E BAZINET  1052 MOUNTAIN OAK P      THOUSAND OAKS  CA 91320   1   RC      218,354   11/01/93 1   1,226        0
220 T2 2479604     ASBURGESS  47 949 1/2 VENDOME       LOS ANGELES    CA 90026   4   RS      193,523   12/01/93 1       0   10,420
221 T1 2488631     GFKLAUSE   700 OCEAN BLVD           LONG BEACH     CA 90602   1   RC      200,863   08/01/93 1       0       85
       -------                                                                            ----------                -----  -------
           221                                                                            45,295,898                1,887  321,983
                                                                                            -812,766
                                                                                          ----------
                                                                                          44,483,132

                                                                                       Current Monthly  Orig.      Mat.   ARM
  Cat. Loan #  REO Name       Address                  City           ST Zip  Suspense Intrst  P&L Pmt Ln Amnt    Date   Fixed  %FFB
  ---- ------  --- ----       -------                  ----           -- ---  -------- ------- ------- -------    -----  ------ ----
193 T1 2422860 710            2442 NORTH ALDEN STR     SIMI VALLEY    CA 93065                                                  100%
194 T1 2422891 773            3161 3165 WELDON AVE     LOS ANGELES    CA 90065                                                  100%
195 T1 2425328 814            4732 RADFORD AVENUE      NORTH HOLLYWO  CA 91607                                                  100%
196 T1 2423535 813            4742 RADFORD AVENUE      NORTH HOLLYWO  CA 91607                                                  100%
197 T2 2425456     SSUNANIAN  3100S RAYMOND AVE        LOS ANGELES    CA 90007       0  6.13%  1,240   196,000 11/01/2020   ARM 100%
198 T1 2426138 894 REMCAFOOSE 34052 LA SERENA DR       DANA POINT     CA 92629                                                  100%
199 T2 2426374     J HIGGER   34062  ST/CRYSTAL LAN    DANA POINT     CA 92629       0  6.50%  1,164   220,000 11/01/2000   ARM 100%
200 T2 2426404     K URSICH   2502 2508 CAROLINA S     SAN PEDRO      CA 90731       0 10.50%  1,955   213,700 11/01/2000   ARM 100%
201 T1 2431550 852 SKCOSTINC  29 295 AVENIDA LA        CATHEDRAL CITY CA 92234                                                  100%
202 T2 2435156     TSFORMAN   3121 OAKDELL LN          STUDIO CITY    CA 91604  39,889 10.00%  6,757   770,000 07/01/2021   ARM 100%
203 T2 2437022     DSSTAIRS   14218 CHRISTINE DR       WHITTIER       CA 90605       0  6.25%  1,155   143,500 03/01/2021   ARM 100%
204 T2 2437039     DSSTAIRS   11718 LOCH LOMOND D      WHITTIER       CA 90606       0  6.25%  1,014   126,000 03/01/2021   ARM 100%
205 T1 2437237 831 RLHUDSON   9445 PRADERA AVE         MONTCLAIR      CA 91763                                                  100%
206 T1 2437824     SRLEGARE   1440 18TH ST             MANHATTAN BEA  CA 90266       0  6.13%  2,739   348,000 04/01/2021   ARM 100%
207 T1 2439462 938 PSINVSTRS  4041 4043 SWIFT AVE      SAN DIEGO      CA 92104                                                  100%
208 T1 2443225 812            4726 RADFORD AVENUE      NORTH HOLLYWO  CA 91607                                                  100%
209 T1 2444181     D WILLIAMS 126 AVE BUENA VENTU      SAN CLEMENTE   CA 92672   8,000  6.00%  1,670   259,000 06/01/2021   ARM 100%
210 T1 2444518 900            12350 DEL AMO BLVD       LAKEWOOD       CA 90715                                                  100%
211 T2 2444938     W CONWAY   580 582 FLORIDA ST       IMPERIAL BEACH CA 91932       0  6.13%  1,252   191,000 06/01/2021   ARM 100%
212 T2 2446392     SCECHEVERR 116S HOOVER ST           LOS ANGELES    CA 90004       0 10.25%  1,582   210,000 06/01/2021 Fixed 100%
213 T1 2448107 825 A SAYADIAN 1017E GARFIELD AVE       GLENDALE       CA 91205                                                  100%
214 T2 2450049     D KARPELES 4343 49 MISSISSIPPI      SAN DIEGO      CA 92104   2,124  6.13%  1,460   224,000 06/01/2021   ARM 100%
215 T2 2450223     JBKIM      2110 CAMINO STREET       ANAHEIM        CA 92802       0  6.13%  1,486   228,000 06/01/2021   ARM 100%
216 T2 2450377     D KARPELES 4333 39 OREGON ST        SAN DIEGO      CA 92104   1,982  6.13%  1,329   206,250 07/01/2021   ARM 100%
217 T1 2454348 839 JDTSTE     1042 1046 S INGLEWOOD    INGLEWOOD      CA 90301                                                  100%
218 T2 2455280     D KARPELES 4122 4124 4126 FLORI     SAN DIEGO      CA 92104   2,026  6.13%  1,226   193,100 09/01/2001   ARM 100%
219 T2 2460654     E BAZINET  1052 MOUNTAIN OAK P      THOUSAND OAKS  CA 91320       0  6.00%  1,629   221,850 11/01/2021 Fixed 100%
220 T2 2479604     ASBURGESS  47 949 1/2 VENDOME       LOS ANGELES    CA 90026       0  6.00%  1,235   196,000 08/01/2022   ARM 100%
221 T1 2488631     GFKLAUSE   700 OCEAN BLVD           LONG BEACH     CA 90602       0  5.76%    999   200,000 10/01/2022   ARM 100%
       -------                                                                 -------
           221                                                                 313,628

                                Schedule 1.01-C
                                ---------------

                      Pending Loan Modifications Schedule



                  Load and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                 LOAN SERVICE
                              MODIFICATION REPORT
                                  (BULK SALE)
                                 July 5, 1994

                DATE
                APPROVED &                                                              APPROXIMATE
LOAN/BORROWER   CLOSED          APPROVAL TERMS                                          LOAN BALANCE    COMMENTS
2435156 FORMAN  09/21/93        Effective 09/01/93, interest rate shall be reduced to   $752,253.02     Suspense cleared. Loan is
                06/30/94        6.625% until 06/01/95 which is the end of the five                      current, due for 07/01/94
                                year fixed period.                                                      payment.

                                Effective 10/01/93, principal and interest payment
                                will be payable in monthly installments of $4,986.10
                                until 07/01/95 which is the end of the five year fixed
                                period.

2389307 GRATIAN N/A             N/A                                                     $235,978.69     Recvd earthquake inspection
                                                                                                        6/29/94/Pending loan
                                                                                                        committee review for
                                                                                                        possible Deed in Lieu of
                                                                                                        Foreclosure.

0983161 BERGE   06/14/94        Capitalize $9,161.16 that represents accrued interest   Current         Title problem:
                                from 11/01/93 to 05/30/94.                              Principal       Borrower has a 2nd & 3rd
                                                                                        Balance         T.D. as well as two (2)
                                                                                        $130,873.78     tax liens. Referred to W.C.
                                                                                                        Taylor for further review.

                                Effective 06/01/94, interest rate shall be reduced to   New Principal
                                8.500% until 08/01/2010 which is the maturity date      Balance
                                of the loan.                                            $140,034.94

                                Effective 07/01/94, principal and interest payment
                                will be payable in monthly installments of $1,330.14
                                until 08/01/2010 which is the maturity date of the
                                loan.

                                Schedule 1.01-D
                                ---------------

                             REO Property Schedule
      [This schedule has been integrated into the Mortgage Loan Schedule]



                  Loan and REO Purchase Agreement Secondary)
                  -----------------------------------------

                              Schedule 2.04(viii)
                              -------------------

                             Construction Contracts


                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                              Schedule 2.07(a)(ii)
                              --------------------

                              Earthquake Deferrals

                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                               Schedule 3.01(iv)
                               -----------------

                                   Litigation

          The Seller has been sued by several of its adjustable rate mortgage ("ARM") borrowers who have contended that the Seller miscalculated interest rate adjustments because of a 30 or 60 day delay in the recognition of downward movements in the Eleventh District Cost of Funds Index. A 60 day delay, which was not specifically provided for in the related promissory note, was attributable to the need to give borrowers at least 30 days' notice before the effective date of any interest rate change, and the fact that, since the notes are paid in arrears, the first payment amount affected by the interest rate change is due approximately 30 days after such change becomes effective, thus resulting in an index review and notice date approximately 60 days before the payment amount changes. The Seller contends that its consistent use of interest rate adjustment notices constitutes a course of dealing which clarifies any omission or ambiguity in the ARM promissory note. Also, the promissory notes related to residential loans secured by one to four unit properties must be interpreted in accordance with applicable federal regulations that require 30 days' notice of a change in interest rates.

          Although no Mortgage Loans under the Agreement are currently the subject of a lawsuit as described above, certain of the Mortgage Loans had interest rate adjustments made in the same manner as described above, and the Seller has received letters from a loan auditor contending that certain of the Mortgagors have overpaid interest because of the manner in which such interest rate adjustments were made. The following describes the status of current litigation involving loans that are not Mortgage Loans, but which have similar interest rate adjustment provisions to certain of the Mortgage Loans:

          1.  HUBBARD V. FIDELITY FEDERAL BANK Civil No. 92-3939 MRP.  Fidelity
              --------------------------------
Federal Bank ("Fidelity") is a defendant in a purported class action on file in the United States District Court for the Central District of California alleging violation of the Truth In Lending Act and breach of contract and negligence.
The case arises out of the alleged miscalculation of adjustments to the applicable interest rate of an adjustable rate mortgage loan. The complaint seeks compensatory damages and attorneys' fees in an unspecified amount relating to alleged class-wide over-charges. On February 8, 1993, plaintiff Hubbard filed a First Amended Class Action Complaint which added plaintiff Earle S. Humphreys and Nicette M. Humphreys as class representatives and also new claims for fraud and negligent misrepresentation. Defendant Fidelity had already filed a motion for summary judgment which the Court treated as applicable to the First Amended Complaint. On June 7, 1993, the Court issued a decision granting defendant's motion for summary judgment on the grounds that plaintiffs had failed to demonstrate the existence of a genuine issue of fact as to their claims for breach of contract, negligence, fraud, and negligent misrepresentation. Furthermore, the Court concluded that plaintiffs Truth-In-Lending Act claimed were barred by the Statute of Limitations. On July 7, 1993, plaintiffs filed a Notice of Appeal. The matter is now pending before the Court of Appeals for the Ninth Circuit and the transcript on appeal is still in the process of being prepared.

          2. OCEANSIDE 84, LTD V. FIDELITY FEDERAL BANK, Case No. BCO83318-Los
             ------------------------------------------
Angeles Superior Court. Fidelity Federal Bank ("Fidelity") is a defendant in a purported class action on file in the Superior Court of the State of California, County of Los Angeles, alleging breach of contract and unfair trade practices arising out of its adjustment of adjustable rate mortgages. The Complaint seeks compensatory damages and attorneys' fees in an unspecified amount relating to alleged class-wide overcharges due to the use of a "look back period" for the calculation of interest rate adjustments. Fidelity's motion for summary judgment was granted for the unfair competition claim and denied on the breach of contract claim because of the Court's

                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------
perception of triable issues of fact relating to custom and usage. The total damage claim amounts to slightly over $15,000.

          3.  WEBER, ET AL V. FIDELITY FEDERAL BANK, Case No. BCO94073, Los
              -------------------------------------
Angeles Superior Court. On November 30, 1993, an action was filed against Fidelity Federal Bank ("Fidelity") in the Los Angeles Superior Court for breach of contract, declaratory relief and fraud arising out of the manner in which Fidelity calculated interest rate adjustments on a group of 41 separate non-owner occupied/residential adjustable rate loans. The complaint was answered on January 26, 1994. It is Fidelity's present plan to file a motion for summary
judgment similar to the one in the Oceanside 84 case described above.   The
                                   ------------
damage claims on the individual loans average about $3,000, but will be subject to set-offs for adjustments in rising interest markets.

          4. SMALL CLAIMS. Fidelity has been sued in 21 separate small claims matters by individual ARM borrowers. Each of the matters has been filed in the Municipal Court for Santa Clara County and have been prompted by the actions of a single loan auditing firm which has contacted Fidelity's borrowers in the Bay Area. Most, if not all, of the claims are for less than $2,000. Judgments have been entered against Fidelity in 5 of the matters. One of the small claims has been settled and one will be tried de novo on appeal as a test case in October.
                                   -- ----

          The description appearing on this Schedule 3.01(iv) are for the sole purpose of identifying to the Purchaser possible claims or contentions of which the Seller is aware that may be made with respect to Mortgage Loans. The Seller makes no representation regarding the merit or lack of merit of any such claim or contention and such descriptions are not and shall not be deemed to be an admission of any fact or liability with respect to the matters described thereby.

                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                 Exhibit 1.01-A
                                 --------------

                                    Form of
                   Assignment of Intangible Personal Property

                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                       ASSIGNMENT OF GENERAL INTANGIBLES,
                              LICENSES AND PERMITS

          THIS ASSIGNMENT OF GENERAL INTANGIBLES, LICENSES AND PERMITS
("Assignment") is made as of the    day of          ,1994, by and between
Fidelity Federal Bank, a Federal Savings Bank ("Assignor"), and
            , a             ("Assignee").

          A. Contemporaneously with the execution and delivery of this Assignment, Assignor has sold and conveyed to Assignee certain real property and improvements located thereon, if any (collectively, "Property"), pursuant to that certain Loan and REO Purchase Agreement dated [July 9, 1994] between Assignor and Assignee (the "Purchase Agreement").

          B. It is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Assignor and Assignee enter into this Assignment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Recitals. The foregoing recitals are hereby incorporated herein by reference as if fully set forth at this point in the text of this Assignment.

          2. Transfer and Assignment. Assignor does hereby sell, transfer, assign, deliver, grant and convey unto Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under the following property and rights (collectively, "Assigned Items"), all of which are located in or about, pertain to or are related to the Property:

          (a) All surveys, site plans, engineering architectural, structural, electrical, mechanical and other plans, specifications, drawings, if any, and all other documentation of any type relating to the construction, maintenance and/or operation of the Property.

          (b) To the extent assignable without the consent of any third party, all warranties and guarantees, if any, from any and all parties in connection with the construction, maintenance and operation of the Properly, or in connection with any fixtures or equipment located on the Property.

          (c) To the extent legally assignable, all licenses, permits, authorizations, approvals, registrations, certificates of occupancy and like authorizations issued by any governmental authority, federal, state or local, in connection with the Property.

          3. Headings. The headings used in this Assignment are for purposes of convenience only and shall not be used in construing the provisions hereof.

          4. Covenant Of Further Assurances. The parties hereto agree to execute such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.

          6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          7. Severability. The provisions of this Assignment shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.

                              ASSIGNOR:

                              FIDELITY FEDERAL BANK
                              a Federal Savings Bank

                              By: ---------------------------
                              Name: -------------------------
                              Title: ------------------------

                              ASSIGNEE:

                              -------------------------------,
                              a
                               ------------------------------

                              By: ---------------------------
                              Name: -------------------------
                              Title: ------------------------

                                   Exhibit A
                   ----------------------------------------
                          [PROPERTY NAME AND ADDRESS]

        [FIDELITY WILL ATTACH AN EXHIBIT A PAGE FOR EACH REO PROPERTY]

                                Exhibit 1.01-B
                   ----------------------------------------

                             Form of Bill of Sale

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                  BILL OF SALE
                                  ------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fidelity Federal Bank, a Federal Savings Bank ("Seller"), does hereby sell and deliver unto
("Buyer"), all of Seller's right, title and interest in all of the tools, equipment, supplies, inventory, fixtures and equipment not deemed or constituting realty, as well as all furniture, furnishings, and all other like items of personal property which as of the date hereof are located on or used exclusively in connection with the real property described on Exhibit 1 attached hereto, but expressly not including any personal property that may belong to any tenant or property manager of such real property.

          IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this
    day of        ,1994.

                                  SELLER:
                                  FIDELITY FEDERAL BANK,
                                  a Federal Savings Bank

                                  By:
                                  Its:

                                   Exhibit 1
                   ----------------------------------------

                               LEGAL DESCRIPTION

        [FIDELITY WILL ATTACH A LEGAL DESCRIPTION OF EACH REO PROPERTY]

                                Exhibit 1.01-C
                   ----------------------------------------

                                    Form of
                              Servicing Agreement

                 Loan and REO Purchase Agreement (Secondary)
                 --------------------------------------------

                          INTERIM SERVICING AGREEMENT
                          ---------------------------

     INTERIM SERVICING AGREEMENT entered into as of the    day of July, 1994,
between FIDELITY FEDERAL BANK, F.S.B., a federal savings bank (the "Seller"),
and                  , a          corporation (the "Purchaser").

     WHEREAS, the Seller and the Purchaser have entered into a Loan and REO Purchase Agreement dated as of July , 1994 (the "Purchase Agreement") pursuant to which the Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase on a "servicing-released" basis, certain Mortgage Loans and REO Properties, as identified in the Purchase Agreement;

     WHEREAS, the Purchaser has requested the Seller, and the Seller has agreed, to service the Mortgage Loans and REO Properties on behalf of the Purchaser during the term of this Agreement in accordance with the provisions hereof; and

     WHEREAS, the parties desire to enter into this Agreement to set forth the terms and conditions upon which the Seller shall service the Mortgage Loans and the REO Properties;

     NOW, THEREFORE, the Seller and the Purchaser, hereby agree as follows:

     SECTION 1. DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified in this Section:

     "Affiliate": With respect to any Person, any Person controlled by, in control of or under common control with such Person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of common stock or partnership interest, by contract or otherwise.

     "Agreement": This Interim Servicing Agreement between the Seller and the Purchaser, including all exhibits, if any, as it may be amended from time to time.

     "Closing Date": The date of this Agreement.

     "Collection Accounts": The accounts designated as Collateral Account A and Collection Account B in Section 7 below.

     "Conversion Date": [October 31, 1994] or such other date as the parties hereto shall agree to in writing.

     "New REO Property": Any Mortgaged Property which has been acquired by the Seller on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure after the Closing Date and prior to the Conversion Date in connection with the servicing of a Mortgage Loan hereunder.

     "Mortgage Remittance Date": The tenth (10th) Business Day of each calendar month commencing with the month following the month in which the Closing Date occurs and ending with the month following the month in which the Conversion Date occurs.

     "Remittance Period": The period commencing on the first day of a calendar month and ending on the last day of such month; provided, however, that the first Remittance Period shall commence on the Closing Date and end on the last day of the month in which the Closing Date occurs and the last Remittance Period shall end on the Conversion Date.

     "REO Remittance Date": The first (lst) day of the second calendar month following the month in which the Closing Date occurs, and the first day of each calendar month thereafter, ending with the month following the month in which the Conversion Date occurs, provided that if the first day of such month is not a Business Day, then the next REO Remittance Date shall be the succeeding Business Day.

     "REO Documents": The books and records in the possession or under the control of the Seller relating to any REO Property or New REO Property that are contained in, or of the same type as those contained in, the Investor's Review File which are Loan Documents (except for correspondence not material to an evaluation of the Asset and any privileged attorney-client documents or other internal memoranda and reports), physical inspection reports, any Engineering Structural Report, any title updates, current rent rolls, current operating statements, copies of certificates of occupancy, if any, and copies of construction contracts for any work performed during the past 24 months.

     "Reserve Amount": The amount that the Seller shall retain in the Collection Accounts pursuant to Section 7 below that will not be disbursed to the Purchaser until after the Conversion Date.

All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. A list of the Mortgage Loans as of the date of this Agreement is attached as Exhibit A hereto. A list of the REO Properties as of the date of this Agreement is attached as Exhibit B hereto.

     SECTION 2.    TERM.

     The term of this Agreement shall commence on the Closing Date and shall terminate on the Conversion Date. This Agreement shall terminate as to any Mortgage Loan, REO Property or New REO Property that is transferred or assigned by the Purchaser to any Person other than an Affiliate of the Purchaser, such termination to be effective upon such transfer or assignment.

     SECTION 3.    RELATIONSHIP OF THE SELLER AND THE PURCHASER.

          (a) In performing its duties and obligations under this Agreement, the Seller shall be an [independent contractor] and not an agent of the Purchaser. This Agreement shall not be construed to create a partnership or joint venture between the parties.

          (b) The Seller shall give representatives of the Purchaser reasonable access at the Seller's premises, during normal business hours and on reasonable advance notice, for the purpose of examining the Loan Documents and REO Documents and shall, on reasonable advance notice, make reasonably available to representatives of the Purchaser at the Seller's premises employees of the Seller who are familiar with the Mortgage Loans, the REO Properties and the Seller's servicing procedures relating to the Mortgage Loans and the REO Properties for purposes of assisting in such examination. After the Conversion Date, the Purchaser shall give representatives of the Seller reasonable access at the Purchaser's premises, during normal business hours and on reasonable advance notice, to the Loan Documents and REO Documents for the purpose of reviewing documentation that was turned over to the Purchaser but which is reasonably necessary for the Seller to review and copy in connection with determining tax positions or compliance with regulatory requirements or other laws, in connection with litigation or for other similar purposes.

     SECTION 4.  RELEASE AND TRANSFER OF SERVICING; MORTGAGE
                 LOAN FILES AND REO PROPERTY ITEMS.

          (a) As set forth in the Purchase Agreement, the Mortgage Loans and the REO Properties shall be sold and conveyed by the Seller to the Purchaser with any obligation or right of the Seller to service the Mortgage Loans being released and terminated as of the Closing Date. As of the Closing Date, all rights, obligations, liabilities and responsibilities with respect to the servicing of the Mortgage Loans and the REO Properties shall be assumed by the Purchaser. Notwithstanding the foregoing in order to provide for the orderly transition of servicing to the Purchaser, the Purchaser hereby hires the Seller to service the Mortgage Loans and the REO Properties (by providing the services contemplated by Sections 5 and 6 hereof) as the Purchaser's servicer during the period beginning on the Closing Date and ending on the Conversion Date.

          (b) Such servicing shall be performed in consideration of the servicing compensation specified in Section 8 hereof. The Seller shall have no obligation to perform any servicing activities from and after the Conversion Date and no obligation to perform any servicing activities prior to the Conversion Date except as expressly provided herein.

          (c) In order to permit the Seller to perform its obligations hereunder, notwithstanding Sections 2.03 and 2.04 of the Purchase Agreement, the Loan Documents, REO Documents, keys and access devices, and other similar items reasonably necessary to service the Assets shall be retained by the Seller as custodian for the benefit of the Purchaser until the Conversion Date. The Seller's responsibilities hereunder shall not include any verification that the Loan Documents and REO Documents are complete. The Seller, to the extent practicable, shall appropriately identify the Purchaser's interest in the documents and the information on its computer records relating to the Mortgage Loans, the REO Properties and the New REO Property.

     SECTION 5.    SERVICING ACTIVITIES.

          (a) During the term of this Agreement, the Seller shall service the Mortgage Loans and the REO Properties on behalf of the Purchaser and in doing so shall:

          (i) Service the Mortgage Loans, to the extent practicable, using the same servicing procedures utilized by the Seller with respect to the Mortgage Loans prior to the Closing Date. The Seller shall commence in the name of the Purchaser and continue to prosecute for the benefit of the Purchaser existing foreclosure or other similar proceedings as called for by the Seller's servicing procedures, but only with the prior written consent of the Purchaser. Notwithstanding the foregoing, if the Seller proceeds with a foreclosure proceeding, unless otherwise directed by the Purchaser, the Seller shall not be required to pursue a deficiency judgment against the related Mortgagor or any other party liable on the related Mortgage Loan. All such actions described above shall be performed at the Purchaser's sole cost and expense. Unless otherwise specified herein, the Seller shall perform all services under this Agreement in the same manner as if the Seller were performing the services for its own account. Nothing herein shall alter the provisions of Section 2.11 of the Purchase Agreement regarding the obligations of the Purchaser and the Seller as set forth therein. The Seller shall be entitled to keep for its own account any and all late fees and assumption fees collected from any Mortgagor or assignee of a Mortgagor during the term of this Agreement.

          (ii) Service the REO Properties, to the extent practicable, using the same servicing and asset management procedures utilized by the Seller with respect to the REO Properties prior to the Closing Date. The Seller shall commence, in the name of the Purchaser, eviction actions and continue the prosecution or defense, as the case may be, for the benefit of the Purchaser of existing eviction and other actions with respect to the REO Properties as of the Closing Date, unless the Purchaser specifically directs otherwise in writing with respect to one or more REO Properties. All such actions described above shall be performed at the Purchaser's sole cost and expense. In performing such servicing the Seller will, to the extent practicable, either directly or through an agent selected by the Seller, manage, conserve and protect each REO Property in the same manner as if the Seller were performing such functions for its own account unless otherwise specified herein. Notwithstanding the foregoing, in view of the length of the term of this Agreement, the Seller shall not be expected to engage in the development of the REO Properties or formulate a business plan with respect thereto. The Seller will proceed to remedy any health or safety violations or other emergency conditions with respect to REO Property that come to the attention of the Seller. Except in connection with remedying any such violations or emergency conditions, the Seller will, or will instruct the property manager to, perform only routine maintenance and repairs, and will not undertake capital expenditures in excess of $5,000, in any instance, without the prior written consent of the Purchaser.

          (iii) On each REO Remittance Date, provide to the Purchaser reports on the REO Property substantially in the form as is customarily generated by or on behalf of the Seller for real property owned by the Seller. On each Mortgage Remittance Date, provide to the Purchaser reports on the Mortgage Loans in such form as is customarily generated by or on behalf of the Seller for mortgage loans serviced by the Seller for others.

          (iv) Keep and maintain, in accordance with its customary practices in connection with the Mortgage Loans and its customary servicing procedures in connection with the REO Properties, complete and accurate records of (x) all funds (if any) accepted with respect to the Mortgage Loans and advanced by the Seller with respect to the Mortgage Loans and (y) all funds (if any) accepted or advanced by the Seller with respect to the REO Properties during the term of this Agreement.

          (v) Make all required disbursements from Escrow Funds (as defined in the Agreement), if any, and advance funds, subject to reimbursement pursuant to
Section 7 below, if the Escrow Funds are insufficient.

          (vi) If so directed by the Purchaser, use its best efforts to comply, on behalf of the Purchaser, with federal and state income tax reporting relating to the Mortgage Loans, including obligations with respect to Forms 1098 and 1099 and back-up withholding.

          (vii) Make diligent efforts to maintain at the Purchaser's expense, insurance which the Purchaser instructs the Seller in writing to maintain on Purchaser's behalf, with respect to the Mortgaged Property, the REO Properties and the New REO Property to the extent practicable. Notwithstanding the foregoing, the Purchaser acknowledges its obligation to insure the REO Properties from and after the Closing Date, and hereby covenants and agrees to add the Seller as an additional insured on all liability policies with respect to occurrences that take place while this Agreement is in effect. The Purchaser hereby indemnifies and agrees to defend the Seller against any and all Claims that result as a breach of the agreement in the preceding sentence. The foregoing indemnification shall survive any termination of this Agreement.

          (b) Notwithstanding anything to the contrary contained herein, the Seller may not modify, waive, alter, cancel, subordinate or accept satisfaction of any Mortgage Loan (other than through payment in accordance with the terms thereof) without the prior written consent of the Purchaser. Notwithstanding the foregoing, the Seller shall review and analyze proposals for work-outs and/or restructurings of the Mortgage Loans. The Seller shall continue, without the need for further consent, to negotiate and/or consummate Pending Loan Modifications. In addition, the Seller may enter into any forbearance agreements with a term of not more than four months with the related Mortgagor or other party liable on the related Mortgage Loan without the prior approval or consent of the Purchaser, unless otherwise directed in writing by the Purchaser. In the event the Seller believes a work-out and/or restructuring proposal would be in the best interest of the Purchaser, the Seller shall present such proposal to the Purchaser and the Purchaser shall review and make a determination with respect to such proposal within a reasonable time. The Purchaser's failure to act within ten Business Days after receipt of any notice or request for a decision hereunder shall be deemed to constitute approval of the proposal presented to the Purchaser. The Seller shall have no responsibility for any adverse consequences of the Purchaser's failure to make a timely decision or the outcome of the workout or restructuring, whether approved by the Purchaser or deemed approved hereunder.

          (c) The servicing responsibilities of the Seller hereunder shall not include (A) the verification as to whether (i) there has been any breach by the Seller of any of the representations and warranties contained in Article III of the Purchase Agreement or (ii) the Seller has failed to deliver any document described in Section 2.03 or Section 2.04 of the Purchase Agreement, (B) recordation of deeds, assignments of mortgage or any other documentation transferring the Mortgage Loans, the REO Properties and the New REO Properties to the Purchaser or (C) delivery of notices to counsel or responsibility for managing ongoing litigation, except as specifically provided herein, pursuant to
Section 2.11 of the Purchase Agreement.

     SECTION 6.    TITLE AND MANAGEMENT OF NEW REO PROPERTY.

          (a) In the event a New REO Property is acquired, the deed, certificate of sale or other instrument of conveyance or assignment shall be taken in the name of the Purchaser or any Person previously designated by the Purchaser in a written notice to the Seller.

          (b) In the event that a New REO Property is acquired, the Seller shall provide asset management services with respect to the New REO Property, including recommendations as to curing any health and safety violations and identifying any other imminently needed deferred maintenance and repairs to the New REO Property). The Seller shall, either directly or through an agent or Affiliate selected by the Seller, manage, conserve and protect such New REO Property at the expense of the Purchaser in the same manner as the Seller operates, manages, conserves and protects such properties for its own account, subject to the same limitations as set forth in the last sentence of Section 5(a)(ii) above.

     SECTION 7.    COLLECTIONS; EXPENSES; REMITTANCES.

          (a) All revenues accepted and fees received during the term hereof with respect to the Mortgage Loans and the REO Properties (and all revenues accepted with respect to any New REO Property), if any, shall be deposited in one of two separate non-interest bearing demand deposit accounts at the Seller in the name and for the benefit of the Purchaser (the "Collection Accounts"). The revenues accepted and fees received (other than those belonging to the Seller pursuant to other provisions of this Agreement), shall be deposited in Collection Account A, if derived from the Mortgage Loans, and Collection

Account B, if derived from the REO Property or the New REO Property. On each Mortgage Remittance Date, except as otherwise provided in this Section 7, all such funds on deposit in Collection Account A shall be remitted to the Purchaser except for funds which belong to the Seller pursuant to Section 2.07 or 2.09 of the Purchase Agreement, and except that the Seller shall retain in Collection Account A an amount sufficient to maintain a balance after making the
disbursements set forth below on the Mortgage Remittance Date of [$        ](the
"Reserve Amount"). To the extent that the funds in Collection Account B are insufficient on the REO Remittance Date to pay or reimburse to the Seller the sum of all unreimbursed Servicing Advances and servicing fees incurred or earned through the end of the related Remittance Period, the Seller shall be entitled to distribute to the Seller such amounts on the REO Remittance Date from Collection Account A.

          (b) The Seller shall be entitled to reimbursement of all out-of-pocket costs and expenses incurred by it or on its behalf in providing the services described in this Agreement (including, but not limited to, costs of foreclosure (including without limitation the trustees fees and costs incurred using the services of Gateway Mortgage Corporation, an Affiliate of the Seller), expenses incurred for maintenance, repairs, replacements and restorations, fees of attorneys, collection agencies, appraisers or consultants (other than employees of the Seller), costs incurred to obtain documents or information other than those required to be delivered under the Purchase Agreement, costs of appraisals, credit reports and document preparation, title reports, title commitments, tax services, recording fees, claims filing fees, inspections incident to evaluation of Mortgaged Properties, REO Properties or New REO Property, condominium association fees, environmental or structural reports, assessments, real estate and other taxes, mortgage insurance or hazard insurance, property management fees (other than for services performed by the Seller) and related costs, advertising and items similar to any of the foregoing. Any amounts that the Seller advances to cover such servicing expenses shall be referred to as "Servicing Advances." The Seller shall also be entitled to receive its reasonable costs and expenses for the preparation of corrective documents such as assignments and deeds.

          (c) On each Mortgage Remittance Date the Seller shall disburse amounts held in Collection Account A payable as follows:

          first, to the Seller, in an amount equal to all unreimbursed Servicing Advances;

          second, to the Seller, in an amount equal to all servicing fees relating to servicing the Mortgage Loans, as described in Section 8 below, applicable in respect of the preceding Remittance Period and all unpaid servicing fees, whether for servicing of Mortgage Loans or REO Properties, from prior Remittance Periods;

          third, after retaining the Reserve Amount in Collection Account A, the remainder to the Purchaser.

          (d) On each REO Remittance Date the Seller shall disburse amounts held in Collection Account B payable as follows:

          first, to the Seller, in an amount equal to all unreimbursed Servicing Advances;

          second, to the Seller, in an amount equal to all servicing fees relating to servicing the REO Properties, as described in Section 8 below, applicable in respect of the preceding Remittance Period and all unpaid servicing fees, whether for servicing of Mortgage Loans or REO Properties, from prior Remittance Periods;

          third, the remainder to the Purchaser.

          (e) In the event the funds in Collection Account A or Collection Account B on any Mortgage Remittance Date or REO Remittance Date, as the case may be, are insufficient to pay or reimburse to the Seller the sum of all unreimbursed Servicing Advances and applicable servicing fees incurred or earned through the end of the related Remittance Period, the Seller shall be entitled to deduct the amount of the insufficiency from either Collection Account, if the funds in such Collection Account are sufficient therefor. If there are not sufficient funds to make such deduction and maintain the Reserve Amount in Collateral Account A, then the Seller shall indicate in its monthly report to the Purchaser the amount of such insufficiency, which the Purchaser shall be obligated to pay as specified in paragraph (f) below.

          (f) The Purchaser shall be obligated to reimburse the Seller for all of the Servicing Advances made by the Seller and to pay to the Seller all servicing fees due in connection with the servicing of the Mortgage Loans; the REO Properties and the New REO Property. In the event that the Purchaser receives a notice of insufficiency in the Collateral Accounts as described in paragraph (e) above, the Purchaser shall remit to the Seller the amount of such insufficiency no later than the tenth day after receiving the Seller's statement. Subsequent to the Conversion Date, the Seller shall submit statements to the Purchaser for reimbursement of servicing advances made by the Seller during the term of this Agreement, for which the Seller was not billed until subsequent to the Conversion Date or the Purchaser was not billed. The Purchaser shall reimburse the Seller within ten days of receipt of such statement. On the Conversion Date, the Purchaser shall reimburse the Seller for the full amount of any such unreimbursed servicing advances made by the Seller as of such date. Any remaining funds in the Collection Accounts shall be remitted by the Seller to the Purchaser as soon as practicable after the Conversion Date, but in no event sooner than thirty (30) days thereafter, once the Seller has received all bills for which it is to be reimbursed from the Collection Accounts and all reports from property managers of the REO Properties.

     SECTION 8.    SERVICING FEES.

          (a) In consideration of the servicing of the Mortgage Loans and the REO Properties by the Seller pursuant to this Agreement, the Purchaser shall pay to the Seller annual servicing fees, divided into twelve equal monthly installments, as follows: with respect to fixed rate performing loans, an amount equal to 25 basis points; with respect to adjustable rate performing loans, an amount equal to 37.5 basis points; with respect to nonperforming loans, whether fixed rate or adjustable rate, 50 basis points (provided that any loan which is more than 30 days delinquent, and any loan which is being worked out shall be a nonperforming loan); with respect to each REO Property, 125 basis points. [The basis points will be determined with reference to the Mortgage Loan Principal Balance of Record or REO Principal Balance of Record of each Mortgage Loan or REO Property under the Purchase Agreement, less any principal reductions subsequently made on the Mortgage Loans.] The initial installment of the servicing fees shall accrue as of the Closing Date. Such fees shall be credited to the Seller during the Remittance Period in which they are earned. The number of Mortgage Loans, REO Properties and New REO Properties for which the servicing compensation shall be paid shall be determined as of the first day of each month, and such servicing compensation shall be prorated on a daily basis (based on 12 equal 30-day months) for any month in which the Seller acts as the Purchaser's servicer for only a portion of such month.

          (b) As additional compensation for its services hereunder, the Seller shall be entitled to a work-out analysis fee in the amount of $500 per application on the terms and conditions described below. Such work-out fee shall be payable by the Purchaser to the Seller each time a completed work-out, modification or restructuring application is received and reviewed by the Seller. Such fee shall be payable by the Purchaser regardless of whether the work-out, modification or restructuring contemplated by such application is approved by the Purchaser or is actually consummated.

          (c) With respect to any other services which the Seller renders at the request of the Purchaser, which such services are not otherwise covered by this Agreement, the Seller and the Purchaser shall determine in advance the fee for which the Purchaser shall be responsible. Such services may include such tasks as performing site inspections after seismic events and the like.

     SECTION 9. PURCHASER ASSISTANCE.

     The Purchaser shall at its expense do any and all things reasonably required by the Seller to enable the Seller to render the services hereunder. The Purchaser shall be solely responsible for the cost of any conversion or data processing required by the Purchaser, including without limitation, the allocated cost of the Seller's personnel involved in such conversion or data processing.

     SECTION 10. NOTICE TO MORTGAGORS.

     The Purchaser acting by itself or through a designee (which may include the Seller) shall, on notice to the Seller, and at its own expense, notify each Mortgagor of the sale of the related Mortgage Loan, of the transfer of the servicing in respect thereof to the Purchaser, of the new address to which payments on the Mortgage Loans shall be sent after the Conversion Date and of any other pertinent information related to the purchase of the Mortgage Loans and the related servicing by the Purchaser and other matters set forth herein. The Seller may elect to join in any such notice sent by the Purchaser respecting the transfer of servicing on the Conversion Date.

     SECTION 11. DELIVERY OF LOAN DOCUMENTS AND REO DOCUMENTS

     On or before the Conversion Date, the Seller shall, at the Purchaser's sole cost and expense, deliver the Loan Documents and REO Documents and the keys and other access devices along with any additional documents relating to the servicing of the Mortgage Loans and the REO Properties generated during the term hereof to the Purchaser or its designee which shall be provided by the Purchaser in writing.

     SECTION 12. SUBCONTRACTORS.

     The Seller shall be permitted to employ subcontractors (including Affiliates) to perform the servicing hereunder, provided that the Seller shall be responsible for the performance of all services and for all other obligations hereunder.

     SECTION 13. LIMITATION OF LIABILITY; INDEMNITY.

          (a) Neither the Seller, its Affiliates nor any of their respective directors, officers, employees or agents of the Seller shall have any liability to the Purchaser for any action taken or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any liability arising out of or resulting from gross negligence, willful misfeasance or bad faith in the performance of duties under this Agreement. The Seller, its Affiliates and any respective director, officer, employee or agent of the Seller may rely in good faith on any document of any kind which, on its face, was properly executed and submitted by any person respecting any matters arising under this Agreement. Without limiting the generality of the foregoing, the Seller shall not be liable to the Purchaser, with respect to action taken, or for refraining from taking of any action, with respect to any Mortgage Loan, REO Property or New REO Property at or in conformity with the directions of the Purchaser, or for any liability caused by or resulting from a delay occasioned by the Purchaser or for any liability incurred by reason of any action or inaction of the Purchaser.

          (b) The Purchaser shall indemnify and hold the Seller, its Affiliates and their respective directors, officers, employees and agents harmless from and against any claim (including but not limited to, claims brought by any Mortgagor), loss, liability, damage or expense (including, but not limited to, reasonable attorneys' fees, disbursements and court costs and any such fees, disbursements and court costs incurred by or asserted against it or them in any way relating to or arising out of or in establishing liability under this indemnity or in collecting the amounts payable under this indemnity) arising out of or resulting from this Agreement or the performance of the Seller's duties under this Agreement, other than any claim, loss, liability, damage and expense incurred by reason of the gross negligence, willful misfeasance or bad faith in performance of the Seller's duties under this Agreement. The foregoing indemnification shall survive any termination of this Agreement.

          (c) The Seller may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Seller, believed by the Seller to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement. The Seller shall have no liability for any actions taken in reliance upon the advice of counsel.

     SECTION 14. MISCELLANEOUS.

          (a) Each party shall, upon the other's request, execute, acknowledge and deliver all such further documents and instruments as may be reasonably required or reasonably advisable to consummate the transactions provided for or contemplated by this Agreement.

          (b) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, United States of America. Each of the parties hereto hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the federal courts of the United States of America for the Central District of Southern California for the purpose of any action or proceeding relating to this Agreement; (ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; (iii) agrees that a final judgment in any action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it as provided for notices hereunder.

          (c) Neither party to this Agreement (or employee or agent under its control) shall without the prior written consent of the other disclose to any third party any information regarding the Seller and its Affiliates, this Agreement and the terms hereof or the transactions contemplated herein, except to the extent that such disclosure is (i) required to effect the transactions contemplated herein, (ii) required by law or regulation (iii) necessary to permit the audit of the accounts of a party hereto or (iv) made in order to initiate, defend or otherwise pursue legal proceedings between the parties regarding this Agreement or the transactions contemplated hereby.

          (d) Any notices or other communications between the parties hereto permitted or required hereunder shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, to the following addresses or such other address as may hereafter be furnished in writing:

             (i)    In the case of the Seller,

                    Fidelity Federal Bank, F.S.B.
                    4565 Colorado Boulevard
                    Los Angeles, California 90039
                    Facsimile: (818) 549-3002

                    Attention:     James F. Barnett
                                          Senior Vice President
                                          Credit Administration

                    with a copy to:

                    Fidelity Federal Bank, F.S.B.
                    Legal Department
                    600 N. Brand Boulevard
                    Glendale, California 91209
                    Facsimile: (818) 549-3773

                    Attention:    Fred I. Fox, Esq.

             (ii)   In the case of the Purchaser,


                    with a copy to:



Notices shall be effective on receipt. The Purchaser shall designate in writing the name of the person at the Purchaser responsible for and to be contacted in connection with investor reporting, and all such reports shall be forwarded by the Seller to the designated person thereafter in lieu of the addressee provided above.

          (e) If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          (f) The exhibits to this Agreement, if any, are hereby incorporated and made a part hereof and are an integral part of this Agreement

          (g) This Agreement may be amended, supplemented, cancelled or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties hereto or, in the case of a waiver, by an authorized representative of the party waiving compliance.

          (h) This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the parties hereto.

          (i) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) notwithstanding any assignment by the Purchaser or the Seller, such party shall remain liable for its obligations hereunder and (ii) the Purchaser shall not assign its rights under this Agreement without the prior written consent of the Seller.

          (j) All section titles or captions contained in this Agreement or in any exhibit annexed hereto or referred to herein are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

          (k) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          (1) This Agreement (including any exhibits annexed hereto or referred to herein) contains the entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              FIDELITY FEDERAL BANK, F.S.B.

                              By:

                              Name:

                              Title:

                              [PURCHASER]

                              By:

                              Name:

                              Title: